                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[ ] Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-12

                      AIM CORE ALLOCATION PORTFOLIO SERIES
                                AIM EQUITY FUNDS
                                 AIM FUNDS GROUP
                                AIM GROWTH SERIES
                              AIM INVESTMENT FUNDS
                         AIM INVESTMENT SECURITIES FUNDS
                              AIM TAX-EXEMPT FUNDS
                          SHORT-TERM INVESTMENTS TRUST
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

________________________________________________________________________________

(2)  Aggregate number of securities to which transaction applies:

________________________________________________________________________________

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

(4)  Proposed maximum aggregate value of transaction:

________________________________________________________________________________

(5)  Total fee paid:

________________________________________________________________________________


[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0- 11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

________________________________________________________________________________

(2)  Form, Schedule or Registration Statement No.:

________________________________________________________________________________

(3)  Filing Party:

________________________________________________________________________________

(4)  Date Filed:

________________________________________________________________________________

        AIM CORE ALLOCATION                       AIM INVESTMENT FUNDS                     AIM TAX-EXEMPT FUNDS
          PORTFOLIO SERIES                           AIM CHINA FUND                   AIM HIGH INCOME MUNICIPAL FUND
              SERIES C                         AIM DEVELOPING MARKETS FUND               AIM TAX-EXEMPT CASH FUND
              SERIES M                         AIM GLOBAL HEALTH CARE FUND            AIM TAX-FREE INTERMEDIATE FUND
                                           AIM INTERNATIONAL TOTAL RETURN FUND
          AIM EQUITY FUNDS                           AIM JAPAN FUND                    SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND                  AIM LIBOR ALPHA FUND                 GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                      AIM TRIMARK ENDEAVOR FUND            GOVERNMENT TAXADVANTAGE PORTFOLIO
       AIM CONSTELLATION FUND                       AIM TRIMARK FUND                      LIQUID ASSETS PORTFOLIO
   AIM DIVERSIFIED DIVIDEND FUND            AIM TRIMARK SMALL COMPANIES FUND               STIC PRIME PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND                                                           TREASURY PORTFOLIO
     AIM LARGE CAP GROWTH FUND                      AIM GROWTH SERIES
                                                  AIM BASIC VALUE FUND                AIM INVESTMENT SECURITIES FUNDS
          AIM FUNDS GROUP                   AIM CONSERVATIVE ALLOCATION FUND            AIM GLOBAL REAL ESTATE FUND
      AIM BASIC BALANCED FUND                    AIM GLOBAL EQUITY FUND                     AIM HIGH YIELD FUND
  AIM EUROPEAN SMALL COMPANY FUND              AIM GROWTH ALLOCATION FUND                     AIM INCOME FUND
       AIM GLOBAL VALUE FUND                     AIM GLOBAL EQUITY FUND              AIM INTERMEDIATE GOVERNMENT FUND
AIM INTERNATIONAL SMALL COMPANY FUND           AIM GROWTH ALLOCATION FUND                  AIM MONEY MARKET FUND
    AIM MID CAP BASIC VALUE FUND               AIM INCOME ALLOCATION FUND                 AIM MUNICIPAL BOND FUND
       AIM SELECT EQUITY FUND                   AIM INDEPENDENCE NOW FUND                  AIM REAL ESTATE FUND
     AIM SMALL CAP EQUITY FUND                 AIM INDEPENDENCE 2010 FUND                AIM SHORT TERM BOND FUND
                                               AIM INDEPENDENCE 2020 FUND               AIM TOTAL RETURN BOND FUND
                                               AIM INDEPENDENCE 2030 FUND
                                               AIM INDEPENDENCE 2040 FUND
                                               AIM INDEPENDENCE 2050 FUND
                                            AIM INTERNATIONAL ALLOCATION FUND
                                              AIM MID CAP CORE EQUITY FUND
                                              AIM MODERATE ALLOCATION FUND
                                           AIM MODERATE GROWTH ALLOCATION FUND
                                       AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                                                AIM SMALL CAP GROWTH FUND

                                              11 GREENWAY PLAZA, SUITE 100
                                                HOUSTON, TEXAS 77046-1173

                                                                                   December [_____], 2007

Dear Shareholder:

     Each of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each, a "Trust") will hold a Special Meeting of Shareholders on February 29, 2008 in Houston, Texas. The purpose of the Meeting is to vote on important proposals affecting the funds listed above (the "Funds"). This package contains important information about the proposals, a proxy statement, simple instructions on how to vote by phone or via the Internet, and a business reply envelope for you to vote by mail.

     The Boards of Trustees (each, a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     The Boards are requesting that you:

     1. Elect 13 trustees to the Board of Trustees of each Trust, each of whom will serve until his or her successor is elected and qualified.

     2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

     3. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

     4. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     Your vote is important. Please take a moment after reviewing the enclosed materials to sign and return your proxy card in the enclosed postage paid return envelope. If you attend the meeting, you may vote your shares in person. If you expect to attend the meeting in person, or have questions, please notify us by calling (800) 952-3502. You may also vote by telephone or through a website established for that purpose by following the instructions that appear on the enclosed proxy card. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Computershare Fund Services, reminding you to vote your shares.

Sincerely,


/s/ Philip A. Taylor                    /s/ Karen Dunn Kelley
-------------------------------------   ----------------------------------------
President and Principal Executive       President and Principal
Officer,                                Executive Officer, Short-Term
AIM Core Allocation Portfolio Series,   Investments Trust
AIM Equity Funds, AIM Funds Group,
AIM Growth Series, AIM Investment
Funds,
AIM Investment Securities Funds and
AIM Tax-Exempt Funds

         AIM CORE ALLOCATION                      AIM INVESTMENT FUNDS                     AIM TAX-EXEMPT FUNDS
          PORTFOLIO SERIES                           AIM CHINA FUND                   AIM HIGH INCOME MUNICIPAL FUND
              SERIES C                         AIM DEVELOPING MARKETS FUND               AIM TAX-EXEMPT CASH FUND
              SERIES M                         AIM GLOBAL HEALTH CARE FUND            AIM TAX-FREE INTERMEDIATE FUND
                                           AIM INTERNATIONAL TOTAL RETURN FUND
          AIM EQUITY FUNDS                           AIM JAPAN FUND                    SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND                  AIM LIBOR ALPHA FUND                 GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                      AIM TRIMARK ENDEAVOR FUND                 GOVERNMENT TAXADVANTAGE
       AIM CONSTELLATION FUND                       AIM TRIMARK FUND                             PORTFOLIO
    AIM DIVERSIFIED DIVIDEND FUND           AIM TRIMARK SMALL COMPANIES FUND              LIQUID ASSETS PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND                                                          STIC PRIME PORTFOLIO
      AIM LARGE CAP GROWTH FUND                     AIM GROWTH SERIES                       TREASURY PORTFOLIO
                                                  AIM BASIC VALUE FUND
           AIM FUNDS GROUP                  AIM CONSERVATIVE ALLOCATION FUND          AIM INVESTMENT SECURITIES FUNDS
       AIM BASIC BALANCED FUND                   AIM GLOBAL EQUITY FUND                 AIM GLOBAL REAL ESTATE FUND
   AIM EUROPEAN SMALL COMPANY FUND             AIM GROWTH ALLOCATION FUND                   AIM HIGH YIELD FUND
        AIM GLOBAL VALUE FUND                    AIM GLOBAL EQUITY FUND                       AIM INCOME FUND
AIM INTERNATIONAL SMALL COMPANY FUND           AIM GROWTH ALLOCATION FUND            AIM INTERMEDIATE GOVERNMENT FUND
    AIM MID CAP BASIC VALUE FUND               AIM INCOME ALLOCATION FUND                  AIM MONEY MARKET FUND
       AIM SELECT EQUITY FUND                   AIM INDEPENDENCE NOW FUND                 AIM MUNICIPAL BOND FUND
      AIM SMALL CAP EQUITY FUND                AIM INDEPENDENCE 2010 FUND                  AIM REAL ESTATE FUND
                                               AIM INDEPENDENCE 2020 FUND                AIM SHORT TERM BOND FUND
                                               AIM INDEPENDENCE 2030 FUND               AIM TOTAL RETURN BOND FUND
                                               AIM INDEPENDENCE 2040 FUND
                                               AIM INDEPENDENCE 2050 FUND
                                            AIM INTERNATIONAL ALLOCATION FUND
                                              AIM MID CAP CORE EQUITY FUND
                                              AIM MODERATE ALLOCATION FUND
                                           AIM MODERATE GROWTH ALLOCATION FUND
                                       AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                                                AIM SMALL CAP GROWTH FUND

                                              11 GREENWAY PLAZA, SUITE 100
                                                HOUSTON, TEXAS 77046-1173

                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

     To the Shareholders of each of the series portfolios of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each, a "Fund," and collectively, the "Funds") listed above.

     The Boards of Trustees (each a "Board" and together, the "Boards") for the Funds have carefully considered the proposals below, believe that they are in the best interests of the Funds and their shareholders, and unanimously recommend that you vote FOR each of the proposals. The enclosed proxy statement provides you with detailed information on each proposal including how it will benefit shareholders.

     We cordially invite you to attend our Special Meetings of Shareholders to:

     1. Elect 13 trustees to each Board, each of whom will serve until his or her successor is elected and qualified.

     2. Approve a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; INVESCO Asset Management (Japan) Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO Institutional (N.A.), Inc.; and INVESCO Senior Secured Management, Inc.

     3. Approve an amendment to the Trusts' Agreements and Declarations of Trust that would permit each Board to terminate a Trust, a Fund or a share class without a shareholder vote.

     4. Transact any other business, not currently contemplated, that may properly come before the Special Meetings, in the discretion of the proxies or their substitutes.

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

     Shareholders of record of one or more of the Funds as of the close of business on November 30, 2007 are entitled to notice of, and to vote at, the applicable Special Meetings or any adjournment or postponement of the Special Meetings.

     WE REQUEST THAT YOU EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY CARD. THE BOARDS ARE SOLICITING YOUR VOTE ON THE PROPOSALS SET FORTH ABOVE. YOU MAY ALSO VOTE BY TELEPHONE OR THROUGH A WEBSITE ESTABLISHED FOR THAT PURPOSE BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY MATERIAL. YOUR VOTE IS IMPORTANT FOR THE PURPOSE OF ENSURING A QUORUM AT THE SPECIAL MEETINGS. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY EXECUTING AND SUBMITTING A REVISED PROXY CARD, BY GIVING WRITTEN NOTICE OF REVOCATION TO THE APPLICABLE TRUST'S SECRETARY OR BY VOTING IN PERSON AT THE SPECIAL MEETINGS.


/s/ John M. Zerr
------------------------------------
Secretary
December ____, 2007

         AIM CORE ALLOCATION                       AIM INVESTMENT FUNDS                    AIM TAX-EXEMPT FUNDS
          PORTFOLIO SERIES                            AIM CHINA FUND                  AIM HIGH INCOME MUNICIPAL FUND
              SERIES C                         AIM DEVELOPING MARKETS FUND               AIM TAX-EXEMPT CASH FUND
              SERIES M                         AIM GLOBAL HEALTH CARE FUND            AIM TAX-FREE INTERMEDIATE FUND
                                           AIM INTERNATIONAL TOTAL RETURN FUND
          AIM EQUITY FUNDS                            AIM JAPAN FUND                   SHORT-TERM INVESTMENTS TRUST
    AIM CAPITAL DEVELOPMENT FUND                   AIM LIBOR ALPHA FUND                GOVERNMENT & AGENCY PORTFOLIO
          AIM CHARTER FUND                      AIM TRIMARK ENDEAVOR FUND            GOVERNMENT TAXADVANTAGE PORTFOLIO
       AIM CONSTELLATION FUND                        AIM TRIMARK FUND                     LIQUID ASSETS PORTFOLIO
    AIM DIVERSIFIED DIVIDEND FUND            AIM TRIMARK SMALL COMPANIES FUND              STIC PRIME PORTFOLIO
   AIM LARGE CAP BASIC VALUE FUND                                                           TREASURY PORTFOLIO
      AIM LARGE CAP GROWTH FUND                     AIM GROWTH SERIES
                                                   AIM BASIC VALUE FUND               AIM INVESTMENT SECURITIES FUNDS
           AIM FUNDS GROUP                   AIM CONSERVATIVE ALLOCATION FUND           AIM GLOBAL REAL ESTATE FUND
       AIM BASIC BALANCED FUND                    AIM GLOBAL EQUITY FUND                    AIM HIGH YIELD FUND
   AIM EUROPEAN SMALL COMPANY FUND              AIM GROWTH ALLOCATION FUND                    AIM INCOME FUND
        AIM GLOBAL VALUE FUND                     AIM GLOBAL EQUITY FUND             AIM INTERMEDIATE GOVERNMENT FUND
AIM INTERNATIONAL SMALL COMPANY FUND            AIM GROWTH ALLOCATION FUND                 AIM MONEY MARKET FUND
    AIM MID CAP BASIC VALUE FUND                AIM INCOME ALLOCATION FUND                AIM MUNICIPAL BOND FUND
       AIM SELECT EQUITY FUND                   AIM INDEPENDENCE NOW FUND                  AIM REAL ESTATE FUND
      AIM SMALL CAP EQUITY FUND                 AIM INDEPENDENCE 2010 FUND               AIM SHORT TERM BOND FUND
                                                AIM INDEPENDENCE 2020 FUND              AIM TOTAL RETURN BOND FUND
                                                AIM INDEPENDENCE 2030 FUND
                                                AIM INDEPENDENCE 2040 FUND
                                                AIM INDEPENDENCE 2050 FUND
                                            AIM INTERNATIONAL ALLOCATION FUND
                                               AIM MID CAP CORE EQUITY FUND
                                               AIM MODERATE ALLOCATION FUND
                                           AIM MODERATE GROWTH ALLOCATION FUND
                                       AIM MODERATELY CONSERVATIVE ALLOCATION FUND
                                                AIM SMALL CAP GROWTH FUND

                                               11 GREENWAY PLAZA, SUITE 100
                                                HOUSTON, TEXAS 77046-1173

                        SPECIAL MEETINGS OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 29, 2008

                INFORMATION ABOUT THE SPECIAL MEETINGS AND VOTING

WHY DID WE SEND YOU THIS PROXY STATEMENT?

     We are sending you this Proxy Statement and the enclosed proxy card on behalf of the series portfolios of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt Funds and Short-Term Investments Trust (each a "Trust," and together, the "Trusts") listed above (each a "Fund," and together, the "Funds") because the Boards of Trustees (the "Boards") of the Trusts are soliciting your proxy to vote at the Special Meetings of Shareholders and at any adjournments or postponements of the Special Meetings (collectively, the "Special Meetings"). This Proxy Statement provides you information about the business to be conducted at the Special Meetings. You do not need to attend the applicable Special Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote by telephone or through a website established for that purpose.

     The Trusts intend to mail this Proxy Statement, the enclosed Notice of Special Meetings of Shareholders and the enclosed proxy card on or about December ____, 2007 to all shareholders entitled to vote. Shareholders of record of any class of a Fund as of the close of business on November 30, 2007 (the "Record Date") are entitled to vote their respective shares at the applicable Special Meeting. The number of shares outstanding of each class of each Fund on the Record Date can be found in Exhibit A. Each share of a Fund that you own entitles you to one vote on each proposal set forth in the table below that applies to the Fund (a fractional share has a fractional vote).

     We have previously sent to shareholders the most recent annual report for their Fund, including financial statements, and the most recent semiannual report for the period after the annual report, if any. If you have not received such report(s) or would like to receive an additional copy, please contact AIM Investment Services, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046, or call (800) 959-4246 (for all Trusts other than AIM Core Allocation Portfolio Series) or (800) 349-0953 (for AIM Core Allocation Portfolio Series). We will furnish such report(s) free of charge.

WHEN AND WHERE WILL THE SPECIAL MEETINGS BE HELD?

     We are holding the Special Meetings at 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173 on February 29, 2008, at 3:00 p.m., Central Time.

WHAT ARE THE PROPOSALS TO BE VOTED ON AT THE SPECIAL MEETINGS?

     Each of the proposals described in this proxy statement is designed to benefit the Funds and their shareholders. In general, the proposals seek to optimize the efficiency, flexibility and transparency of the operations of the Funds and the delivery of investment management services to the Funds, and to streamline the portfolio management operations of AIM and its affiliates.

     The following table summarizes each proposal to be presented at the Special Meetings, the Funds whose shareholders the Boards are soliciting for each proposal and the page number on which the discussion of each proposal begins:

PROPOSAL                                                     AFFECTED FUNDS   PAGE NUMBER
--------                                                     --------------   -----------
1.   To elect trustees....................................      All Funds         [__]

2.   To approve a new sub-advisory agreement between AIM
     Advisors, Inc. and various affiliated sub-advisers         All Funds         [__]

3.   To approve an amendment to the Trust's Agreement and
     Declaration of Trust.................................      All Funds         [__]

4.   To consider other matters............................      All Funds         [__]

HOW DO I VOTE IN PERSON?

     If you do attend a Special Meeting, were the record owner of your shares on the Record Date, and wish to vote in person, we will provide you with a ballot prior to the vote. However, if your shares were held in the name of your broker, bank or other nominee, you are required to bring a letter from the nominee indicating that you are the beneficial owner of the shares on the Record Date and authorizing you to vote. The letter must also state whether before a Special Meeting you authorized a proxy to vote for you and if so, how you instructed such proxy to vote. Please call the Trusts at (800) 952-3502 if you plan to attend a Special Meeting.

HOW DO I VOTE BY PROXY?

     Whether you plan to attend a Special Meeting or not, we urge you to complete, sign and date the enclosed proxy card and to return it promptly in the envelope provided. Returning the proxy card will not affect your right to attend a Special Meeting or to vote at a Special Meeting if you choose to do so.

     If you properly complete and sign your proxy card and send it to us in time to vote at a Special Meeting, your "proxy" (the individual(s) named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of your Trust as follows and in accordance with management's recommendation on other matters:

-    FOR the election of all 13 nominees for trustee of your Trust.

- FOR the approval of a new sub-advisory agreement for each Fund between A I M Advisors, Inc. and various affiliated sub-advisers.

- FOR the approval of an amendment to the Trusts' Agreements and Declarations of Trust.

     Your proxy will have the authority to vote and act on your behalf at any adjournment or postponement of the Special Meetings.

     Shareholders may also transact any other business not currently contemplated that may properly come before the Special Meetings in the discretion of the proxies or their substitutes.

HOW DO I VOTE BY TELEPHONE OR THE INTERNET?

     You may vote your shares by telephone or through a website established for that purpose by following the instructions that appear on the proxy card accompanying this Proxy Statement.

MAY I REVOKE MY VOTE?

     If you authorize a proxy to vote for you, you may revoke the authorization at any time before it is exercised. You can do this in one of four ways:

- You may send in another proxy card at a later date, prior to the Shareholder Meetings.

- If you submitted a proxy by telephone, via the Internet or via an alternative method of voting permitted by your broker, you may submit another proxy by telephone, via the Internet, or via such alternative method of voting, or send in another proxy with a later date.

- You may notify the Trusts' Secretary in writing before the Special Meetings that you have revoked your proxy.

- You may vote in person at the Special Meetings, as set forth above under the heading, "How Do I Vote in Person?".

WHAT IS THE QUORUM REQUIREMENT?

     A quorum of shareholders is necessary to hold a valid meeting. A quorum will exist for Proposals 1 and 3 for a particular Trust if shareholders entitled to vote one-third of the issued and outstanding shares of such Trust on the Record Date are present at the Special Meetings in person or by proxy. A quorum will exist for Proposal 2 for a particular Fund if shareholders entitled to vote one-third of the issued and outstanding shares of such Fund on the Record Date are present at the Special Meetings in person or by proxy.

     Under rules applicable to broker-dealers, if your broker holds your shares in its name, we expect that the broker will be entitled to vote your shares on Proposal 1 even if it has not received instructions from you. However, your broker will not be entitled to vote on Proposals 2 and 3 unless it has received instructions from you. A "broker non-vote" occurs when a broker has not received voting instructions from a shareholder and is barred from voting the shares without shareholder instructions because the proposal is considered to be non-routine. Because Proposals 2 and 3 are considered non-routine, your broker will not be permitted to vote your shares if it has not received instructions from you, and the shares will be considered "broker non-votes." As a result, we urge you to complete and send in your proxy or voting instructions so your vote can be counted.

     Abstentions and broker non-votes will count as shares present at the Special Meetings for purposes of establishing a quorum.

COULD THERE BE AN ADJOURNMENT OF THE SPECIAL MEETINGS?

     If a quorum is not present at a Special Meeting or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to allow for further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote "FOR" the proposal in favor of such an adjournment and will vote those proxies required to be voted "AGAINST" the proposal against such an adjournment. If a quorum is present but sufficient votes to approve a proposal are not received, a shareholder vote may be taken on other proposals described in this Proxy Statement prior to any adjournment if sufficient votes have been received for such other proposals.

WHAT IS THE VOTE NECESSARY TO APPROVE EACH PROPOSAL?

     PROPOSAL 1. The affirmative vote of a plurality of votes cast by the shareholders of a Trust is necessary to elect trustees of that Trust at the Special Meetings, meaning that the trustee nominee with the most affirmative votes for a particular slot is elected for that slot. In an uncontested election for trustees, the plurality requirement is not a factor. Abstentions will not count as votes cast and will have no effect on the outcome of this proposal. We expect that brokers will be entitled to vote on this proposal, but any broker non-vote will have no effect on the outcome of this proposal.

     PROPOSALS 2. Approval of Proposal 2 requires the lesser of (a) the affirmative vote of 67% or more of the voting securities of your Fund present or represented by proxy at the Special Meeting, if the holders of more than 50% of the outstanding voting securities of your Fund are present or represented by proxy, or (b) the affirmative vote of more than 50% of the outstanding voting securities of your Fund. Abstentions and broker non-votes are counted as present but are not considered votes cast at the Special Meeting. As a result, they have the same effect as a vote against Proposal 2 because approval of Proposal 2 requires the affirmative vote of a percentage of the voting securities present or represented by proxy or a percentage of the outstanding voting securities.

     PROPOSAL 3. Approval of Proposal 3 requires the affirmative vote of a majority of the votes cast by shareholders of the applicable Trust at the Special Meetings. Abstentions and broker non-votes will not count as votes cast and will have no effect on the outcome of this proposal.

HOW WILL PROXIES BE SOLICITED AND WHO WILL PAY?

     The Trusts have engaged the services of Computershare Fund Services ("Solicitor") to assist in the solicitation of proxies for the Special Meetings. Solicitor's costs are estimated to be in the aggregate approximately $________. The Trusts expect to solicit proxies principally by mail, but the Trusts or Solicitor may also solicit proxies by telephone, facsimile or personal interview. The Trusts' officers will not receive any additional or special compensation for any such solicitation. [EACH FUND/AIM] will pay [TO BE DETERMINED] the cost of soliciting proxies, the printing and mailing of this Proxy Statement, the attached Notice of Special Meetings of Shareholders, the enclosed proxy card, and any further solicitation.

WILL ANY OTHER MATTERS BE VOTED ON AT THE SPECIAL MEETINGS?

     Management is not aware of any matters to be presented at the Special Meetings other than those discussed in this Proxy Statement. If any other matters properly come before the Special Meetings, the shares represented by proxies will be voted on those matters in accordance with management's recommendation.

HOW MAY A SHAREHOLDER PROPOSAL BE SUBMITTED?

     As a general matter, the Funds do not hold regular meetings of shareholders. Shareholder proposals for consideration at a meeting of shareholders of a Fund should be submitted to the applicable Trust at the address set forth on the first page of this Proxy Statement. To be considered for presentation at a meeting of shareholders, the applicable Trust must receive proposals within a reasonable time, as determined by the Trust's management, before proxy materials are prepared for the meeting. Such proposals also must comply with applicable law.

     For a discussion of procedures that must be followed for a shareholder to nominate an individual as a trustee, please refer to the section of this Proxy Statement entitled "Proposal 1 - What Are the Committees of the Board? - Governance Committee."

                                   PROPOSAL 1
                              ELECTION OF TRUSTEES

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 1?

     Proposal 1 applies to the shareholders of all Funds.

WHAT IS THE STRUCTURE OF THE BOARD OF TRUSTEES?

     Each Board currently consists of 14 persons. Twelve of the current trustees are "independent," meaning they are not "interested persons" of the Trusts within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). Two of the current trustees are "interested persons" because of their business and financial relationships with the Trusts and A I M Advisors, Inc. ("AIM"), each Trust's investment adviser, and/or AIM's indirect parent, Invesco Ltd. ("INVESCO").

WHO ARE THE NOMINEES FOR TRUSTEES?

     Each Trust's Governance Committee (which consists solely of independent trustees) has approved the nomination of the 11 current independent trustees, as set forth below, to serve as trustee until his or her successor is elected and qualified. The Trust's full Board has approved the nomination of the two current interested trustees, as set forth below. Ruth H. Quigley, a current trustee, is retiring effective as of December 31, 2007.

     Each nominee who is a current trustee serves as a trustee of the 16 registered investment companies comprising the mutual funds advised by AIM (the "AIM Funds"). Each nominee who is a current trustee oversees 104 portfolios that comprise the AIM Funds. The business address of each nominee who is a current trustee is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

     If elected, each nominee would continue to oversee a total of 16 registered investment companies currently comprising 104 portfolios.

     Each of the nominees is willing to serve as a trustee. However, if a nominee becomes unavailable for election, proxies will vote for another nominee proposed by the Boards or, as an alternative, the Boards may keep the position vacant or reduce the number of trustees.

     NOMINEES WHO CURRENTLY ARE INDEPENDENT TRUSTEES

                         TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
NAME AND YEAR OF BIRTH    SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
----------------------   -------   -------------------------------------   -----------------------------   --------------------
Bob R. Baker (1936)        2005    AIM Core Allocation Portfolio Series    Retired                         None

                           2003    AIM Equity Funds
                                   AIM Funds Group
                                   AIM Growth Series
                                   AIM Investment Funds
                                   AIM Investment Securities Funds
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust

Frank S. Bayley (1939)     2005    AIM Core Allocation Portfolio Series    Retired                         Badgley Funds, Inc.
                                                                           Formerly: Partner, law firm     (registered
                           2001    AIM Equity Funds                        of Baker & McKenzie             investment company)
                                   AIM Funds Group                                                         (2 portfolios)
                                   AIM Investment Securities Funds
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust

                           1985    AIM Growth Series

                           1987    AIM Investment Funds

James T. Bunch  (1942)     2005    AIM Core Allocation Portfolio Series    Founder, Green, Manning &       None
                                                                           Bunch Ltd. (investment
                           2003    AIM Equity Funds                        banking firm); and Director,
                                   AIM Funds Group                         Policy Studies, Inc. and Van
                                   AIM Growth Series                       Gilder Insurance Corporation
                                   AIM Investment Funds
                                   AIM Investment Securities Funds
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust
Bruce L. Crockett          2005    AIM Core Allocation Portfolio Series    Chairman, Crockett              ACE Limited
(1944)                                                                     Technology Associates           (insurance company);
                           1993    AIM Tax-Exempt Funds                    (technology consulting          Captaris, Inc.
                                   AIM Equity Funds                        company)                        (unified messaging
                                   Short-Term Investments Trust                                            provider)

                           1987    AIM Funds Group

                           2001    AIM Growth Series
                                   AIM Investment Funds

                           1992    AIM Investment Securities Funds

                         TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
NAME AND YEAR OF BIRTH    SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
----------------------   -------   -------------------------------------   -----------------------------   --------------------
Albert R. Dowden           2005    AIM Core Allocation Portfolio Series    Director of a number of         None
(1941)                                                                     public and private business
                           2000    AIM Equity Funds                        corporations, including the
                                   AIM Funds Group                         Boss Group, Ltd. (private
                                   AIM Investment Securities Funds         investment and management),
                                   AIM Tax-Exempt Funds                    Reich & Tang Funds
                                   Short-Term Investments Trust            (Chairman) (registered
                                                                           investment company) (7
                           2001    AIM Growth Series                       portfolios), Daily Income
                                   AIM Investment Funds                    Fund (4 portfolios),
                                                                           California Daily Tax Free
                                                                           Income Fund, Inc.,
                                                                           Connecticut Daily Tax Free
                                                                           Income Fund, Inc. and New
                                                                           Jersey Daily Municipal
                                                                           Income Fund, Inc., Annuity
                                                                           and Life Re (Holdings), Ltd.
                                                                           (insurance company), and
                                                                           Homeowners of America
                                                                           Holding Corporation
                                                                           (property casualty company)

                                                                           Formerly:  Director,
                                                                           CompuDyne Corporation
                                                                           (provider of products and
                                                                           services to the public
                                                                           security market); Director,
                                                                           President and Chief
                                                                           Executive Officer, Volvo
                                                                           Group North America, Inc.;
                                                                           Senior Vice President, AB
                                                                           Volvo; Director of various
                                                                           affiliated Volvo companies;
                                                                           and Director, Magellan
                                                                           Insurance Company

                         TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
NAME AND YEAR OF BIRTH    SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
----------------------   -------   -------------------------------------   -----------------------------   --------------------
Jack M. Fields (1952)      2005    AIM Core Allocation Portfolio Series    Chief Executive Officer,        Administaff
                                                                           Twenty First Century Group,
                           1997    AIM Equity Funds                        Inc. (government affairs
                                   AIM Funds Group                         company); Owner and Chief
                                   AIM Investment Securities Funds         Executive Officer, Dos
                                   AIM Tax-Exempt Funds                    Angelos Ranch, L.P. (cattle,
                                   Short-Term Investments Trust            hunting, corporate
                                                                           entertainment); and
                           2001    AIM Growth Series                       Discovery Global Education
                                   AIM Investment Funds                    Fund (non-profit)

                                                                           Formerly:  Chief Executive
                                                                           Officer, Texana Timber LP
                                                                           (sustainable forestry
                                                                           company)
Carl Frischling            2005    AIM Core Allocation Portfolio Series    Partner, law firm of Kramer     Director, Reich &
(1937)                                                                     Levin Naftalis and Frankel      Tang Funds (7
                                                                           LLP                             portfolios)

                           1988    AIM Equity Funds

                           1993    AIM Funds Group
                                   AIM Tax-Exempt Funds

                           2001    AIM Growth Series
                                   AIM Investment Funds

                           1990    AIM Investment Securities Funds

                           1980    Short-Term Investments Trust

Prema Mathai Davis         2005    AIM Core Allocation Portfolio Series    Formerly:  Chief Executive      None
(1950)                                                                     Officer, YWCA of the USA
                           1998    AIM Equity Funds
                                   AIM Funds Group
                                   AIM Investment Securities Funds
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust

                           2001    AIM Growth Series
                                   AIM Investment Funds

                         TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
NAME AND YEAR OF BIRTH    SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
----------------------   -------   -------------------------------------   -----------------------------   --------------------
Lewis F. Pennock           2005    AIM Core Allocation Portfolio Series    Partner, law firm of Pennock    None
(1942)                                                                     & Cooper
                           1988    AIM Equity Funds
                                   AIM Investment Securities Funds

                           1992    AIM Funds Group

                           2001    AIM Growth Series
                                   AIM Investment Funds

                           1993    AIM Tax-Exempt Funds

                           1981    Short-Term Investments Trust

Larry Soll, Ph.D.          2005    AIM Core Allocation Portfolio Series    Retired                         None
(1942)

                           2003    AIM Equity Funds
                                   AIM Funds Group
                                   AIM Growth Series
                                   AIM Investment Funds
                                   AIM Investment Securities Funds
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust

Raymond Stickel, Jr.       2005    AIM Core Allocation Portfolio Series    Retired                         None
(1944)                             AIM Equity Funds
                                   AIM Funds Group                         Formerly:  Partner, Deloitte
                                   AIM Growth Series                       & Touche and Director,
                                   AIM Investment Funds                    Mainstay VP Series Funds,
                                   AIM Investment Securities Funds         Inc. (25 portfolios)
                                   AIM Tax-Exempt Funds
                                   Short-Term Investments Trust

         NOMINEES WHO CURRENTLY ARE INTERESTED PERSONS

NAME, YEAR OF
BIRTH AND
POSITION(S) HELD WITH    TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
THE TRUSTS                SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
---------------------    -------   -------------------------------------   -----------------------------   --------------------
Martin L. Flanagan(1)      2007    AIM Core Allocation Portfolio Series    Director, Chief Executive       None
(1960)                             AIM Equity Funds                        Officer and President,
                                   AIM Funds Group                         Invesco Ltd. (ultimate parent
                                   AIM Growth Series                       of AIM and a global
                                   AIM Investment Funds                    investment management firm);
                                   AIM Investment Securities Funds         Director, Chief Executive
                                   AIM Tax-Exempt Funds                    Officer and President,
                                   Short-Term Investments Trust            INVESCO PLC (parent of AIM
                                                                           and a global investment
                                                                           management firm); Chairman, A
                                                                           I M Advisors, Inc.
                                                                           (registered investment
                                                                           adviser); and Director,
                                                                           Chairman, Chief Executive
                                                                           Officer and President, IVZ
                                                                           Inc. (holding company) and
                                                                           INVESCO North American
                                                                           Holdings, Inc. (holding
                                                                           company); Chairman and
                                                                           President, INVESCO Group
                                                                           Services, Inc. (service
                                                                           provider); Trustee, The AIM
                                                                           Family of Funds(R); Vice
                                                                           Chairman, Investment Company
                                                                           Institute; and Member of
                                                                           Executive Board, SMU Cox
                                                                           School of Business

                                                                           Formerly:  President,
                                                                           Co-Chief Executive Officer,
                                                                           Co-President, Chief Operating
                                                                           Officer and Chief Financial
                                                                           Officer, Franklin Resources,
                                                                           Inc. (global investment
                                                                           management organization) and
                                                                           Chairman, Investment Company
                                                                           Institute

----------
(1) Mr. Flanagan was appointed as Trustee of the Trusts on February 24, 2007. Mr. Flanagan is considered an interested person of the Funds because he is an officer of the adviser to the Funds, and an officer and a director of INVESCO, parent of the adviser to the Funds.

NAME, YEAR OF
BIRTH AND
POSITION(S) HELD WITH    TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
THE TRUSTS                SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
---------------------    -------   -------------------------------------   -----------------------------   --------------------
Philip A. Taylor(2)        2006    AIM Core Allocation Portfolio Series    Director, Chief Executive       None
(1954)                             AIM Equity Funds                        Officer and President, AIM
                                   AIM Funds Group                         Mutual Fund Dealer Inc.
                                   AIM Growth Series                       (registered broker dealer),
                                   AIM Investment Funds                    A I M Advisors, Inc., AIM
                                   AIM Investment Securities Funds         Funds Management Inc. d/b/a
                                   AIM Tax-Exempt Funds                    INVESCO Enterprise Services
                                   Short-Term Investments Trust            (registered investment
                                                                           adviser and registered
                                                                           transfer agent) and 1371
                                                                           Preferred Inc. (holding
                                                                           company); Director, Chairman,
                                                                           Chief Executive Officer and
                                                                           President, A I M Management
                                                                           Group Inc. and A I M Capital
                                                                           Management, Inc. (registered
                                                                           investment adviser);
                                                                           Director and President,
                                                                           INVESCO Funds Group, Inc.
                                                                           (registered investment
                                                                           adviser and registered
                                                                           transfer agent) and AIM GP
                                                                           Canada Inc. (general partner
                                                                           for limited partnership);
                                                                           Director,
                                                                           A I M Distributors, Inc.
                                                                           (registered broker dealer);
                                                                           Director and Chairman, AIM
                                                                           Investment Services, Inc.
                                                                           (registered transfer agent)
                                                                           and INVESCO Distributors,
                                                                           Inc. (registered broker
                                                                           dealer); Director, President
                                                                           and Chairman, IVZ Callco Inc.
                                                                           (holding company), INVESCO
                                                                           Inc. (holding company) and
                                                                           AIM Canada Holdings Inc.
                                                                           (holding company); Director
                                                                           and Chief Executive Officer,
                                                                           AIM Trimark Corporate Class
                                                                           Inc. (formerly AIM Trimark

----------
(2) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Funds.

NAME, YEAR OF
BIRTH AND
POSITION(S) HELD WITH    TRUSTEE                                              PRINCIPAL OCCUPATION(S)      OTHER TRUSTEESHIP(S)
THE TRUSTS                SINCE               NAME OF TRUST(S)                  DURING PAST 5 YEARS                HELD
---------------------    -------   -------------------------------------   -----------------------------   --------------------
                                                                           Global Fund Inc.) (corporate
                                                                           mutual fund company) and AIM
                                                                           Trimark Canada Fund Inc.
                                                                           (corporate mutual fund
                                                                           company); Trustee, President
                                                                           and Principal Executive
                                                                           Officer, The AIM Family of
                                                                           Funds(R) (other than AIM
                                                                           Treasurer's Series Trust,
                                                                           Short-Term Investments Trust
                                                                           and Tax-Free Investments
                                                                           Trust); Trustee and Executive
                                                                           Vice President, The AIM
                                                                           Family of Funds(R) (AIM
                                                                           Treasurer's Series Trust,
                                                                           Short-Term Investments Trust
                                                                           and Tax-Free Investments
                                                                           Trust only) ; and Manager,
                                                                           PowerShares Capital
                                                                           Management LLC

                                                                           Formerly:  Director and
                                                                           Chairman, Fund Management
                                                                           Company; President and
                                                                           Principal Executive Officer,
                                                                           The AIM Family of Funds(R)
                                                                           (AIM Treasurer's Series
                                                                           Trust, Short-Term Investments
                                                                           Trust and Tax-Free
                                                                           Investments Trust only);
                                                                           Chairman, AIM Canada
                                                                           Holdings, Inc.; President,
                                                                           AIM Trimark Global Fund Inc.
                                                                           and AIM Trimark Canada Fund
                                                                           Inc.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 1?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" the 13 nominees listed above.

WHAT ARE THE COMMITTEES OF THE BOARDS?

     Each Board currently has six standing committees: an Audit Committee, a Compliance Committee, a Governance Committee, an Investments Committee, a Special Market Timing Litigation Committee and a Valuation Committee. Effective January 1, 2008, each Board's Valuation Committee will be reconstituted as a Valuation, Distribution and Proxy Oversight Committee.

     AUDIT COMMITTEE

     Each Audit Committee is separately designated and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Further, each Audit Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Audit Committee are James T. Bunch, Bruce L. Crockett, Lewis F. Pennock, Dr. Larry Soll, Raymond Stickel, Jr. (Chair), and Ruth H. Quigley (Vice Chair). Effective January 1, 2008, Mr. Bunch will replace Miss Quigley as the Vice Chair of each Audit Committee.

     Each Audit Committee's primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants (the "independent auditors") for the Funds; (ii) appoint independent auditors for the Funds; (iii) pre-approve all permissible non-audit services that are provided to the Funds by their independent auditors to the extent required by
Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds' independent auditors to the Funds' investment adviser and certain other affiliated entities; (v) review the audit and tax plans prepared by the independent auditors; (vi) review the Funds' audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds' shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent auditors; and
(xiv) remain informed (a) of the Funds accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds' net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds.

     COMPLIANCE COMMITTEE

     The current members of each Compliance Committee are Frank S. Bayley, Mr. Crockett (Chair), Albert R. Dowden (Vice Chair) and Mr. Stickel.

     Each Compliance Committee is responsible for: (i) recommending to the Boards and the independent trustees the appointment, compensation and removal of the Funds' Chief Compliance Officer; (ii) recommending to the independent trustees the appointment, compensation and removal of the Funds' Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, AIM and INVESCO Funds Group, Inc. ("IFG");
(iii) recommending to the independent trustees the appointment and removal of AIM's independent Compliance Consultant (the "Compliance Consultant") and reviewing the report prepared by the Compliance Consultant upon its compliance review of AIM (the "Report") and any objections made by AIM with respect to the Report; (iv) reviewing any report prepared by a third party who is not an interested person of AIM, upon the conclusion by such third party of a compliance review of AIM; (v) reviewing all reports on compliance matters from the Funds' Chief Compliance Officer, (vi) reviewing all recommendations made by the Senior Officer regarding AIM's compliance procedures, (vii) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of AIM's fiduciary duties to Fund shareholders and of AIM's Code of Ethics; (viii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (ix) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (x) receiving and reviewing quarterly reports on the activities of AIM's Internal Compliance Controls Committee; (xi) reviewing all reports made by AIM's Chief Compliance Officer; (xii) reviewing and recommending to the independent trustees whether to approve procedures to investigate matters brought to the attention of AIM's ombudsman; (xiii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from INVESCO that are applicable to the Funds or their service providers; and (xiv) overseeing potential conflicts of interest that are reported to the Compliance Committee by AIM, the Chief Compliance Officer, the Senior Officer and/or the Compliance Consultant.

     GOVERNANCE COMMITTEE

     Each Governance Committee is comprised entirely of trustees who are not "interested persons" of the Funds as defined in Section 2(a)(19) of the 1940 Act. The current members of each Governance Committee are Messrs. Bob R. Baker, Bayley, Dowden (Chair), Jack M. Fields (Vice Chair) and Carl Frischling and Dr. Prema Mathai-Davis.

     Each Governance Committee is responsible for: (i) nominating persons who will qualify as independent trustees for (a) election as trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of trustees, (b) appointment by the Boards of trustees to fill vacancies that arise between meetings of shareholders; (ii) reviewing the size of the Boards, and recommending to the Boards whether the size of the Boards shall be increased or decreased; (iii) nominating the Chair of the Boards; (iv) monitoring the composition of the Boards and each committee of the Boards, and monitoring the qualifications of all trustees; (v) recommending persons to serve as members of each committee of the Boards (other than the Compliance Committees), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the independent trustees; (vii) overseeing the selection of independent legal counsel to the independent trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the independent trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Boards; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Boards.

     Each Governance Committee will consider nominees recommended by a shareholder to serve as trustees, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which trustees will be elected; and
(ii) that the Governance Committee or the Boards, as applicable, shall make the final determination of persons to be nominated. The Governance Committees will evaluate nominees recommended by a shareholder to serve as trustees in the same manner as they evaluate nominees identified by the Governance Committees.

     In seeking out potential nominees and in nominating persons to serve as independent trustees of the Funds, the Governance Committees will not discriminate against any person based on his or her race, religion, national origin, gender, physical disability and other factors not relevant to the person's ability to serve as an independent trustee. Evaluation by the Governance Committees of a person as a potential nominee to serve as an independent trustee, including a person nominated by a shareholder, should result in the following findings by the Governance Committees: (i) that, if such nominee is elected or appointed, at least 75% of the trustees will be independent trustees; (ii) that the person is otherwise qualified under applicable laws and regulations to serve as a trustee of the Funds; (iii) that the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a trustee; (iv) with respect to potential nominees who will serve as members of the Audit Committees of the Funds, that the person meets the requirements set forth in the Funds' Audit Committee charter for service on such Committees; (v) that the person can make a positive contribution to the Boards and the Funds, with consideration being given to the person's business experience, education and such other factors as the Governance Committees may consider relevant; (vi) that the person is of good character and high integrity; and (vii) that the person has desirable personality traits including independence, leadership and the ability to work with the other members of the Board.

     Consistent with the 1940 Act, the Governance Committees can consider recommendations from management in its evaluation process.

     Notice procedures set forth in each Trust's bylaws require that any shareholder of a Fund desiring to nominate a trustee for election at a shareholder meeting must submit to the applicable Trust's Secretary the nomination in writing not later than the close of business on the later of the 90th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 120th day prior to the shareholder meeting. The notice must set forth: (i) as to each person whom the shareholder proposes to nominate for election or reelection as a trustee all information relating to such person that is required to be disclosed in solicitations of proxies for election of trustees in an election contest, or is otherwise required, in each case pursuant to Regulation 14A of the Securities Exchange Act of 1934 (including such person's written consent to being named in the proxy statement as a nominee and to serving as a trustee if elected); and (ii) as to the shareholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:
(a) the name and address of such shareholder, as they appear on the Trust's books, and of such beneficial owner; and (b) the number of shares of each series portfolio of a Trust which are owned of record or beneficially by such shareholder and such beneficial owner.

     A current copy of the Governance Committees' Charter is available at http://www.aiminvestments.com. Go to this site, access the About Us tab, and click on Governance Committees' Charter.

     INVESTMENTS COMMITTEE

     The current members of each Investments Committee are Messrs. Baker (Vice Chair), Bayley (Chair), Bunch, Crockett, Dowden, Fields, Martin L. Flanagan, Frischling, Pennock, Stickel, Philip A. Taylor, Drs. Mathai-Davis (Vice Chair) and Soll, and Miss Quigley (Vice Chair). Effective January 1, 2008, Dr. Soll will replace Miss Quigley as a Vice Chair of each Investments Committee.

     Each Investments Committee's primary purpose is to: (i) assist the Boards in their oversight of the investment management services provided by AIM as well as any sub-advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the independent trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.

     Each Investments Committee has established three Sub-Committees. Each Sub-Committee is responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the "Designated Funds"), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory and sub-advisory arrangements in effect or proposed for the Designated Funds, unless the Investments Committees take such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the Investments Committees may delegate to the Sub-Committee from time to time.

     SPECIAL MARKET TIMING LITIGATION COMMITTEE

     The current members of each Special Market Timing Litigation Committee are Messrs. Bayley, Bunch (Chair), Crockett and Dowden (Vice Chair).

     Each Special Market Timing Litigation Committee is responsible: (i) for receiving reports from time to time from management, counsel for management, counsel for the AIM Funds and special counsel for the independent trustees, as applicable, related to (a) the civil lawsuits, including purported class action and shareholder derivative suits, that have been filed against the AIM Funds concerning alleged excessive short term trading in shares of the AIM Funds ("market timing") and (b) the civil enforcement actions and investigations related to market timing activity in the AIM Funds that were settled with certain regulators, including without limitation the SEC, the New York Attorney General and the Colorado Attorney General, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of all such reports; (ii) for overseeing the investigation(s) on behalf of the independent trustees by special counsel for the independent trustees and the independent trustees' financial expert of market timing activity in the AIM Funds, and for recommending to the independent trustees what actions, if any, should be taken by the AIM Funds in light of the results of such investigation(s); (iii) for (a) reviewing the methodology developed by AIM's Independent Distribution Consultant (the "Distribution Consultant") for the monies ordered to be paid under the settlement order with the SEC, and making recommendations to the independent trustees as to the acceptability of such methodology and (b) recommending to the independent trustees whether to consent to any firm with which the Distribution Consultant is affiliated entering into any employment, consultant, attorney-client, auditing or other professional relationship with AIM, or any of its present or former affiliates, directors, officers, employees or agents acting in their capacity as such for the period of the Distribution Consultant's engagement and for a period of two years after the engagement; and (iv) for taking reasonable steps to ensure that any AIM Fund which the Special Market Timing Litigation Committee determines was harmed by improper market timing activity receives what the Special Market Timing Litigation Committees deem to be full restitution.

     VALUATION COMMITTEE (IN PLACE PRIOR TO JANUARY 1, 2008)

     The current members of each Valuation Committee are Messrs. Bunch, Pennock (Vice Chair), Soll and Taylor and Miss Quigley (Chair).

     Each Valuation Committee is responsible for: (i) developing a sufficient knowledge of the valuation process and of AIM's Procedures for Valuing Securities (Pricing Procedures) (the "Pricing Procedures") in order to carry out their responsibilities; (ii) periodically reviewing information provided by AIM or other advisers regarding industry developments in connection with valuation and pricing, and making recommendations to the Boards with respect to the Pricing Procedures based upon such review; (iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee, and reporting to and making recommendations to the Boards in connection with such reports; (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures, receiving the annual report of AIM evaluating the pricing vendors, and approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures and recommending the pricing vendors for approval by the Boards annually; (v) upon request of AIM, assisting AIM's internal valuation committee and/or the Boards in resolving particular fair valuation issues; (vi) receiving any reports of concerns by AIM's internal valuation committee regarding actual or potential conflicts of interest by investment personnel or others that could color their input or recommendations regarding pricing issues, and receiving information from AIM disclosing differences between valuation and pricing procedures used for the Funds and private funds, if any, advised by AIM for which AIM Fund administration has exclusive accounting responsibility, and the reasons for such differences; and (vii) in each of the foregoing areas, making regular reports to the Boards.

     VALUATION, DISTRIBUTION AND PROXY OVERSIGHT COMMITTEE (EFFECTIVE JANUARY 1,
2008)

     The Boards have appointed Messrs. Baker, Bunch, Fields, Frischling (Chair), Pennock (Vice Chair), and Taylor, and Drs. Mathai-Davis and Soll to be the members of the Valuation, Distribution and Proxy Oversight Committee, effective January 1, 2008.

     The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Boards of the AIM Funds (i) in the valuation of the AIM Funds' portfolio securities consistent with the Pricing Procedures, (ii) in the oversight of creation and maintenance by the principal underwriter of the AIM Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the AIM Funds, (iii) in the review of existing distribution arrangements for the AIM Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Boards of the AIM Funds.

     The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Boards with respect thereto,
(iii) reviewing the reports described in the Pricing Procedures and other information from AIM regarding fair value determinations made pursuant to the Pricing Procedures by AIM's internal valuation committee and making reports and recommendations to the full Boards with respect thereto, (iv) receiving the reports of AIM's internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of AIM evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Boards; (v) upon request of AIM, assisting AIM's internal valuation committee or the full Boards in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the "Liquidity Procedures") and other information from AIM regarding liquidity determinations made pursuant to the Liquidity Procedures by AIM and making reports and recommendations to the full Boards with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Boards with respect thereto, and (iii) reviewing other information from the principal underwriter to the AIM Funds regarding distribution and marketing of the AIM Funds and making recommendations to the full Boards with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the "Guidelines") and the Proxy Policies and Procedures (the "Proxy Procedures") by AIM and other advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Boards with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by AIM or other advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Boards with respect thereto, and
(iii) in implementing its responsibilities in this area, assisting AIM in resolving particular proxy voting issues.

HOW OFTEN DID THE BOARDS AND THEIR COMMITTEES MEET?

     The following table sets forth information regarding the number of meetings held by each Board and each committee of each Board for each Trust's most recently completed fiscal year. All of the current trustees then serving attended at least 75% of the meetings of each Board or applicable committee held during the most recent fiscal year.

                                                                                                        SPECIAL
                                                                                                        MARKET
                                                                                                        TIMING
                                                    AUDIT     COMPLIANCE   GOVERNANCE   INVESTMENTS   LITIGATION   VALUATION
                                          BOARD   COMMITTEE    COMMITTEE    COMMITTEE    COMMITTEE     COMMITTEE   COMMITTEE
                                          -----   ---------   ----------   ----------   -----------   ----------   ---------
AIM CORE ALLOCATION PORTFOLIO SERIES(1)     9         6            7            8            6             1           5
AIM EQUITY FUNDS(2)                        10         7            8            8            7            -0-          6
AIM FUNDS GROUP(3)                         10         7            7            9            7             1           7
AIM GROWTH SERIES(3)                       10         7            7            9            7             1           7
AIM INVESTMENT FUNDS(2)                    10         7            8            8            7            -0-          6
AIM INVESTMENT SECURITIES FUNDS(4)          9         6            7            8            6             1           5
AIM TAX-EXEMPT FUNDS(5)                     8         6            7            8            6             1           6
SHORT-TERM INVESTMENTS TRUST(1)             9         6            7            8            6             1           5

(1)  Information disclosed is for the fiscal year ended August 31, 2007.

(2)  Information disclosed is for the fiscal year ended October 31, 2007.

(3)  Information disclosed is for the fiscal year ended December 31, 2006.

(4)  Information disclosed is for the fiscal year ended July 31, 2007.

(5)  Information disclosed is for the fiscal year ended March 31, 2007.

     The Funds normally do not hold annual shareholders' meetings; however, to the extent that the Funds do hold annual shareholder meetings, the trustees are encouraged, but not required to attend such meetings.

HOW DO SHAREHOLDERS COMMUNICATE WITH THE BOARDS?

     Each Board provides a process for shareholders to send communications to the Board. If any shareholder wishes to communicate with a Board or with an individual trustee, such shareholder should send his, her or its communications to Ivy B. McLemore, Senior Vice President, Corporate Communications. Communications made to Mr. McLemore may be communicated by telephone, e-mail or regular mail to the following address: A I M Management Group Inc., 11 Greenway Plaza, Suite 100, Houston, TX 77046, (713) 214-1904,
ivy.mclemore@aiminvestments.com. All shareholder communications received by Mr. McLemore shall be promptly forwarded to the Manager of Corporate Secretarial Services of A I M Management Group Inc. who shall then promptly forward such shareholder communications to the individual trustee of the Fund to whom they were addressed or to the full Board.

WHAT ARE TRUSTEES AND OFFICERS PAID FOR THEIR SERVICES?

     Each trustee who is not affiliated with AIM is compensated for his or her services according to a fee schedule which recognizes the fact that such trustee also serves as a trustee of other AIM Funds. Each such trustee receives a fee, allocated among the AIM Funds for which he or she serves as a trustee, which consists of an annual retainer and meeting fees. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services in such capacities.

     Information regarding compensation paid or accrued for each trustee of the Trusts who was not affiliated with AIM during the year ended December 31, 2006 is found in Exhibit B.

DO THE TRUSTEES HAVE A RETIREMENT PLAN?

     The trustees have adopted a retirement plan for the trustees of the Trusts who are not affiliated with AIM. The trustees have also adopted a retirement policy that permits each non-AIM-affiliated trustee to serve until December 31 of the year in which the trustee turns 72. A majority of the trustees may extend from time to time the retirement date of a trustee.

     Annual retirement benefits are available to each non-AIM-affiliated trustee of the Trusts and/or other AIM Funds (each, a "Covered Fund") who has at least five years of credited service as a trustee (including service to a predecessor fund) for a Covered Fund. Effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the trustee's annual retainer paid or accrued by any Covered Fund during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such trustee's credited years of service. If a trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased trustee's designated beneficiary for the same length of time that the trustee would have received the payments, based on his or her service. A trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72, subject to a reduction for early payment.

DO ANY TRUSTEES HAVE DEFERRED COMPENSATION AGREEMENTS?

     Messrs. Crockett, Edward K. Dunn (a former trustee), Fields, Frischling, Louis S. Sklar (a former trustee) and Drs. Mathai-Davis and Soll (for purposes of this paragraph only, the "Deferring Trustees") have each executed a Deferred Compensation Agreement (collectively, the "Compensation Agreements"). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Trusts, and such amounts are placed into a deferral account and deemed to be invested in one or more AIM Funds selected by the Deferring Trustees. Distributions from the Deferring Trustees' deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Trusts and of each other AIM Fund from which they are deferring compensation.

WHO ARE THE TRUSTS' INDEPENDENT PUBLIC ACCOUNTANTS?

     The Audit Committees of the Boards of AIM Core Allocation Portfolio Series, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM Investment Funds, AIM Investment Securities Funds, AIM Tax-Exempt and Short-Term Investments Trust have appointed PricewaterhouseCoopers LLP ("PwC") as each such Trust's independent public accountants for the fiscal years ending August 31, 2008, October 31, 2008, December 31, 2007, December 31, 2007, October 31, 2008, July 31, 2008, March 31, 2008 and August 31, 2008, respectively.

     Representatives of PwC are expected to be available at the Special Meetings and to have the opportunity to make a statement and respond to appropriate questions from the shareholders.

     The Audit Committees of the Boards of the Trusts have considered whether the provision of the services below is compatible with maintaining the independence of PwC.

WHAT DID PWC BILL THE TRUSTS?

     PwC billed each Trust aggregate fees for services rendered to the Trusts for the last two fiscal years as follows:

                                                                                                          FEES BILLED FOR
                                                                                                         SERVICES RENDERED
                                                                                                            FOR FISCAL
                                     FEES BILLED FOR SERVICES RENDERED FOR FISCAL YEAR 2007                  YEAR 2006
                           --------------------------------------------------------------------------   -------------------
                             TO AIM
                              CORE                                TO AIM                      TO
                           ALLOCATION   TO AIM       TO AIM     INVESTMENT     TO AIM     SHORT-TERM     TO AIM     TO AIM
                            PORTFOLIO   EQUITY     INVESTMENT   SECURITIES   TAX-EXEMPT   INVESTMENTS     FUNDS     GROWTH
                             SERIES      FUNDS        FUNDS        FUNDS        FUNDS        TRUST        GROUP     SERIES
                           ----------   --------   ----------   ----------   ----------   -----------   --------   --------
Audit Fees                   $77,874    $225,022    $347,451     $361,225      $92,585      $128,555    $251,827   $295,465
Audit-Related Fees(1)              0      20,222           0            0            0             0           0          0
Tax Fees(2)                   16,719      55,143      77,633       72,532       15,524        21,295      66,529     89,252
All Other Fees                     0           0           0            0            0             0           0          0
                             -------    --------    --------     --------     --------      --------    --------   --------
Aggregate Non-Audit Fees      16,719      75,365      77,633       72,532       15,524        21,295      66,529     89,252
                             -------    --------    --------     --------     --------      --------    --------   --------
Total Fees                   $94,593    $300,387    $425,084     $433,757     $108,109      $149,850    $318,356   $384,717
                             -------    --------    --------     --------     --------      --------    --------   --------

                                                                                                          FEES BILLED FOR
                                                                                                         SERVICES RENDERED
                                                                                                            FOR FISCAL
                                     FEES BILLED FOR SERVICES RENDERED FOR FISCAL YEAR 2006                  YEAR 2005
                           --------------------------------------------------------------------------   -------------------
                             TO AIM
                              CORE                                TO AIM                      TO
                           ALLOCATION   TO AIM       TO AIM     INVESTMENT     TO AIM     SHORT-TERM     TO AIM     TO AIM
                            PORTFOLIO   EQUITY     INVESTMENT   SECURITIES   TAX-EXEMPT   INVESTMENTS     FUNDS     GROWTH
                             SERIES      FUNDS        FUNDS        FUNDS        FUNDS        TRUST        GROUP     SERIES
                           ----------   --------   ----------   ----------   ----------   -----------   --------   --------

Audit Fees                    $82,840   $234,833    $345,827     $352,522      $84,103      $126,365    $298,561   $292,016
Audit-Related Fees(1)               0          0           0            0            0             0      19,250          0
Tax Fees(2)                    18,530     77,560      69,828       66,292       14,460        22,913      76,216     82,307
All Other Fees                      0          0           0            0            0             0           0          0
                             --------   --------    --------     --------      -------      --------    --------   --------
Aggregate Non-Audit Fees       18,530     77,560      69,828       66,292       14,460        22,913      95,466     82,307
                             --------   --------    --------     --------      -------      --------    --------   --------
Total Fees                   $101,370   $312,393    $415,655     $418,814      $98,563      $149,278    $394,027   $374,323
                             --------   --------    --------     --------      -------      --------    --------   --------

(1) Audit-Related Fees for fiscal year 2007 for AIM Equity Funds and for fiscal year 2005 for AIM Funds Group include fees billed for performing agreed upon procedures related to reorganization transactions.

(2) Tax Fees for fiscal year 2007 for Short-Term Investments Trust and for fiscal year 2006 for AIM Growth Series, AIM Investment Funds and AIM Tax-Exempt Funds include fees billed for reviewing tax returns. All other Tax Fees include fees billed for reviewing tax returns and consultation services.

     For the provision of non-audit services to each Trust, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Trust at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Trust to PwC during a fiscal year, and (iii) such services are promptly brought to the attention of the Trust's Audit Committee and approved by the Audit Committee prior to the completion of the audit. None of the Audit-Related Fees or Tax Fees billed by PwC to the Trusts were provided pursuant to a waiver of the pre-approval requirement.

WHAT DID PWC BILL AIM AND AIM AFFILIATES?

     PwC did not bill any fees for non-audit services to AIM or any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Funds for the last two fiscal years ended (i) March 31, 2007 and March 31, 2006 for AIM Tax-Exempt Funds, (ii) July 31, 2007 and July 31, 2006 for AIM Investment Securities Funds, (iii) August 31, 2007 and August 31, 2006 for AIM Core Allocation Portfolio Series and Short-Term Investments Trust, (iv) October 31, 2007 and October 31, 2006 for AIM Equity Funds and AIM Investment Funds, and (v) December 31, 2006 and December 31, 2005 for AIM Funds Group and AIM Growth Series.

     The Audit Committee's Pre-Approval of Audit and Non-Audit Services Policies and Procedures are set forth in Appendix I.

                                   PROPOSAL 2
                    APPROVAL OF A NEW SUB-ADVISORY AGREEMENT

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 2?

     Proposal 2 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     The Boards recommend that you approve for your Fund a new investment sub-advisory agreement (the proposed sub-advisory agreement) between AIM and each of AIM Funds Management Inc.; INVESCO Asset Management Deutschland, GmbH; INVESCO Asset Management Ltd.; INVESCO Asset Management (Japan) Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong Kong Limited; INVESCO Institutional (N.A.), Inc.; and INVESCO Senior Secured Management, Inc. (collectively, the "Affiliated Sub-Advisers").

     The form of the proposed sub-advisory agreement for each Trust other than AIM Core Allocation Portfolio Series ("ACAPS") is set forth in Appendix II. The form of the proposed sub-advisory agreement for ACAPS is set forth in Appendix
III. The only difference between the form of proposed sub-advisory agreement for ACAPS and that for the other Trusts is with respect to the proposed sub-advisory fees, as further discussed below. Each Fund's advisory agreement with AIM expressly permits AIM to delegate any or all of its rights, duties or obligations under the advisory agreement to one or more sub-advisers and also expressly permits AIM to replace sub-advisers from time to time in its discretion, in accordance with applicable law.

HOW WILL THE PROPOSED SUB-ADVISORY AGREEMENT BENEFIT MY FUND?

     The Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations (i) on the markets and economies of various countries and securities of companies located in such countries and/or (ii) on various types of investments and investment techniques, and providing investment advisory services. AIM and the Boards believe that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

     Because AIM will pay all of the sub-advisory fees of the Affiliated Sub Advisers, the proposed sub-advisory agreement will not affect the fees the Funds pay to AIM pursuant to their advisory agreements.

     The proposed sub-advisory agreement would allow AIM and the Funds to receive investment advice and research services from the Affiliated Sub-Advisers and would also permit AIM to grant one or more of the Affiliated Sub-Advisers investment management authority for a particular Fund if AIM believes doing so would benefit the Fund and its shareholders. The sub-advisory fees payable under the proposed sub-advisory agreements will have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers.

     AIM and the Boards believe that the proposed sub-advisory agreement, if approved by shareholders, will provide AIM with increased flexibility in assigning portfolio managers to the Funds and will give the Funds access to portfolio managers and investment personnel located in other offices, including those outside the United States, who may have more specialized expertise on local companies, markets and economies or on various types of investments and investment techniques. Additionally, AIM and the Boards believe that the Funds and their shareholders may benefit from giving the Affiliated Sub-Advisers the ability to execute portfolio transactions for the Funds from offices located outside the United States. This ability should enable the Funds to participate more fully in trading sessions of foreign exchanges and to react more quickly to changing market conditions around the world.

     Each Fund's current portfolio managers are disclosed in the Fund's prospectus. Any changes to a Fund's portfolio managers also will be disclosed in the Fund's prospectus.

WHO ARE THE PROPOSED SUB-ADVISERS?

     AIM Funds Management Inc. ("AFM") is a company incorporated in the province of Ontario and has its principal office at 5140 Yonge Street, Suite 900, Toronto, Ontario, Canada M2N 6X7. AFM has been an investment adviser since 1994.

     INVESCO Asset Management Deutschland, GmbH ("INVESCO Deutschland") is a German corporation with limited liability and has its principal office at Bleichstrasse 60-62, Frankfurt, Germany 60313. INVESCO Deutschland has been an investment adviser since 1998.

     INVESCO Asset Management Ltd. ("IAML") is a United Kingdom corporation and has its principal office at 30 Finsbury Square, London, EC2A 1AG, United Kingdom. IAML has been an investment adviser since 2001.

     INVESCO Asset Management (Japan) Limited ("INVESCO Japan") is a Japanese corporation and has its principal office at 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan. INVESCO Japan has been an investment adviser since 1996.

     INVESCO Australia Limited ("INVESCO Australia") is an Australian public limited company and has its principal office at 333 Collins Street, Level 26, Melbourne Vic 3000, Australia. INVESCO Australia has been an investment adviser since 1983.

     INVESCO Global Asset Management (N.A.), Inc. ("IGAM") is a company incorporated in the state of Delaware and has its principal office at 1360 Peachtree Street, Suite 100, Atlanta, Georgia 30309. IGAM has been an investment adviser since 1997.

     INVESCO Hong Kong Limited ("INVESCO Hong Kong") is a Hong Kong corporation and has its principal office at 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong. INVESCO Hong Kong has been an investment adviser since 1994.

     INVESCO Institutional (N.A.), Inc. ("IINA") is a company incorporated in the state of Delaware and has its principal office at One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309. IINA has been an investment adviser since 1988.

     INVESCO Senior Secured Management, Inc. ("ISSM") is a company incorporated in the state of Delaware and has its principal office at 1166 Avenue of the Americas, New York, New York 10036. ISSM has been as an investment adviser since 1992.

     Each of the Affiliated Sub-Advisers other than INVESCO Australia currently is registered with the SEC as an investment adviser. As required by the terms of the proposed sub-advisory agreement, INVESCO Australia will be so registered prior to providing any services to any of the Funds under the proposed sub-advisory agreement.

     Each of the Affiliated Sub-Advisers is an indirect wholly owned subsidiary of INVESCO and an affiliate of AIM, the Funds' investment adviser. AIM is an indirect wholly owned subsidiary of INVESCO. INVESCO is a Bermuda company and has its principal office at 1360 Peachtree Street NE, Atlanta, Georgia 30309. INVESCO and its subsidiaries comprise one of the world's largest independent investment management organizations, with approximately $521.1 billion in assets under management as of October 31, 2007.

     A list of the names, addresses and principal occupations of the principal executive officer and directors of each Affiliated Sub-Adviser is in Exhibit C.

WHICH TRUSTEES AND OFFICERS OF THE TRUSTS HAVE AN EQUITY INTEREST IN INVESCO OR ARE OFFICERS AND/OR DIRECTORS OF THE AFFILIATED SUB-ADVISERS?

     The following table lists the current trustees and executive officers of the Trusts who own shares of INVESCO and/or options to purchase shares of INVESCO. The table also lists those current trustees and executive officers of the Trusts who are also officers and/or directors of an Affiliated Sub-Adviser.

Name and Position(s) Held with the Trusts   Position Held With Affiliated Sub-Adviser(s)
-----------------------------------------   --------------------------------------------
Martin L. Flanagan                          None
Trustee
Philip A. Taylor                            Director and officer of AFM
Trustee, President and Principal
Executive Officer of AIM Core Allocation
Portfolio Series, AIM Equity Funds, AIM
Funds Group, AIM Growth Series, AIM
Investment Funds, AIM Investment
Securities Funds and AIM Tax-Exempt
Funds; Trustee and Executive Vice
President of Short-Term Investments Trust

Name and Position(s) Held with the Trusts   Position Held With Affiliated Sub-Adviser(s)
-----------------------------------------   --------------------------------------------
Karen Dunn Kelley                           None
President and Principal Executive Officer
of AIM Treasurer's Series Trust; Vice
President of AIM Core Allocation
Portfolio Series, AIM Equity Funds, AIM
Funds Group, AIM Growth Series, AIM
Investment Funds, AIM Investment
Securities Funds and AIM Tax-Exempt Funds
Sidney M. Dilgren                           None
Vice President, Treasurer and Principal
Financial Officer
John M. Zerr                                None
Senior Vice President, Chief Legal
Officer and Secretary
Lisa O. Brinkley                            None
Vice President
Kevin M. Carome                             None
Vice President
Todd L. Spillane                            Chief Compliance Officer of IGAM, IINA
Chief Compliance Officer                    and ISSM
Lance A. Rejsek                             None
Anti-Money Laundering Compliance Officer

WHO IS YOUR FUND'S CURRENT SUB-ADVISER?

Certain of the Funds have an existing sub-advisory agreement in place between AIM and one of the Affiliated Sub-Advisers (the existing sub-advisory agreements) as follows:

Name of Fund                          Affiliated Sub-Adviser
------------                          ----------------------
AIM China Fund                        INVESCO Hong Kong Limited
AIM Global Real Estate Fund           INVESCO Institutional (N.A.), Inc.
AIM LIBOR Alpha Fund                  INVESCO Institutional (N.A.), Inc.
AIM International Total Return Fund   INVESCO Asset Management Limited
AIM Japan Fund                        INVESCO Asset Management (Japan) Limited
AIM Real Estate Fund                  INVESCO Institutional (N.A.), Inc.
AIM Trimark Endeavor Fund             AIM Funds Management Inc.
AIM Trimark Fund                      AIM Funds Management Inc.
AIM Trimark Small Companies Fund      AIM Funds Management Inc.
Series C                              INVESCO Institutional (N.A.), Inc.
Series M                              INVESCO Institutional (N.A.), Inc.

     If Proposal 2 is approved by shareholders of each of the above Funds, AIM will terminate the existing sub-advisory agreement for each such Fund and the proposed sub-advisory agreement will replace each existing sub-advisory agreement. If Proposal 2 is not approved by shareholders of one or more of the above Funds, the existing sub-advisory agreement will continue in effect for each Fund that does not approve Proposal 2.

     Exhibit D indicates the dates on which the applicable Affiliated Sub-Adviser became the sub-adviser to each of the above Funds. Exhibit D also indicates the dates on which and the purposes for which shareholders last voted on the existing sub-advisory agreements for the above Funds. The Boards, including a majority of the independent trustees, last approved the continuance of the existing sub-advisory agreements for the above Funds on June 27, 2007.

WHAT ARE THE TERMS OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     The primary terms of the proposed sub-advisory agreement are as follows:

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub-Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. With respect to the portion of the investments of a Fund under its management, each Affiliated Sub-Adviser is authorized to: (i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Affiliated Sub-Adviser may select; and (iii) upon the request of AIM, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund.

     - Each Affiliated Sub-Adviser will agree under the proposed sub-advisory agreement, that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Affiliated Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, AIM's other clients, or an Affiliated Sub-Adviser's other clients with research, analysis, advice and similar services. Each Affiliated Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Affiliated Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of AIM and such Affiliated Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term.

     - The proposed sub-advisory agreement requires that whenever an Affiliated Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Affiliated Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any of all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.

     - The proposed sub-advisory agreement requires that, in all matters relating to its performance, each Affiliated Sub-Adviser act in conformity with the Agreements and Declarations of Trust, By-Laws and Registration Statements of the Trusts and with the instructions and directions of AIM and the Boards and that each Affiliated Sub-Adviser comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     - The proposed sub-advisory agreement provides that, to the extent an Affiliated Sub-Adviser provides only investment advice or trading services to AIM and the Funds, it will do so for no compensation from either AIM or the Funds.

     - For each Trust other than ACAPS: The proposed sub-advisory agreement for each Trust other than ACAPS provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) 40% of the monthly compensation that AIM receives from the applicable Trust pursuant to its advisory agreement with such Trust, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate monthly fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement for each Trust other than ACAPS exceed 40% of the monthly compensation AIM receives from the applicable Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by AIM, if any. The proposed sub-advisory agreement for each Trust other than ACAPS further provides that if, for any fiscal year of a Trust, the amount of the advisory fee that a Fund would otherwise be obligated to pay to AIM is reduced because of contractual or voluntary fee waivers or expense limitations by AIM, the fee payable to each Affiliated Sub-Adviser will be reduced proportionately; and to the extent that AIM reimburses a Fund as a result of such expense limitations, such Affiliated Sub-Adviser will reimburse AIM for such reimbursement payments in the same proportion that the fee payable to such Affiliated Sub-Adviser bears to the advisory fee.

     - For ACAPS: The proposed sub-advisory agreement for ACAPS provides that, to the extent an Affiliated Sub-Adviser manages a portion of a Fund's investments, the fee that AIM will pay such Affiliated Sub-Adviser, computed daily and paid monthly, will equal (i) the annual rate of 0.11% of the average daily net asset value of each Fund, multiplied by (ii) a fraction equal to the net assets of such Fund as to which the Affiliated Sub-Adviser shall have provided discretionary investment management services for that month divided by the net assets of such Fund for that month. In no event shall the aggregate annual fees paid to the Affiliated Sub-Advisers under the proposed sub-advisory agreement for ACAPS exceed the annual rate of 0.11% of the daily net asset value of each Fund.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to maintain all books and records of the securities transactions of the Funds in compliance with the requirements of the federal securities laws and to furnish the Boards and AIM with periodic and special reports as the Boards or AIM reasonably may request.

     - The proposed sub-advisory agreement requires each Sub-Adviser to maintain compliance procedures for the Funds that it and AIM reasonably believe are adequate to ensure compliance with the federal securities laws and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser at its expense to make available to the Boards and AIM at reasonable times its portfolio managers and other appropriate investment personnel, either in person or, at the mutual convenience of AIM and the Affiliated Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Boards and AIM regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Affiliated Sub-Adviser's duties, and to provide periodic reports to AIM relating to the investment strategies it employs.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to assist in the fair valuation of portfolio securities held by the Funds.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, upon AIM's request, to review draft reports to shareholders and other documents and provide comments on a timely basis.

     - The proposed sub-advisory agreement includes an express representation and warranty by each Affiliated Sub-Adviser that it has adopted a code of ethics meeting the requirements of applicable law.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser, unless otherwise directed by AIM or the Boards, to vote all proxies received in accordance with AIM's proxy voting policy or, if the Affiliated Sub-Adviser has a proxy voting policy approved by the Boards, such Affiliated Sub-Adviser's proxy voting policy.

     - The proposed sub-advisory agreement requires each Affiliated Sub-Adviser to provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds.

     - The proposed sub-advisory agreement provides that AIM and each Affiliated Sub-Adviser have signed one sub-advisory agreement for administrative convenience to avoid a multiplicity of documents, but that it is understood and agreed that the proposed sub-advisory agreement shall constitute a separate sub-advisory agreement between AIM and each Sub-Adviser with respect to each Fund.

     The proposed sub-advisory agreement will continue from year to year for your Fund only if continuance is specifically approved at least annually by (i) your Board or the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of your Fund, and (ii) the vote of a majority of independent trustees cast at a meeting called for that purpose. The proposed sub-advisory agreement is terminable for any Fund or any Affiliated Sub-Adviser:
(i) by vote of the applicable Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Affiliated Sub-Adviser(s); or (ii) by AIM on sixty days' written notice to such Affiliated Sub-Adviser(s); or (iii) by an Affiliated Sub-Adviser on sixty days' written notice to the applicable Trust. Should the proposed sub-advisory agreement be terminated for an Affiliated Sub-Adviser, AIM will assume the duties and responsibilities of such Affiliated Sub-Adviser unless and until AIM appoints another Affiliated Sub-Adviser to perform such duties and responsibilities. In addition, the proposed sub-advisory agreement will terminate automatically if assigned.

HOW DO THE TERMS OF THE EXISTING SUB-ADVISORY AGREEMENTS DIFFER FROM THOSE OF THE PROPOSED SUB-ADVISORY AGREEMENT?

     Certain of the Funds have existing sub-advisory agreements in place between AIM and one of the Affiliated Sub-Advisers as described in "Who Is Your Fund's Current Sub-Adviser?" Although certain terms and provisions in the proposed sub-advisory agreement and the existing sub-advisory agreements are described slightly differently, there are few substantive differences between them. The primary differences between the existing sub-advisory agreements and the proposed sub-advisory agreement are as follows:

     - For each Trust other than ACAPS: The proposed sub-advisory agreement replaces the applicable single Affiliated Sub-Adviser for your Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for your Fund. In addition, the compensation payable to the applicable Affiliated Sub-Advisers under the existing sub-advisory agreements is 40% of the compensation paid by the applicable Trust to AIM pursuant to its advisory agreement with the Trust, while the proposed advisory agreement divides this same 40% rate among those Affiliated Sub-Advisers who provided discretionary investment management services to the applicable Fund during a particular month.

     - For ACAPS: The proposed sub-advisory agreement for ACAPS replaces the applicable single Affiliated Sub-Adviser for your Fund with the full slate of nine Affiliated Sub-Advisers as the sub-advisers for your Fund. In addition, the compensation payable to the applicable Affiliated Sub-Advisers under the existing sub-advisory agreements for ACAPS is 0.11% of the average daily net asset value of each Fund, while the proposed advisory agreement for ACAPS divides this same 0.11% rate among those

          Affiliated Sub-Advisers who provided discretionary investment management services to the applicable Fund during a particular month.

     - The proposed sub-advisory agreement provides that AIM may, in its discretion, appoint each Affiliated Sub-Adviser to provide one or more of the following services: (i) investment advice to one or more of the Funds for all or a portion of its investments; (ii) placing orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds; or (iii) discretionary investment management of all or a portion of the investments of one or more of the Funds. The proposed sub-advisory agreement provides that the services and the portion of the investments of each Fund to be advised or managed by each Affiliated Sub Adviser shall be as agreed from time to time by AIM and the Affiliated Sub-Advisers. The existing sub-advisory agreements provide that the applicable Affiliated Sub-Advisers will provide a continuous investment program to all or a portion of the investments of the applicable Fund. Therefore, while both the existing sub-advisory agreements and the proposed sub-advisory agreement permit AIM to retain the right to manage all or some of the Funds' investments, the proposed sub-advisory agreement will also permit AIM to appoint multiple Affiliated Sub-Advisers to manage different portions of each Fund's investments and to change such appointments from time to time at AIM's discretion. The proposed sub-advisory agreement also makes it clear that AIM and the Funds may obtain from time to time from each Affiliated Sub-Adviser investment advice, including factual information, research reports and investment recommendations, and trading services.

     - The proposed sub-advisory agreement revises the compensation section to clarify that the only fees payable to the Affiliated Sub-Advisers thereunder are for providing discretionary investment management services to the Funds.

     - The proposed sub-advisory agreement adds express requirements of the Affiliated Sub-Advisers regarding access to portfolio managers, fair valuation, document review, codes of ethics and proxy voting (as discussed in more detail above under the heading "What Are the Terms of the Proposed Sub-Advisory Agreement?")

     - The proposed sub-advisory agreement permits each Affiliated Sub-Adviser to perform any of all of the services contemplated by the proposed sub-advisory agreement, including but not limited to providing investment advice to the Funds and placing orders for the purchase and sale of portfolio securities or other investments for the Funds, directly or through such of its subsidiaries or other affiliates, including each of the other Affiliated Sub-Advisers, as such Affiliated Sub-Adviser determines.

WHAT FEES ARE CHARGED BY THE PROPOSED SUB-ADVISERS FOR SIMILAR FUNDS THEY
ADVISE?

     The sub-advisory fees paid to IINA for serving as sub-adviser to other mutual funds with similar investment objectives as AIM Global Real Estate Fund and AIM Real Estate Fund are set forth in Exhibit E. The other Affiliated Sub-Advisers do not serve as adviser or sub-adviser to any mutual funds with similar investment objectives as any other Funds.

WHAT FACTORS DID THE TRUSTEES CONSIDER IN APPROVING THE PROPOSED SUB-ADVISORY AGREEMENT?

     At in-person meetings held on December 12-13, 2007, the Boards, including a majority of the independent trustees, voting separately, approved the proposed sub-advisory agreement for each Fund, effective on or about May 1, 2008. In so doing, the Boards determined that the proposed sub-advisory agreement is in the best interests of each Fund and its shareholders and that the compensation to the Affiliated Sub-Advisers under the proposed sub-advisory agreement is fair and reasonable.

     The independent trustees met separately during their evaluation of the proposed sub-advisory agreement with independent legal counsel from whom they received independent legal advice, and the independent trustees also received assistance during their deliberations from the independent Senior Officer, a full-time officer of the AIM Funds who reports directly to the independent trustees. The proposed sub-advisory agreement was considered separately for each Fund, although the Boards also considered the common interests of all of the AIM Funds in their deliberations. The Boards comprehensively considered all of the information provided to them and did not identify any particular factor that was controlling. Furthermore, each trustee may have evaluated the information provided differently from one another and attributed different weight to the various factors.

     Set forth below is a discussion of the material factors and related conclusions that formed the basis for the Boards' approval of the proposed sub-advisory agreement for each Fund. The Boards reached their conclusions after careful discussion and analysis. The Boards believe that they have carefully and thoroughly examined the pertinent issues and alternatives. In recommending that you approve the proposed sub-advisory agreement, the Boards and the independent trustees have considered what they believe to be in your best interests.

     A. Nature, Extent and Quality of Services to be Provided by the Affiliated Sub-Advisers

     All Funds: The Boards reviewed the services to be provided by the Affiliated Sub-Advisers under the proposed sub-advisory agreement and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who will provide these services. The Boards concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers were appropriate. The Boards noted that the Affiliated Sub-Advisers, which have offices and personnel that are geographically dispersed in financial centers around the world, have been formed in part for the purpose of researching and compiling information and making recommendations on the markets and economies of various countries and securities of companies located in such countries or on various types of investments and investment techniques, and providing investment advisory services. The Boards concluded that the proposed sub-advisory agreement will benefit the Funds and their shareholders by permitting AIM to utilize the additional resources and talent of the Affiliated Sub-Advisers in managing the Funds.

     B.   Fund Performance

     All Funds Other Than AIM China Fund, AIM Global Real Estate Fund, AIM LIBOR Alpha Fund, AIM International Total Return Fund, AIM Japan Fund, AIM Real Estate Fund, AIM Trimark Endeavor Fund, AIM Trimark Fund, AIM Trimark Small Companies Fund, Series C and Series M (for which an Affiliated Sub-Adviser currently serves as sub-adviser): The Board did not view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for each Fund, as no Affiliated Sub-Adviser currently serves as sub-adviser to each Fund.

     AIM China Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Global Real Estate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Real Estate Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one year period. The Board noted that the Fund's performance was above the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM LIBOR Alpha Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM International Total Return Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance.

     AIM Japan Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund has not been in operation for a full calendar year. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance

     AIM Real Estate Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one, three and five calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Real Estate Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one, three and five year periods. The Board noted that the Fund's performance was above the performance of the Index for the one, three and five year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Endeavor Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Mid-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was above the median performance of its peers for the one and three year periods. The Board noted that the Fund's performance was above the performance of the Index for the one and three year periods. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Global Multi-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period, and below such performance for the three year period. The Board noted that the Fund's performance was above the performance of the Index for the one year period, and comparable to such Index for the three year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     AIM Trimark Small Companies Fund: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board compared the Fund's performance during the past one and three calendar years to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lipper Small-Cap Core Funds Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period, and above such performance for the three year period. The Board noted that the Fund's performance was comparable to the performance of the Index for the one year period, and above such Index for the three year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     Series C: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lehman US Credit Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was comparable to the median performance of its peers for the one year period. The Board noted that the Fund's performance was comparable to the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     Series M: The Board did view Fund performance as a relevant factor in considering whether to approve the proposed sub-advisory agreement for the Fund, as one of the Affiliated Sub-Advisers currently serves as the sub-adviser to the Fund. The Board noted that the Fund recently began operations and that only one calendar year of comparative performance data was available. The Board compared the Fund's performance during the past calendar year to the performance of funds in the Fund's Lipper peer group that are not managed by AIM, and against the performance of all funds in the Lehman Mortgage Index. The Board also reviewed the methodology used by Lipper to identify the Fund's peers. The Board noted that the Fund's performance was below the median performance of its peers for the one year period. The Board noted that the Fund's performance was below the performance of the Index for the one year period. The Board also considered the steps AIM has taken over the last several years to improve the quality and efficiency of the services that AIM provides to the AIM Funds. The Board concluded that AIM continues to be responsive to the Board's focus on fund performance. The Board also reviewed more recent Fund performance and this review did not change their conclusions.

     C.   Sub-Advisory Fees

     All Funds: The Boards considered the services to be provided by the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement and the services to be provided by AIM pursuant to each Fund's advisory agreement, as well as the allocation of fees between AIM and the Affiliated Sub-Advisers pursuant to the proposed sub-advisory agreement. The Boards noted that the sub-advisory fees have no direct effect on the Funds or their shareholders, as they are paid by AIM to the Affiliated Sub-Advisers, and that AIM and the Affiliated Sub-Advisers are affiliates. After taking account of each Fund's contractual sub-advisory fee rate, as well as other relevant factors, the Boards concluded that each Fund's sub-advisory fees were fair and reasonable.

     D.   Financial Resources of the Affiliated Sub-Advisers

     All Funds: The Boards considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under the proposed sub-advisory agreement, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

WHEN WILL PROPOSAL 2 BE IMPLEMENTED?

     If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to each Affiliated Sub-Adviser other than INVESCO Australia, on or about May 1, 2008. If Proposal 2 is approved, the proposed sub-advisory agreement will become effective for each Fund, with respect to INVESCO Australia, on the later of on or about May 1, 2008 and the date that INVESCO Australia is registered with the SEC as an investment adviser, if INVESCO Australia is not so registered on or about May 1, 2008. Unless terminated sooner by its terms, the proposed sub-advisory agreement for each Fund will expire, unless continued by the applicable Board, on June 30, 2009.

     For Funds that have existing sub-advisory agreements in place with an Affiliated Sub-Adviser, if Proposal 2 is approved by shareholders of such Funds, AIM will terminate the existing sub-advisory agreements and the proposed sub-advisory agreement will replace each existing sub-advisory agreement, all effective on or about May 1, 2008. If Proposal 2 is not approved by shareholders of one or more of the Funds that have existing sub-advisory agreements with an Affiliated Sub-Adviser, the existing sub-advisory agreement will continue in effect for each such Fund.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 2?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 2.

                                   PROPOSAL 3
          APPROVAL OF AN AMENDMENT TO THE AGREEMENT AND DECLARATION OF
         TRUST TO PERMIT THE BOARDS TO TERMINATE A TRUST, FUND OR CLASS
                           WITHOUT A SHAREHOLDER VOTE

WHICH FUNDS' SHAREHOLDERS WILL VOTE ON PROPOSAL 3?

     Proposal 3 applies to the shareholders of all Funds.

WHAT AM I BEING ASKED TO APPROVE?

     Each Trust and Fund is governed by an Amended and Restated Agreement and Declaration of Trust, as amended ("Declaration of Trust"), and Amended and Restated Bylaws, as amended. Currently under each Declaration of Trust, a Trust, a Fund or share class of a Fund may be terminated by: (i) a shareholder vote of the Trust or the affected Fund or share class, respectively; or (ii) if there are fewer than 100 shareholders of record of a Trust, Fund or share class, the trustees of the Trust.

     The Boards recommend that you approve for your Trust an amendment to the Declaration of Trust that would eliminate the requirement that shareholders approve the termination of a Trust, a Fund or share class if there are 100 or more holders of record of such Trust, a Fund or share class. Therefore, if Proposal 3 is approved, the Board of each Trust will be able to terminate the Trust, any Fund within the Trust or any share class of such a Fund without incurring the expense of obtaining shareholder approval, regardless of the number of shareholders of record.

     Exhibit F sets forth the current text of the first paragraph of Section 6.1 of Article VI of each Declaration of Trust. Section 6.1(iii) is the provision of the Declaration of Trust that requires a shareholder vote in order to approve the termination of a Trust, Fund or share class if there are 100 or more holders of record of such Trust, Fund or share class. Section 6.1(vi) requires a shareholder vote in order to amend any portion of Section 6.1. Therefore, you are being asked to approve an amendment to Section 6.1 of each Trust's Declaration of Trust that would replace the first paragraph of existing Section
6.1 in its entirety with the following:

     "Section 6.1 Voting Powers. The Shareholders shall have power to vote only to: (i) elect Trustees, provided that a meeting of Shareholders has been called for that purpose; (ii) remove Trustees, provided that a meeting of Shareholders has been called for that purpose; (iii) approve the sale of all or substantially all the assets of the Trust or any Portfolio or Class, unless the primary purpose of such sale is to change the Trust's domicile or form of organization or form of statutory trust; (iv) approve the merger or consolidation of the Trust or any Portfolio or Class with and into another Company or with and into any Portfolio or Class of the Trust, unless (A) the primary purpose of such merger or consolidation is to change the Trust's domicile or form of organization or form of statutory trust, or (B) after giving effect to such merger or consolidation, based on the number of Outstanding Shares as of a date selected by the Trustees, the Shareholders of the Trust or such Portfolio or Class will have a majority of the outstanding shares of the surviving Company or Portfolio or Class thereof, as the case may be; (v) approve any amendment to this Article VI, Section 6.1; and (vi) approve such additional matters as may be required by law or as the Trustees, in their sole discretion, shall determine."

HOW WILL THE PROPOSED CHANGE BENEFIT MY FUND?

     Elimination of the shareholder approval requirement to terminate a Trust, a Fund or share class of a Fund gives each Board the flexibility to terminate a Trust, a Fund or share class of a Fund if circumstances warrant without the commensurate expense of seeking a shareholder vote. Such circumstances may include, among others, an inability to market a Fund in current economic conditions or when the costs of managing a Fund exceed any benefits its shareholders may receive. Neither state law nor the 1940 Act require shareholder approval prior to the termination of a Trust, a Fund or share class. The Boards would terminate a Trust, a Fund or share class only if they found that doing so was in the best interests of the shareholders of such Trust, Fund or share class, as applicable.

     In the event a Board were to terminate a Trust, a Fund or share class, shareholders would receive notice prior to such termination.

WHEN WILL PROPOSAL 3 BE IMPLEMENTED?

     If Proposal 3 is approved, the amendment to the Trusts' Declarations of Trust will become effective on or about May 1, 2008.

WHAT IS THE BOARDS' RECOMMENDATION ON PROPOSAL 3?

     Each Board, including the independent trustees of each Board, unanimously recommends that you vote "FOR" Proposal 3.

                               PENDING LITIGATION

     Civil lawsuits, including a regulatory proceeding and purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, AIM, INVESCO Funds Group, Inc. ("IFG"), A I M Distributors, Inc. ("ADI") and/or related entities and individuals, depending on the lawsuit, alleging among other things: (i) that the defendants permitted improper market timing and related activity in the AIM Funds; and (ii) that certain

AIM Funds inadequately employed fair value pricing. Additional civil lawsuits related to the above or other matters may be filed by regulators or private litigants against the AIM Funds, IFG, AIM, ADI and/or related entities and individuals in the future.

     You can find more detailed information concerning all of the above matters, including the parties to the civil lawsuits and summaries of the various allegations and remedies sought in such lawsuits, in the Funds' public filings with the SEC and on AIM's internet website (http://www.aiminvestments.com).

     As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

                             ADDITIONAL INFORMATION

WHO IS THE FUNDS' INVESTMENT ADVISER AND ADMINISTRATOR?

     A I M Advisors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the investment adviser and administrator for the Funds.

WHO ARE THE FUNDS' CURRENT SUB-ADVISERS?

     AIM Funds Management Inc., 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7 is the sub-adviser for AIM Trimark Endeavor Fund, AIM Trimark Fund and AIM Trimark Small Companies Fund.

     INVESCO Asset Management (Japan) Limited, 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan is the sub-adviser for AIM Japan Fund.

     INVESCO Asset Management Limited, 30 Finsbury Square, London, EC2A 1AG, United Kingdom is the sub-adviser for AIM International Total Return Fund.

     INVESCO Hong Kong Limited, 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong is the sub-adviser for AIM China Fund.

     INVESCO Institutional (N.A.), Inc., One Midtown Plaza, 1360 Peachtree Street, N.E. Atlanta, Georgia 30309, is the sub-adviser for Series C, Series M, AIM Global Real Estate Fund, AIM LIBOR Alpha Fund and AIM Real Estate Fund.

WHO IS THE FUNDS' PRINCIPAL UNDERWRITER?

     A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, is the principal underwriter for each Fund.

WHO ARE THE OFFICERS OF THE TRUSTS?

     Information regarding the current officers of the Trusts can be found in Exhibit G.

HOW MANY SHARES OF THE FUNDS DOES MANAGEMENT OWN?

     Information regarding the ownership of each class of each Fund's shares by the trustees, nominees, and current executive officers of the Trusts can be found in Exhibit H.

DOES ANYONE OWN MORE THAN 5% OF A FUND?

     A list of the name, address and percent ownership of each person who, as of October 31, 2007, to the knowledge of the Trusts owned 5% or more of any class of the outstanding shares of each Fund can be found in Exhibit I.

DO TRUSTEES OWN SHARES OF THE FUNDS?

     The dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee and nominee within the AIM Funds complex, can be found in Exhibit J.

                                   APPENDIX I

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 18, 2006

I.   STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.  DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III. AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.  NON-AUDIT SERVICES

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

     1. Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

          a. The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

          b. Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

     2. Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

     3.   Document the substance of its discussion with the Audit Committees.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.   PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.  PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor's independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

- Bookkeeping or other services related to the accounting records or financial statements of the audit client

-    Financial information systems design and implementation

- Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

-    Actuarial services

-    Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

-    Management functions

-    Human resources

-    Broker-dealer, investment adviser, or investment banking services

-    Legal services

-    Expert services unrelated to the audit

-    Any service or product provided for a contingent fee or a commission

- Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

-    Tax services for persons in financial reporting oversight roles at the Fund

     ANY OTHER SERVICE THAT THE PUBLIC COMPANY OVERSIGHT BOARD DETERMINES BY
                          REGULATION IS IMPERMISSIBLE.

                                   APPENDIX II

                 FORM OF MASTER INTERGROUP SUB-ADVISORY CONTRACT
                                FOR MUTUAL FUNDS

     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., INVESCO Asset Management (Japan) Limited, INVESCO Australia Limited, INVESCO Global Asset Management (N.A.), Inc., INVESCO Hong Kong Limited, INVESCO Institutional (N.A.), Inc. and INVESCO Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

     WHEREAS:

     A) The Adviser has entered into an investment advisory agreement with [NAME OF AIM REGISTRANT] (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

     C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

     D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

     (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

     (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

     (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to:
(i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the

Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. Further Duties.

     (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

     (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

     (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

     (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

     (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

     (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

     (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. Compensation.

     (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the such Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. This fee shall be reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any, in effect from time to time as set forth in paragraph 9 below. In no event shall the aggregate monthly fees paid to the Sub-Advisers under this Contract exceed 40% of the monthly compensation that the Adviser receives from the Trust pursuant to its advisory agreement with the Trust, as reduced to reflect contractual or voluntary fee waivers or expense limitations by the Adviser, if any.

     (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. Fee Waivers and Expense Limitations. If, for any fiscal year of a Fund, the amount of the advisory fee which such Fund would otherwise be obligated to pay to the Adviser is reduced because of contractual or voluntary fee waivers or expense limitations by the Adviser, the fee payable to each Sub-Adviser pursuant to paragraph 8 above shall be reduced proportionately; and to the extent that the Adviser reimburses the Fund as a result of such expense limitations, such Sub-Adviser shall reimburse the Adviser that proportion of such reimbursement payments which the fee payable to each Sub-Adviser pursuant to paragraph 8 above bears to the advisory fee under this Contract.

10. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

11. Duration and Termination.

     (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s) this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

12. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

13. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.

14. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

15. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

16. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                    AIM FUNDS MANAGEMENT INC.

ADVISER                                 SUB-ADVISER


BY:                                     BY:
    ---------------------------------       ------------------------------------
NAME:                                   NAME:
      -------------------------------         ----------------------------------
TITLE:                                  TITLE:
       ------------------------------          ---------------------------------


                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND,
                                        GMBH

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO ASSET MANAGEMENT LTD.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO AUSTRALIA LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO GLOBAL ASSET MANAGEMENT (N.A.),
                                        INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO HONG KONG LIMITED

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        Sub-adviser


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                      FUNDS

[List all series portfolios]

                                    EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

INVESCO Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

INVESCO Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia

INVESCO Global Asset Management (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

INVESCO Institutional (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036

                                  APPENDIX III

            MASTER INTERGROUP SUB-ADVISORY CONTRACT FOR MUTUAL FUNDS

     This contract is made as of May 1, 2008, by and among A I M Advisors, Inc. (the "Adviser") and each of AIM Funds Management Inc., INVESCO Asset Management Deutschland, GmbH, INVESCO Asset Management Ltd., INVESCO Asset Management (Japan) Limited, INVESCO Australia Limited, INVESCO Global Asset Management (N.A.), Inc., INVESCO Hong Kong Limited, INVESCO Institutional (N.A.), Inc. and INVESCO Senior Secured Management, Inc. (each a "Sub-Adviser" and, collectively, the "Sub-Advisers").

     WHEREAS:

     A) The Adviser has entered into an investment advisory agreement with AIM Core Allocation Portfolio Series (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), with respect to the funds set forth in Exhibit A attached hereto (each a "Fund");

     B) The Adviser is authorized to delegate certain, any or all of its rights, duties and obligations under investment advisory agreements to sub-advisers, including sub-advisers that are affiliated with the Adviser;

     C) Each Sub-Adviser represents that it is registered with the U.S. Securities and Exchange Commission ("SEC") as an investment adviser under the Investment Advisers Act of 1940 ("Advisers Act") as an investment adviser, or will be so registered prior to providing any services to any of the Funds under this Contract, and engages in the business of acting as an investment adviser; and

     D) The Sub-Advisers and their affiliates have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations on the economies of various countries and securities of issuers located in such countries or on various types of investments and investment techniques, and providing investment advisory services in connection therewith.

     NOW THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties hereto as follows:

1. Appointment. The Adviser hereby appoints each Sub-Adviser as a sub-adviser of each Fund for the period and on the terms set forth herein. Each Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2. Duties as Sub-Adviser. Subject to paragraph 7 below, the Adviser may, in its discretion, appoint each Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of each Fund. The services and the portion of the investments of each Fund to be advised or managed by each Sub-Adviser shall be as agreed upon from time to


                                     III-1
time by the Adviser and the Sub-Advisers. Each Sub-Adviser shall pay the salaries and fees of all personnel of such Sub-Adviser performing services for the Funds related to research, statistical and investment activities.

     (a) Investment Advice. If and to the extent requested by the Adviser, each Sub-Adviser shall provide investment advice to one or more of the Funds and the Adviser with respect to all or a portion of the investments of such Fund(s) or with respect to various investment techniques, and in connection with such advice shall furnish such Fund(s) and the Adviser with such factual information, research reports and investment recommendations as the Adviser may reasonably require.

     (b) Order Execution. If and to the extent requested by the Adviser, each Sub-Adviser shall place orders for the purchase and sale of portfolio securities or other investments for one or more of the Funds. In so doing, each Sub-Adviser agrees that it shall comply with paragraph 3 below.

     (c) Discretionary Investment Management. If and to the extent requested by the Adviser, each Sub-Adviser shall, subject to the supervision of the Trust's Board of Trustees (the "Board") and the Adviser, manage all or a portion of the investments of one or more of the Funds in accordance with the investment objectives, policies and limitations provided in the Trust's Registration Statement and such other limitations as the Trust or the Adviser may impose with respect to such Fund(s) by notice to the applicable Sub-Adviser(s) and otherwise in accordance with paragraph 5 below. With respect to the portion of the investments of a Fund under its management, each Sub-Adviser is authorized to:
(i) make investment decisions on behalf of the Fund with regard to any stock, bond, other security or investment instrument, including but not limited to foreign currencies, futures, options and other derivatives, and with regard to borrowing money; (ii) place orders for the purchase and sale of securities or other investment instruments with such brokers and dealers as the Sub-Adviser may select; and (iii) upon the request of the Adviser, provide additional investment management services to the Fund, including but not limited to managing the Fund's cash and cash equivalents and lending securities on behalf of the Fund. In selecting brokers or dealers to execute trades for the Funds, each Sub-Adviser will comply with its written policies and procedures regarding brokerage and trading, which policies and procedures shall have been approved by the Board. All discretionary investment management and any other activities of each Sub-Adviser shall at all times be subject to the control and direction of the Adviser and the Board.

3. Broker-Dealer Relationships. Each Sub-Adviser agrees that, in placing orders with brokers and dealers, it will attempt to obtain the best net result in terms of price and execution. Consistent with this obligation, each Sub-Adviser may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who sell shares of the Funds or provide the Funds, the Adviser's other clients, or a Sub-Adviser's other clients with research, analysis, advice and similar services. Each Sub-Adviser may pay to brokers and dealers, in return for such research and analysis, a higher commission or spread than may be charged by other brokers and dealers, subject to such Sub-Adviser determining in good faith that such commission or spread is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser and such Sub-Adviser to the Funds and their other clients and that the total commissions or spreads paid by each Fund will be reasonable in relation to the benefits to the Fund over the


                                     III-2
long term. In no instance will portfolio securities be purchased from or sold to a Sub-Adviser, or any affiliated person thereof, except in accordance with the applicable securities laws and the rules and regulations thereunder and any exemptive orders currently in effect. Whenever a Sub-Adviser simultaneously places orders to purchase or sell the same security on behalf of a Fund and one or more other accounts advised by such Sub-Adviser, such orders will be allocated as to price and amount among all such accounts in a manner believed to be equitable to each account.

4. Books and Records. Each Sub-Adviser will maintain all required books and records with respect to the securities transactions of the Funds, and will furnish the Board and the Adviser with such periodic and special reports as the Board or the Adviser reasonably may request. Each Sub-Adviser hereby agrees that all records which it maintains for the Adviser are the property of the Adviser, and agrees to preserve for the periods prescribed by applicable law any records which it maintains for the Adviser and which are required to be maintained, and further agrees to surrender promptly to the Adviser any records which it maintains for the Adviser upon request by the Adviser.

5. Further Duties.

     (a) In all matters relating to the performance of this Contract, each Sub-Adviser will act in conformity with the Agreement and Declaration of Trust, By-Laws and Registration Statement of the Trust and with the instructions and directions of the Adviser and the Board and will comply with the requirements of the 1940 Act, the rules, regulations, exemptive orders and no-action positions thereunder, and all other applicable laws and regulations.

     (b) Each Sub-Adviser shall maintain compliance procedures for the Funds that it and the Adviser reasonably believe are adequate to ensure compliance with the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) and the investment objective(s) and policies as stated in the Funds' prospectuses and statements of additional information. Each Sub-Adviser at its expense will provide the Adviser or the Trust's Chief Compliance Officer with such compliance reports relating to its duties under this Contract as may be requested from time to time. Notwithstanding the foregoing, each Sub-Adviser will promptly report to the Adviser any material violations of the federal securities laws (as defined in Rule 38a-1 of the 1940 Act) that it is or should be aware of or of any material violation of the Sub-Adviser's compliance policies and procedures that pertain to the Funds.

     (c) Each Sub-Adviser at its expense will make available to the Board and the Adviser at reasonable times its portfolio managers and other appropriate personnel, either in person or, at the mutual convenience of the Adviser and the Sub-Adviser, by telephone, in order to review the investment policies, performance and other investment related information regarding the Funds and to consult with the Board and the Adviser regarding the Funds' investment affairs, including economic, statistical and investment matters related to the Sub-Adviser's duties hereunder, and will provide periodic reports to the Adviser relating to the investment strategies it employs. Each Sub-Adviser and its personnel shall also cooperate fully with counsel and auditors for, and the Chief Compliance Officer of, the Adviser and the Trust.

     (d) Each Sub-Adviser will assist in the fair valuation of portfolio securities held by the Funds. The Sub-Adviser will use its reasonable efforts to provide, based upon its own


                                     III-3
expertise, and to arrange with parties independent of the Sub-Adviser such as broker-dealers for the provision of, valuation information or prices for securities for which prices are deemed by the Adviser or the Trust's administrator not to be readily available in the ordinary course of business from an automated pricing service. In addition, each Sub-Adviser will assist the Funds and their agents in determining whether prices obtained for valuation purposes accurately reflect market price information relating to the assets of the Funds at such times as the Adviser shall reasonably request, including but not limited to, the hours after the close of a securities market and prior to the daily determination of a Fund's net asset value per share.

     (e) Each Sub-Adviser represents and warrants that it has adopted a code of ethics meeting the requirements of Rule 17j-1 under the 1940 Act and the requirements of Rule 204A-1 under the Advisers Act and has provided the Adviser and the Board a copy of such code of ethics, together with evidence of its adoption, and will promptly provide copies of any changes thereto, together with evidence of their adoption. Upon request of the Adviser, but in any event no less frequently than annually, each Sub-Adviser will supply the Adviser a written report that (A) describes any issues arising under the code of ethics or procedures since the Sub-Adviser's last report, including but not limited to material violations of the code of ethics or procedures and sanctions imposed in response to the material violations; and (B) certifies that the procedures contained in the Sub-Adviser's code of ethics are reasonably designed to prevent "access persons" from violating the code of ethics.

     (f) Upon request of the Adviser, each Sub-Adviser will review draft reports to shareholders and other documents provided or available to it and provide comments on a timely basis. In addition, each Sub-Adviser and each officer and portfolio manager thereof designated by the Adviser will provide on a timely basis such certifications or sub-certifications as the Adviser may reasonably request in order to support and facilitate certifications required to be provided by the Trust's Principal Executive Officer and Principal Financial Officer and will adopt such disclosure controls and procedures in support of the disclosure controls and procedures adopted by the Trust as the Adviser, on behalf of the Trust, deems are reasonably necessary.

     (g) Unless otherwise directed by the Adviser or the Board, each Sub-Adviser will vote all proxies received in accordance with the Adviser's proxy voting policy or, if the Sub-Adviser has a proxy voting policy approved by the Board, the Sub-Adviser's proxy voting policy. Each Sub-Adviser shall maintain and shall forward to the Funds or their designated agent such proxy voting information as is necessary for the Funds to timely file proxy voting results in accordance with Rule 30b1-4 of the 1940 Act.

     (h) Each Sub-Adviser shall provide the Funds' custodian on each business day with information relating to all transactions concerning the assets of the Funds and shall provide the Adviser with such information upon request of the Adviser.

6. Services Not Exclusive. The services furnished by each Sub-Adviser hereunder are not to be deemed exclusive and such Sub-Adviser shall be free to furnish similar services to others so long as its services under this Contract are not impaired thereby. Nothing in this Contract shall limit or restrict the right of any director, officer or employee of a Sub-Adviser, who may also be a Trustee, officer or employee of the Trust, to engage in any other business or to devote his or


                                     III-4
her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

7. Use of Subsidiaries and Affiliates. Each Sub-Adviser may perform any or all of the services contemplated hereunder, including but not limited to providing investment advice to the Funds pursuant to paragraph 2(a) above and placing orders for the purchase and sale of portfolio securities or other investments for the Funds pursuant to paragraph 2(b) above, directly or through such of its subsidiaries or other affiliates, including each of the other Sub-Advisers, as such Sub-Adviser shall determine; provided, however, that performance of such services through such subsidiaries or other affiliates shall have been approved, when required by the 1940 Act, by (i) a vote of a majority of the independent Trustees who are not parties to this Contract or "interested persons" (as defined in the 1940 Act) of a party to this Contract, other than as Board members ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and/or (ii) a vote of a majority of that Fund's outstanding voting securities.

8. Compensation.

     (a) The only fees payable to the Sub-Advisers under this Contract are for providing discretionary investment management services pursuant to paragraph 2(c) above. For such services, the Adviser will pay each Sub-Adviser a fee, computed daily and paid monthly, equal to (i) the annual rate of 0.11% of the average daily net asset value of each Fund, multiplied by (ii) the fraction equal to the net assets of such Fund as to which the such Sub-Adviser shall have provided discretionary investment management services pursuant to paragraph 2(c) above for that month divided by the net assets of such Fund for that month. This fee shall be payable on or before the last business day of the next succeeding calendar month. In no event shall the aggregate annual fees paid to the Sub-Advisers under this Contract exceed the annual rate of 0.11% of the average daily net asset value of each Fund.

     (b) If this Contract becomes effective or terminates before the end of any month, the fees for the period from the effective date to the end of the month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

     (c) If a Sub-Adviser provides the services under paragraph 2(c) above to a Fund for a period that is less than a full month, the fees for such period shall be prorated according to the proportion which such period bears to the applicable full month.

9. Limitation of Liability of Sub-Adviser and Indemnification. No Sub-Adviser shall be liable for any costs or liabilities arising from any error of judgment or mistake of law or any loss suffered by a Fund or the Trust in connection with the matters to which this Contract relates except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of such Sub-Adviser in the performance by such Sub-Adviser of its duties or from reckless disregard by such Sub-Adviser of its obligations and duties under this Contract. Any person, even though also an officer, partner, employee, or agent of a Sub-Adviser, who may be or become a Trustee, officer, employee or agent of the Trust, shall be deemed, when rendering services to a Fund or the Trust or acting with respect to any business of a Fund or the Trust to be rendering such


                                     III-5
service to or acting solely for the Fund or the Trust and not as an officer, partner, employee, or agent or one under the control or direction of such Sub-Adviser even though paid by it.

10. Duration and Termination.

     (a) This Contract shall become effective with respect to each Sub-Adviser upon the later of the date hereabove written and the date that such Sub-Adviser is registered with the SEC as an investment adviser under the Advisers Act, if a Sub-Adviser is not so registered as of the date hereabove written; provided, however, that this Contract shall not take effect with respect to any Fund unless it has first been approved (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of that Fund's outstanding voting securities, when required by the 1940 Act.

     (b) Unless sooner terminated as provided herein, this Contract shall continue in force and effect until June 30, 2009. Thereafter, if not terminated, with respect to each Fund, this Contract shall continue automatically for successive periods not to exceed twelve months each, provided that such continuance is specifically approved at least annually (i) by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Board or by vote of a majority of the outstanding voting securities of that Fund.

     (c) Notwithstanding the foregoing, with respect to any Fund(s) or any Sub-Adviser(s) this Contract may be terminated at any time, without the payment of any penalty, (i) by vote of the Board or by a vote of a majority of the outstanding voting securities of such Fund(s) on sixty days' written notice to such Sub-Adviser(s); or (ii) by the Adviser on sixty days' written notice to such Sub-Adviser(s); or (iii) by a Sub-Adviser on sixty days' written notice to the Trust. Should this Contract be terminated with respect to a Sub-Adviser, the Adviser shall assume the duties and responsibilities of such Sub-Adviser unless and until the Adviser appoints another Sub-Adviser to perform such duties and responsibilities. Termination of this Contract with respect to one or more Fund(s) or Sub-Adviser(s) shall not affect the continued effectiveness of this Contract with respect to any remaining Fund(s) or Sub-Adviser(s). This Contract will automatically terminate in the event of its assignment.

11. Amendment. No provision of this Contract may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and, when required by the 1940 Act, no amendment of this Contract shall be effective until approved by vote of a majority of the Fund's outstanding voting securities.

12. Notices. Any notices under this Contract shall be writing, addressed and delivered, telecopied or mailed postage paid, to the other party entitled to receipt thereof at such address as such party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Trust and the Adviser shall be 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Until further notice to the other party, it is agreed that the address of each Sub-Adviser shall be set forth in Exhibit B attached hereto.


                                     III-6

13. Governing Law. This Contract shall be construed in accordance with the laws of the State of Texas and the 1940 Act. To the extent that the applicable laws of the State of Texas conflict with the applicable provisions of the 1940 Act, the latter shall control.

14. Multiple Sub-Advisory Agreements. This Contract has been signed by multiple parties; namely the Adviser, on one hand, and each Sub-Adviser, on the other. The parties have signed one document for administrative convenience to avoid a multiplicity of documents. It is understood and agreed that this document shall constitute a separate sub-advisory agreement between the Adviser and each Sub-Adviser with respect to each Fund, as if the Adviser and such Sub-Adviser had executed a separate sub-advisory agreement naming such Sub-Adviser as a sub-adviser to each Fund. With respect to any one Sub-Adviser, (i) references in this Contract to "a Sub-Adviser" or to "each Sub-Adviser" shall be deemed to refer only to such Sub-Adviser, and (ii) the term "this Contract" shall be construed according to the foregoing provisions.

15. Miscellaneous. The captions in this Contract are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Contract shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Contract shall not be affected thereby. This Contract shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors. Any question of interpretation of any term or provision of this Contract having a counterpart in or otherwise derived from a term or provision of the 1940 Act or the Advisers Act shall be resolved by reference to such term or provision of the 1940 Act or the Advisers Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission ("SEC") issued pursuant to said Acts. In addition, where the effect of a requirement of the 1940 Act or the Advisers Act reflected in any provision of the Contract is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.


                                     III-7

     IN WITNESS WHEREOF, the parties hereto have caused this Contract to be executed by their officers designated as of the day and year first above written.

A I M ADVISORS, INC.                    AIM FUNDS MANAGEMENT INC.

ADVISER                                 SUB-ADVISER


BY:                                     BY:
    ---------------------------------       ------------------------------------
NAME:                                   NAME:
      -------------------------------         ----------------------------------
TITLE:                                  TITLE:
       ------------------------------          ---------------------------------


                                        INVESCO ASSET MANAGEMENT DEUTSCHLAND,
                                        GMBH

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                     III-8

                                        INVESCO ASSET MANAGEMENT LTD.

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                        INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                     III-9

                                        INVESCO AUSTRALIA LIMITED

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                        INVESCO GLOBAL ASSET MANAGEMENT (N.A.),
                                        INC.

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                     III-10

                                        INVESCO HONG KONG LIMITED

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                        INVESCO INSTITUTIONAL (N.A.), INC.

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                     III-11

                                        INVESCO SENIOR SECURED MANAGEMENT, INC.

                                        SUB-ADVISER


                                        BY:
                                            ------------------------------------
                                        NAME:
                                              ----------------------------------
                                        TITLE:
                                               ---------------------------------


                                     III-12

                                    EXHIBIT A

                                      FUNDS

Series C

Series M


                                     III-13

                                    EXHIBIT B

                            ADDRESSES OF SUB-ADVISERS

AIM Funds Management Inc.
5140 Yonge Street
Suite 900
Toronto, Ontario
Canada M2N 6X7

INVESCO Asset Management Deutschland, GmbH
Bleichstrasse 60-62
Frankfurt, Germany 60313

INVESCO Asset Management Ltd.
30 Finsbury Square
London, United Kingdom
EC2A 1AG

INVESCO Asset Management (Japan) Limited
25th Floor, Shiroyama Trust Tower
3-1, Toranoman 4-chome, Minato-Ku
Tokyo, Japan 105-6025

INVESCO Australia Limited
333 Collins Street, Level 26
Melbourne Vic 3000, Australia

INVESCO Global Asset Management (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Hong Kong Limited
32nd Floor
Three Pacific Place
1 Queen's Road East
Hong Kong

INVESCO Institutional (N.A.), Inc.
One Midtown Plaza
1360 Peachtree Street, N.E.
Atlanta, Georgia 30309

INVESCO Senior Secured Management, Inc.
1166 Avenue of the Americas
New York, NY 10036


                                     III-14

                                    EXHIBIT A

                 SHARES OF AIM CORE ALLOCATION PORTFOLIO SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007

                        NUMBER OF SHARES
                         OUTSTANDING ON
NAME OF FUND (CLASS)   NOVEMBER 30, 2007
--------------------   -----------------
Series C
Series M

                           SHARES OF AIM EQUITY FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Capital Development Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Charter Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Constellation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Diversified Dividend Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Large Cap Basic Value Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Large Cap Growth Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................

                            SHARES OF AIM FUNDS GROUP
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Basic Balanced Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
   Investor Class..........................
AIM European Small Company Fund
   Class A.................................
   Class B.................................
   Class C.................................
AIM Global Value Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM International Small Company Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM Mid Cap Basic Value Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Select Equity Fund
   Class A.................................
   Class B.................................
   Class C.................................
AIM Small Cap Equity Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                           SHARES OF AIM GROWTH SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Basic Value Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Conservative Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Global Equity Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Growth Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Income Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Independence Now Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                           SHARES OF AIM GROWTH SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Independence 2010 Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Independence 2020 Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Independence 2030 Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Independence 2040 Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Independence 2050 Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM International Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                           SHARES OF AIM GROWTH SERIES
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Mid Cap Core Equity Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Moderate Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Moderate Growth Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Moderately Conservative Allocation Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Small Cap Growth Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................

                         SHARES OF AIM INVESTMENT FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM China Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM Developing Markets Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM Global Health Care Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Investor Class..........................
AIM International Total Return Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM Japan Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM LIBOR Alpha Fund
   Class A.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Trimark Endeavor Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                         SHARES OF AIM INVESTMENT FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Trimark Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Trimark Small Companies Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                    SHARES OF AIM INVESTMENT SECURITIES FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Global Real Estate Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM High Yield Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Investor Class..........................
   Institutional Class.....................
AIM Income Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Intermediate Government Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Limited Maturity Treasury Fund
   Class A.................................
   Class A3................................
   Institutional Class.....................
AIM Money Market Fund
   AIM Cash Reserve Shares.................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................

                    SHARES OF AIM INVESTMENT SECURITIES FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM Municipal Bond Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Investor Class..........................
AIM Real Estate Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
   Investor Class..........................
AIM Short Term Bond Fund
   Class A.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................
AIM Total Return Bond Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Class R.................................
   Institutional Class.....................

                         SHARES OF AIM TAX-EXEMPT FUNDS
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
AIM High Income Municipal Fund
   Class A.................................
   Class B.................................
   Class C.................................
   Institutional Class.....................
AIM Tax-Exempt Cash Fund
   Class A.................................
   Investor Class..........................
AIM Tax-Free Intermediate Fund
   Class A.................................
   Class A3................................
   Institutional Class.....................

                     SHARES OF SHORT-TERM INVESTMENTS TRUST
                        OUTSTANDING ON NOVEMBER 30, 2007

                                               NUMBER OF SHARES
                                                OUTSTANDING ON
            NAME OF FUND (CLASS)              NOVEMBER 30, 2007
            --------------------              -----------------
Government & Agency Portfolio
   Cash Management Class...................
   Corporate Class.........................
   Institutional Class.....................
   Personal Investment Class...............
   Private Investment Class................
   Reserve Class...........................
   Resource Class..........................
Government TaxAdvantage Portfolio
   Cash Management Class...................
   Corporate Class.........................
   Institutional Class.....................
   Personal Investment Class...............
   Private Investment Class................
   Reserve Class...........................
   Resource Class..........................
Liquid Assets Portfolio
   Cash Management Class...................
   Corporate Class.........................
   Institutional Class.....................
   Personal Investment Class...............
   Private Investment Class................
   Reserve Class...........................
   Resource Class..........................
STIC Prime Portfolio
   Cash Management Class...................
   Corporate Class.........................
   Institutional Class.....................
   Personal Investment Class...............
   Private Investment Class................
   Reserve Class...........................
   Resource Class..........................
Treasury Portfolio
   Cash Management Class...................
   Corporate Class.........................
   Institutional Class.....................
   Personal Investment Class...............
   Private Investment Class................
   Reserve Class...........................
   Resource Class..........................

                                    EXHIBIT B

                           TRUSTEE COMPENSATION TABLE

     Set forth below is information regarding compensation paid or accrued for each trustee of each Trust who was not affiliated with AIM during the year ended December 31, 2006.

                                       Aggregate Compensation From Trust(1)
                   --------------------------------------------------------------------------- RETIREMENT
                    AIM CORE                                         AIM      AIM     SHORT-    BENEFITS    ESTIMATED       TOTAL
                   ALLOCATION   AIM     AIM     AIM       AIM    INVESTMENT  TAX-      TERM    ACCRUED BY     ANNUAL    COMPENSATION
                    PORTFOLIO  EQUITY  FUNDS   GROWTH INVESTMENT SECURITIES EXEMPT INVESTMENTS   ALL AIM  BENEFITS UPON   FROM ALL
  NAME OF TRUSTEE    SERIES    FUNDS   GROUP   SERIES    FUNDS      FUNDS    FUNDS    TRUST     FUNDS(2)  RETIREMENT(3) AIM FUNDS(4)
------------------ ---------- ------- ------- ------- ---------- ---------- ------ ----------- ---------- ------------- ------------
Bob R. Baker         $2,206   $28,150 $12,986 $23,246   $ 9,714    $17,340  $3,892   $41,767    $230,089     $177,882     $225,000
Frank S. Bayley       2,366    30,186  13,904  24,892    10,427     18,506   4,175    44,796     160,600      126,750      241,000
James T. Bunch        2,046    25,384  11,635  21,020     8,819     16,098   3,608    38,739     149,379      126,750      203,500
Bruce L. Crockett     4,184    50,677  23,160  41,464    17,589     32,493   7,160    79,197      83,163      126,750      402,000
Albert R. Dowden      2,366    30,318  13,983  24,997    10,460     18,544   4,175    44,796     105,204      126,750      242,000
Jack M. Fields        2,046    26,247  12,147  21,704     9,034     16,098   3,608    38,739     104,145      126,750      210,000
Carl Frischling(5)    2,046    26,247  12,147  21,704     9,034     16,098   3,608    38,739      91,932      126,750      210,000
Prema Mathai-Davis    2,144    28,017  12,580  22,477     9,681     16,790   4,175    40,571     102,401      126,750      217,500
Lewis F. Pennock      2,046    26,247  12,147  21,704     9,034     16,098   3,608    38,739      85,580      126,750      210,000
Ruth H. Quigley(6)    2,366    29,963  13,983  24,997    10,371     18,544   4,175    44,796     187,330      126,750      242,000
Larry Soll            2,046    26,247  12,147  21,704     9,034     16,098   3,608    38,739     193,510      146,697      210,000
Raymond Stickel,
   Jr.                2,366    28,130  13,196  23,821     9,841     18,544   4,118    44,796      77,561      126,750      230,750

(1) Amounts shown for AIM Equity Funds and AIM Investment Funds are as of their fiscal years ended October 31, 2006. Amounts shown for AIM Tax-Exempt Funds are as of its fiscal year ended March 31, 2007. Amounts shown for AIM Investment Securities Funds are as of its fiscal year ended July 31, 2007. Amounts shown for AIM Core Allocation Portfolio Series and Short-Term Investments Trust are as of their fiscal years ended August 31, 2007. Amounts shown for AIM Funds Group and AIM Growth Series are as of their fiscal years ended December 31, 2006. The total amount of compensation deferred by all trustees of AIM Tax-Exempt Funds, during the fiscal year ended March 31, 2007, including earnings, was $14,741. The total amount of compensation deferred by all trustees of AIM Investment Securities Fund during the fiscal year ended July 31, 2007, including earnings, was $64,617. The total amount of compensation deferred by all trustees of AIM Core Allocation Portfolio Series and Short-Term Investments Trust during the fiscal year ended August 31, 2007, including earnings, was $4,932 and $144,358, respectively. The total amount of compensation deferred by all trustees of AIM Equity Funds and AIM Investments Funds during the fiscal year ended October 31, 2006, including earnings, was $106,701 and $21,296 respectively. The total amount of compensation deferred by all trustees of AIM Funds Group and AIM Growth Series during the fiscal year ended December 31, 2006, including earnings, was $41,353 and $56,666, respectively.

(2) During the fiscal year ended March 31, 2007, the total amount of expenses allocated to AIM Tax-Exempt Funds, in respect of such retirement benefits was $13,054. During the fiscal year ended July 31, 2007, the total amount of expenses allocated to AIM Investment Securities Funds in respect of such retirement benefits was $106,850. During the fiscal year ended August 31, 2007, the total amount of expenses allocated to AIM Core Allocation Portfolio Series and Short-Term Investments Trust in respect of such retirement benefits was $0 and $616,797, respectively. During the fiscal year ended October 31, 2006, the total amount of expenses allocated to AIM Equity Funds and AIM Investment Funds in respect of such retirement benefits was $236,675 and $24,699, respectively. During the fiscal year ended December 31, 2006, the total amount of expenses allocated to AIM Funds Group and AIM Growth Series in respect of such retirement benefits was $82,797 and $191,037, respectively.

(3) These amounts represent the estimated annual benefits payable by the AIM Funds upon the trustee's retirement and assumes each trustee serves until his or her anticipated retirement date.

(4) All trustees currently serve as trustees of 16 registered investment companies advised by AIM.

(5) During the fiscal year ended March 31, 2007, AIM Tax-Exempt Funds paid $14,364 in legal fees to Kramer Levin Naftalis & Frankel LLP ("Kramer Levin") for services rendered by such firm as counsel to the independent trustees of such Trust. During the fiscal year ended July 31, 2007, AIM Investment Securities Funds paid $62,939 in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trust. During the fiscal year ended August 31, 2007, AIM Core Allocation Portfolio Series and Short-Term Investments Trust paid $0 and $179,886, respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trusts. During the fiscal year ended October 31, 2006, AIM Equity Funds, AIM Investment Funds and paid $75,027 and $28,356, respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trusts. During the fiscal year ended December 31, 2006, AIM Funds Group and AIM Growth Series paid $14,483 and $84,795, respectively in legal fees to Kramer Levin for services rendered by such firm as counsel to the independent trustees of the Trusts. Mr. Frischling is a partner of Kramer Levin.

(6)  Miss Quigley will retire effective as of December 31, 2007.

                                    EXHIBIT C

      PRINCIPAL EXECUTIVE OFFICER AND DIRECTORS OF AFFILIATED SUB-ADVISERS

AIM FUNDS MANAGEMENT INC.

     The following table provides information with respect to the principal executive officer and the directors of AIM Funds Management Inc. The business address of the principal executive officer and each director is 5140 Yonge Street, Suite 900, Toronto, Ontario M2N 6X7.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Philip Alexander Taylor    Director, President and   Director, Chief Executive Officer and
                           Chief Executive Officer   President, AIM Mutual Fund Dealer Inc.
                                                     (registered broker dealer), A I M Advisors,
                                                     Inc., AIM Funds Management Inc. d/b/a INVESCO
                                                     Enterprise Services (registered investment
                                                     advisor and registered transfer agent) and 1371
                                                     Preferred Inc. (holding company); AIM Trimark
                                                     Corporate Class Inc. -(corporate mutual fund
                                                     company) and AIM Trimark Canada Fund Inc.
                                                     (corporate mutual fund company); Director,
                                                     Chairman, Chief Executive Officer and
                                                     President, A I M Management Group Inc., and A I
                                                     M Capital Management, Inc. (registered
                                                     investment advisor); Director and President,
                                                     INVESCO Funds Group, Inc. (registered
                                                     investment advisor and registered transfer
                                                     agent) and AIM GP Canada Inc. (general partner
                                                     for limited partnership); Director, A I M
                                                     Distributors, Inc. (registered broker dealer);
                                                     Director and Chairman, AIM Investment Services,
                                                     Inc. (registered transfer agent), and INVESCO
                                                     Distributors, Inc. (registered broker dealer);
                                                     Director, President and Chairman, IVZ Callco
                                                     Inc. (holding company), INVESCO Inc. (holding
                                                     company) and AIM Canada Holdings Inc. (holding
                                                     company); Trustee, President and Principal
                                                     Executive Officer, The AIM Family of Funds(R)
                                                     (other than AIM Treasurer's Series Trust,
                                                     Short-Term Investments Trust and Tax-Free
                                                     Investments Trust only); Trustee and Executive
                                                     Vice President, The AIM Family of Funds(R) (AIM
                                                     Treasurer's Series Trust, Short-Term
                                                     Investments Trust and Tax-Free Investments
                                                     Trust only); and Manager, PowerShares Capital
                                                     Management LLC.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
David Colvin Warren            Director, Chief       Vice President, 1371 Preferred Inc., AIM Funds
                            Financial Officer and    Management Inc., AIM Mutual Fund Dealer Inc.,
                                Executive Vice       INVESCO Inc., and IVZ Callco Inc.; Director,
                                  President          AIM Canada Holdings Inc. and AIM GP Canada
                                                     Inc.; Senior Vice President and Chief
                                                     Administration Officer, A I M Advisors, Inc., A
                                                     I M Capital Management, Inc. and AIM Private
                                                     Asset Management, Inc.; and Senior Vice
                                                     President, A I M Management Group Inc.

Peter Intraligi                Director, Chief       Director and Senior Vice President, 1371
                            Operating Officer and    Preferred Inc.; Director, AIM Canada Holdings
                                Executive Vice       Inc.; Director, Chief Operating Officer and
                                  President          Executive Vice President, AIM Funds Management
                                                     Inc. and IVZ Callco Inc.; Director and
                                                     Executive Vice President, INVESCO Inc.

Susan J. Han                  Director, General      Director, General Counsel, Senior Vice
                             Counsel, Senior Vice    President and Secretary, AIM Funds Management
                           President and Secretary   Inc. and 1371 Preferred Inc.; Director and
                                                     Secretary, INVESCO Inc., AIM Canada Holdings
                                                     Inc., AIM Mutual Fund Dealer Inc., AIM GP
                                                     Canada Inc. and IVZ Callco Inc.; Senior Vice
                                                     President, General Counsel and Secretary, AIM
                                                     Trimark Corporate Class Inc. and AIM Trimark
                                                     Canada Fund Inc.

Graham Anderson              Director and Senior     Director, Senior Vice President, Investments
                               Vice President,       Operations, AIM Funds Management Inc.
                           Investments Operations

INVESCO ASSET MANAGEMENT DEUTSCHLAND, GMBH

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Deutschland, GmbH. The business address of the principal executive officer and each director is Bleichstrasse 60-62, Frankfurt, Germany 60313.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
[Karl-George Bayer                 Director          Managing Director, INVESCO Asset Management
                                                     Deutschland GmbH.

Bernhard Lander                    Director          Need to locate information

Alexander Heinrich                 Director          Managing Director, INVESCO Asset Management
   Lehmann                                           Deutschland GmbH and President, INVESCO Asset
                                                     Management (Switzerland) Ltd.

Christian Puschmann                Director          Director, INVESCO Holding Germany Ltd & Co

                                                     OHG and INVESCO Kapitalanlagegesellschaft mbH;
                                                     and Manager, INVESCO Asset Management
                                                     Deutschland GmbH.]

INVESCO ASSET MANAGEMENT LTD.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management Ltd. The business address of the principal executive officer and each director is 30 Finsbury Square, London, EC2A 1AG, United Kingdom.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
[Robert John Duthie                Director          Director, Atlantic Wealth Management Limited, C
                                                     M Investment Nominees Limited, INVESCO
                                                     Administration Services Limited, INVESCO Asset
                                                     Management Limited, INVESCO Fund Managers
                                                     Limited, INVESCO Global Investment Funds
                                                     Limited, INVESCO Group Limited, INVESCO GT
                                                     Asset Management PLC, INVESCO North American
                                                     Group Limited, INVESCO Pacific Group Limited,
                                                     INVESCO Pensions Limited, INVESCO Savings
                                                     Scheme (Nominees) Limited, INVESCO Trustee
                                                     Corporation Limited, INVESCO UK Holdings PLC,
                                                     INVESCO UK Limited, Perpetual Administration
                                                     Limited, Perpetual plc, Perpetual Portfolio
                                                     Management Limited, Perpetual Unit Trust
                                                     Management (Nominees) Limited and Sermon Lane
                                                     Nominees Limited.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Roderick George Howard             Director          Director, Atlantic Wealth Management Limited, C
Ellis                                                M Investment Nominees Limited, INVESCO
                                                     Administration Services Limited, INVESCO Asset
                                                     Management Limited, INVESCO Asset Management
                                                     SA, INVESCO CE SA, INVESCO CE Services SA,
                                                     INVESCO Continental Europe Holdings SA, INVESCO
                                                     Continental Europe Service Centre SA, INVESCO
                                                     Fund Managers Limited, INVESCO Global
                                                     Investment Funds Limited, INVESCO Group
                                                     Limited, INVESCO GT Asset Management PLC,
                                                     INVESCO Holland B.V., INVESCO International
                                                     (Southern Africa) Limited, INVESCO Pacific
                                                     Group Limited, INVESCO Pensions Limited,
                                                     INVESCO Real Estate Limited, INVESCO Savings
                                                     Scheme (Nominees) Limited, INVESCO UK Holdings
                                                     PLC, INVESCO UK Limited, Perpetual
                                                     Administration Limited, Perpetual plc,
                                                     Perpetual Portfolio Management Limited,
                                                     Perpetual Unit Trust Management (Nominees)
                                                     Limited and Sermon Lane Nominees Limited;
                                                     Supervisory Board, INVESCO Asset Management
                                                     Oesterreich GmbH and INVESCO
                                                     Kapitalanlagegesellschaft mbH; Director and
                                                     Deputy Chairman, INVESO Global Asset Management
                                                     (Bermuda) Limited; and Director, Chief
                                                     Executive Officer and President, INVESCO
                                                     Pacific Holdings Limited.

Robert John Yerbury                Director          Director and Chief Executive, Atlantic Wealth
                                                     Management Limited, INVESCO Administration
                                                     Services Limited, INVESCO Asset Management
                                                     Limited, INVESCO Fund Managers Limited, INVESCO
                                                     Global Investment Funds Limited, INVESCO
                                                     Pension Limited and Perpetual Portfolio
                                                     Management Limited; Director, INVESCO UK
                                                     Limited and Perpetual plc; and Executive
                                                     Management and Senior Managing Director,
                                                     INVESCO PLC.

John Rowland                       Director          Director, Atlantic Wealth Management Limited,
                                                     INVESCO Administration Services Limited,
                                                     INVESCO Asset Management Ireland Limited,
                                                     INVESCO Asset Management Limited, INVESCO Fund
                                                     Managers Limited, INVESCO Global Distributors
                                                     Limited, INVESCO Global Investment Funds
                                                     Limited, INVESCO Management S.A., INVESCO UK
                                                     Limited, Investment Fund Administrators Limited
                                                     and Perpetual Portfolio Management Limited.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Graeme John Proudfoot             Director           Director, Atlantic Wealth Management Limited, C
                                                     M Investment Nominees Limited, INVESCO
                                                     Administration Services Limited, INVESCO Asset
                                                     Management Limited, INVESCO Fund Managers
                                                     Limited, INVESCO Global Investment Funds
                                                     Limited, INVESCO Group Limited, INVESCO GT
                                                     Asset Management PLC, INVESCO International
                                                     Holdings Limited, INVESCO North American Group
                                                     Limited, INVESCO Pacific Group Limited, INVESCO
                                                     Savings Scheme (Nominees) Limited, INVESCO
                                                     Trustee Corporation Limited, INVESCO UK
                                                     Holdings PLC, INVESCO UK Limited, IST 123 LTD,
                                                     Lombard Place Securities Limited, Perpetual
                                                     Administration Limited, Perpetual plc,
                                                     Perpetual Unit Trust Management (Nominees)
                                                     Limited, Sermon Lane Nominees Limited;
                                                     Alternate Director, INVESCO Japan Discovery
                                                     Trust plc; Director and Secretary, AMVESCAP
                                                     Limited and Atlantic Wealth Holdings Limited;
                                                     Director and Vice President, INVESCO Pacific
                                                     Holdings Limited; and Secretary, Royal Canoe
                                                     Club Trust.

Ian David Trevers                 Director           Director, INVESCO Administration Services
                                                     Limited, INVESCO Asset Management Limited,
                                                     INVESCO Fund Managers Limited, INVESCO Global
                                                     Investment Funds Limited, and INVESCO Pensions
                                                     Limited.

Nigel Marcus Doman                Director           Director, A I M Global Management Company
                                                     Limited and INVESCO Asset Management Limited. ]

INVESCO ASSET MANAGEMENT (JAPAN) LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Asset Management (Japan) Limited. The business address of the principal executive officer and each director is 25th Floor, Shiroyama Trust Tower, 3-1, Toranomon 4-chome, Minato-ku, Tokyo 105-6025, Japan.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Andrew Tak Shing Lo                Director          Chairman and Director, County Investment
                                                     Management Pty Ltd, Invesco Asset Management
                                                     Australia (Holdings) Ltd, Invesco Australia
                                                     Limited and Invesco Pacific Partner Ltd;
                                                     Director, Invesco Asset Management (Japan) Ltd,
                                                     Invesco Asset Management Asia Limited., Invesco
                                                     Asset Management Pacific Limited., Invesco
                                                     Asset Management Singapore Ltd., Invesco Hong
                                                     Kong Limited, INVESCO Great Wall Fund
                                                     Management Company Limited, Invesco Pacific
                                                     Holdings Limited, and Invesco Taiwan Limited;
                                                     Executive Management Committee, Invesco PLC;
                                                     and Vice President, Invesco Institutional
                                                     (N.A.), Inc.

[Atsushi Kawakami                  Director          Director, INVESCO Asset Management (Japan) Ltd.

Alexander Maurice Prout    Chief Executive Officer   Chief Representative Director, INVESCO Asset
                                                     Management (Japan) Ltd.

Masakazu Hasegawa                  Director          Director, INVESCO Asset Management (Japan) Ltd.
                                                     and INVESCO Pacific Partner Ltd. ]

INVESCO AUSTRALIA LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Australia Limited. The business address of the principal executive officer and each director is 333 Collins Street, Level 26, Melbourne, Victoria 3000, Australia.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
[_____]                              [_____]                             [_____]

INVESCO GLOBAL ASSET MANAGEMENT (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Global Asset Management (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Kirk Fredrick Holland      Chief Executive Officer   Chief Executive Officer and President, INVESCO
                                and President        Global Asset Management (N.A.), Inc.; and Vice
                                                     President, INVESCO Institutional (N.A.), Inc.

David Alexander Hartley       Director and Chief     Director, Atlantic Trust Company, N.A., INVESCO
                              Financial Officer      (NY) Trust Company, INVESCO National Trust
                                                     Company, INVESCO Realty, Inc. and INVESCO
                                                     Senior Secured Management, Inc.; Director,
                                                     Chief Financial Officer and Vice President,
                                                     INVESCO Asset Management (Bermuda) Ltd.;
                                                     Director and Chief Financial Officer, INVESCO
                                                     Global Asset Management (N.A.), Inc. and
                                                     INVESCO Institutional (N.A.), Inc.; Treasurer
                                                     and Chief Accounting Officer, A I M Advisors,
                                                     Inc., A I M Capital Management, Inc. and AIM
                                                     Private Asset Management, Inc.; Treasurer and
                                                     Chief Financial Officer, A I M Distributors,
                                                     Inc., A I M Management Group Inc., and AIM
                                                     Investment Services, Inc., and Treasurer, AIM
                                                     Global Holdings, Inc., A I M Global Ventures,
                                                     Co., AIM Retirement Services, Inc., INVESCO
                                                     Distributors, Inc., and INVESCO Funds Group,
                                                     Inc.

Gregory Mark Armour                Director          Chairman and Director, INVESCO Global Asset
                                                     Management (N.A.) Inc., INVESCO Private Capital
                                                     Investments, Inc., INVESCO Private Capital,
                                                     Inc. and INVESCO Senior Secured Management,
                                                     Inc.; Chairman, Chief Executive Officer and
                                                     President, INVESCO Institutional (N.A), Inc.
                                                     and INVESCO Realty, Inc. Director and
                                                     President, INVESCO Asset Management (Bermuda)
                                                     Ltd.; and Senior Managing Director, INVESCO
                                                     PLC.

INVESCO HONG KONG LIMITED

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Hong Kong Limited. The business address of the principal executive officer and each director is 32nd Floor, Three Pacific Place, 1 Queen's Road East, Hong Kong.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Andrew Tak Shing Lo           Director and Chief     Chairman and Director, County Investment
                              Executive Officer      Management Pty Ltd, Invesco Asset Management
                                                     Australia (Holdings) Ltd, Invesco Australia
                                                     Limited and Invesco Pacific Partner Ltd;
                                                     Director, Invesco Asset Management (Japan) Ltd,
                                                     Invesco Asset Management Asia Limited., Invesco
                                                     Asset Management Pacific Limited., Invesco
                                                     Asset Management Singapore Ltd., Invesco Hong
                                                     Kong Limited, INVESCO Great Wall Fund
                                                     Management Company Limited, Invesco Pacific
                                                     Holdings Limited, and Invesco Taiwan Limited;
                                                     Executive Management Committee, Invesco PLC;
                                                     and Vice President, Invesco Institutional
                                                     (N.A.), Inc.

Jeremy Charles Simpson             Director          Director, INVESCO (B.V.I) NOMINEES LIMITED,
                                                     Invesco Asset Management Asia Ltd, Invesco
                                                     Asset Management Australia (Holdings) Ltd,
                                                     Invesco Asset Management Pacific Limited,
                                                     Invesco Asset Management Singapore Ltd, Invesco
                                                     Australia Limited and Invesco Pacific Holdings
                                                     Limited; Director and Finance Director, Invesco
                                                     Hong Kong Limited; Director and Deputy
                                                     Chairman, Invesco Pacific Partner Ltd; and
                                                     Secretary, IRE (Hong Kong) Limited.

Gracie Yuen See Liu                Director          Director, INVESCO (B.V.I) NOMINEES LIMITED,
                                                     Invesco Asset Management Asia Limited and
                                                     Invesco Hong Kong Limited.

John Gerald Greenwood              Director          Director, Invesco Asset Management Asia Limited
                                                     and Invesco Asset Management Singapore Ltd; and
                                                     Director and Vice Chairman, Invesco Hong Kong
                                                     Limited.

Siu Mei Lee                        Director          Director, INVESCO (B.V.I) NOMINEES LIMITED,
                                                     Invesco Asset Management Asia Limited and
                                                     Invesco Hong Kong Limited.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
Anna Seen Ming Tong                Director          Director, INVESCO (B.V.I) NOMINEES LIMITED,
                                                     Invesco Asset Management Asia Limited, Invesco
                                                     Asset Management Pacific Limited, Invesco Asset
                                                     Management Singapore Ltd and Invesco Hong Kong
                                                     Limited.

INVESCO INSTITUTIONAL (N.A.), INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Institutional (N.A.), Inc. The business address of the principal executive officer and each director is One Midtown Plaza, 1360 Peachtree Street, N.E., Atlanta, Georgia 30309.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
David Alexander Hartley       Director and Chief     Director, Atlantic Trust Company, N.A., INVESCO
                              Financial Officer      (NY) Trust Company, INVESCO National Trust
                                                     Company, INVESCO Realty, Inc. and INVESCO
                                                     Senior Secured Management, Inc.; Director,
                                                     Chief Financial Officer and Vice President,
                                                     INVESCO Asset Management (Bermuda) Ltd.;
                                                     Director and Chief Financial Officer, INVESCO
                                                     Global Asset Management (N.A.), Inc. and
                                                     INVESCO Institutional (N.A.), Inc.; Treasurer
                                                     and Chief Accounting Officer, A I M Advisors,
                                                     Inc., A I M Capital Management, Inc. and AIM
                                                     Private Asset Management, Inc.; Treasurer and
                                                     Chief Financial Officer, A I M Distributors,
                                                     Inc., A I M Management Group Inc., and AIM
                                                     Investment Services, Inc., and Treasurer, AIM
                                                     Global Holdings, Inc., A I M Global Ventures,
                                                     Co., AIM Retirement Services, Inc., INVESCO
                                                     Distributors, Inc., and INVESCO Funds Group,
                                                     Inc.

Gregory Mark Armour            Director, Chief       Chairman and Director, INVESCO Global Asset
                            Executive Officer and    Management (N.A.) Inc., INVESCO Private Capital
                                  President          Investments, Inc., INVESCO Private Capital,
                                                     Inc. and INVESCO Senior Secured Management,
                                                     Inc.; Chairman, Chief Executive Officer and
                                                     President, INVESCO Institutional (N.A), Inc.
                                                     and INVESCO Realty, Inc. Director and
                                                     President, INVESCO Asset Management (Bermuda)
                                                     Ltd.; and Senior Managing Director, INVESCO
                                                     PLC.

INVESCO SENIOR SECURED MANAGEMENT, INC.

     The following table provides information with respect to the principal executive officer and the directors of INVESCO Senior Secured Management, Inc. The business address of the principal executive officer and each director is 1166 Avenue of the Americas, New York, New York 10036.

NAME                               POSITION                        PRINCIPAL OCCUPATION
----                       -----------------------   -----------------------------------------------
David Alexander Hartley       Director and Chief     Director, Atlantic Trust Company, N.A., INVESCO
                              Financial Officer      (NY) Trust Company, INVESCO National Trust
                                                     Company, INVESCO Realty, Inc. and INVESCO
                                                     Senior Secured Management, Inc.; Director,
                                                     Chief Financial Officer and Vice President,
                                                     INVESCO Asset Management (Bermuda) Ltd.;
                                                     Director and Chief Financial Officer, INVESCO
                                                     Global Asset Management (N.A.), Inc. and
                                                     INVESCO Institutional (N.A.), Inc.; Treasurer
                                                     and Chief Accounting Officer, A I M Advisors,
                                                     Inc., A I M Capital Management, Inc. and AIM
                                                     Private Asset Management, Inc.; Treasurer and
                                                     Chief Financial Officer, A I M Distributors,
                                                     Inc., A I M Management Group Inc., and AIM
                                                     Investment Services, Inc., and Treasurer, AIM
                                                     Global Holdings, Inc., A I M Global Ventures,
                                                     Co., AIM Retirement Services, Inc., INVESCO
                                                     Distributors, Inc., and INVESCO Funds Group,
                                                     Inc.

Gregory Stoeckle            Managing Director and    Managing Director and President, INVESCO Senior
                                  President          Secured Management, Inc. and Senior Vice
                                                     President, INVESCO Private Capital, Inc.

Gregory Mark Armour                Director          Chairman and Director, INVESCO Global Asset
                                                     Management (N.A.) Inc., INVESCO Private Capital
                                                     Investments, Inc., INVESCO Private Capital,
                                                     Inc. and INVESCO Senior Secured Management,
                                                     Inc.; Chairman, Chief Executive Officer and
                                                     President, INVESCO Institutional (N.A), Inc.
                                                     and INVESCO Realty, Inc. Director and
                                                     President, INVESCO Asset Management (Bermuda)
                                                     Ltd.; and Senior Managing Director, INVESCO
                                                     PLC.

                                    EXHIBIT D

                        EXISTING SUB-ADVISORY AGREEMENTS

                                                  DATE SUB-ADVISER BECAME    DATE LAST SUBMITTED
                                                SUB-ADVISER UNDER EXISTING       TO A VOTE OF
NAME OF FUND AND SUB-ADVISER                      SUB-ADVISORY AGREEMENT         SHAREHOLDERS
----------------------------                    --------------------------   -------------------
AIM CHINA FUND                                        March 31, 2006                N/A(1)
   (INVESCO HONG KONG LIMITED)
AIM GLOBAL REAL ESTATE FUND                           April 29, 2005                N/A(1)
   (INVESCO INSTITUTIONAL (N.A.), INC.)
AIM LIBOR ALPHA FUND                                  March 31, 2006                N/A(1)
   (INVESCO INSTITUTIONAL (N.A.), INC.)
AIM INTERNATIONAL TOTAL RETURN FUND                   March 31, 2006                N/A(1)
   (INVESCO ASSET MANAGEMENT LIMITED)
AIM JAPAN FUND                                        March 31, 2006                N/A(1)
   (INVESCO ASSET MANAGEMENT (JAPAN) LIMITED)
AIM REAL ESTATE FUND                                 October 29, 2003        October 21, 2003(2)
   (INVESCO INSTITUTIONAL (N.A.), INC.)
AIM TRIMARK ENDEAVOR FUND                            November 4, 2003               N/A(1)
   (AIM FUNDS MANAGEMENT INC.)
AIM TRIMARK FUND                                     November 4, 2003               N/A(1)
   (AIM FUNDS MANAGEMENT INC.)
AIM TRIMARK SMALL COMPANIES FUND                     November 4, 2003               N/A(1)
   (AIM FUNDS MANAGEMENT INC.)
SERIES C                                            December 30, 2005               N/A(1)
   (INVESCO INSTITUTIONAL (N.A.), INC.)
SERIES M                                            December 30, 2005               N/A(1)
   (INVESCO INSTITUTIONAL (N.A.), INC.)

----------
(1) THE APPLICABLE FUND'S INITIAL SHAREHOLDER INITIALLY APPROVED THE SUB-ADVISORY AGREEMENT AND SUCH FUND'S PUBLIC SHAREHOLDERS HAVE NOT SUBSEQUENTLY VOTED ON THE SUB-ADVISORY AGREEMENT.

(2) ON NOVEMBER 3, 2003, INVESCO REAL ESTATE OPPORTUNITY FUND WAS COMBINED WITH AIM REAL ESTATE FUND. IN CONNECTION WITH SUCH COMBINATION, SHAREHOLDERS OF INVESCO REAL ESTATE OPPORTUNITY FUND VOTED ON THE SUB-ADVISORY AGREEMENT ON OCTOBER 21, 2003.

                                    EXHIBIT E

                 SUB-ADVISORY FEE SCHEDULES FOR OTHER AIM FUNDS

     THE FOLLOWING TABLE PROVIDES INFORMATION WITH RESPECT TO THE ANNUAL SUB-ADVISORY FEE RATES PAID TO INVESCO INSTITUTIONAL (N.A.), INC. BY A I M ADVISORS, INC. ("AIM"), THE INVESTMENT ADVISER TO THE FUNDS LISTED IN THE FOLLOWING TABLE, ALL OF WHICH HAVE SIMILAR INVESTMENT OBJECTIVES.

                                                                                        FEE WAIVER, EXPENSE
                                                             TOTAL NET ASSETS FOR    LIMITATIONS AND/OR EXPENSE
                                                               THE MOST RECENTLY    REIMBURSEMENTS FOR THE MOST
                                   ANNUAL SUB-ADVISORY         COMPLETED FISCAL      RECENTLY COMPLETED FISCAL
NAME OF FUND                            FEE RATE                PERIOD OR YEAR             PERIOD OR YEAR
------------                  ----------------------------   --------------------   ---------------------------
AIM GLOBAL REAL ESTATE FUND   40% of the compensation paid      $  662,316,830
                              by the Fund to AIM on the
                              sub-advised assets

AIM REAL ESTATE FUND          40% of the compensation paid      $1,453,676,572
                              by the Fund to AIM on the
                              sub-advised assets

AIM SELECT REAL ESTATE        40% of the compensation paid      $  224,637,143
INCOME FUND                   by the Fund to AIM on the
                              sub-advised assets

AIM V.I. GLOBAL REAL ESTATE   40% of the compensation paid      $  193,065,749
FUND                          by the Fund to AIM on the
                              sub-advised assets

                                    EXHIBIT F

 CURRENT TEXT OF THE FIRST PARAGRAPH OF SECTION 6.1 OF EACH DECLARATION OF TRUST

     "SECTION 6.1 VOTING POWERS. THE SHAREHOLDERS SHALL HAVE POWER TO VOTE ONLY
TO: (I) ELECT TRUSTEES, PROVIDED THAT A MEETING OF SHAREHOLDERS HAS BEEN CALLED FOR THAT PURPOSE; (II) REMOVE TRUSTEES, PROVIDED THAT A MEETING OF SHAREHOLDERS HAS BEEN CALLED FOR THAT PURPOSE; (III) APPROVE THE TERMINATION OF THE TRUST OR ANY PORTFOLIO OR CLASS, PROVIDED THAT THE TRUSTEES HAVE CALLED A MEETING OF THE SHAREHOLDERS FOR THE PURPOSE OF APPROVING ANY SUCH TERMINATION, UNLESS, AS OF THE DATE ON WHICH THE TRUSTEES HAVE DETERMINED TO SO TERMINATE THE TRUST OR SUCH PORTFOLIO OR CLASS, THERE ARE FEWER THAN 100 HOLDERS OF RECORD OF THE TRUST OR OF SUCH TERMINATING PORTFOLIO OR CLASS; (IV) APPROVE THE SALE OF ALL OR SUBSTANTIALLY ALL THE ASSETS OF THE TRUST OR ANY PORTFOLIO OR CLASS, UNLESS THE PRIMARY PURPOSE OF SUCH SALE IS TO CHANGE THE TRUST'S DOMICILE OR FORM OF ORGANIZATION OR FORM OF STATUTORY TRUST; (V) APPROVE THE MERGER OR CONSOLIDATION OF THE TRUST OR ANY PORTFOLIO OR CLASS WITH AND INTO ANOTHER COMPANY OR WITH AND INTO ANY PORTFOLIO OR CLASS OF THE TRUST, UNLESS (A) THE PRIMARY PURPOSE OF SUCH MERGER OR CONSOLIDATION IS TO CHANGE THE TRUST'S DOMICILE OR FORM OF ORGANIZATION OR FORM OF STATUTORY TRUST, OR (B) AFTER GIVING EFFECT TO SUCH MERGER OR CONSOLIDATION, BASED ON THE NUMBER OF OUTSTANDING SHARES AS OF A DATE SELECTED BY THE TRUSTEES, THE SHAREHOLDERS OF THE TRUST OR SUCH PORTFOLIO OR CLASS WILL HAVE A MAJORITY OF THE OUTSTANDING SHARES OF THE SURVIVING COMPANY OR PORTFOLIO OR CLASS THEREOF, AS THE CASE MAY BE; (VI) APPROVE ANY AMENDMENT TO THIS ARTICLE VI, SECTION 6.1; AND (VII) APPROVE SUCH ADDITIONAL MATTERS AS MAY BE REQUIRED BY LAW OR AS THE TRUSTEES, IN THEIR SOLE DISCRETION, SHALL DETERMINE."

                                    EXHIBIT G

                               OFFICERS OF TRUSTS

     THE FOLLOWING TABLE PROVIDES INFORMATION WITH RESPECT TO THE CURRENT OFFICERS OF EACH TRUST. EACH OFFICER IS ELECTED BY EACH BOARD AND SERVES FOR A ONE YEAR TERM OR UNTIL HIS OR HER SUCCESSOR IS ELECTED AND QUALIFIED. THE BUSINESS ADDRESS OF EACH OF THE FOLLOWING PERSONS IS 11 GREENWAY PLAZA, SUITE 100, HOUSTON, TEXAS 77046.

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
PHILIP A. TAYLOR(1) - 1954      2006
                                        AIM Core Allocation Portfolio Series   Information about Mr. Taylor is
PRESIDENT AND PRINCIPAL                 AIM Equity Funds                       presented earlier in this proxy
EXECUTIVE OFFICER                       AIM Funds Group                        statement under "Proposal 1 -
                                        AIM Growth Series                      Election of Trustees - Who Are
                                        AIM Investment Funds                   the Nominees? - Nominees Who
                                        AIM Investment Securities Funds        Currently Are Interested
                                        AIM Tax-Exempt Funds                   Persons."

EXECUTIVE VICE PRESIDENT                Short-Term Investments Trust

(1) Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the adviser to, and a director of the principal underwriter of the Funds.

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
KAREN DUNN KELLEY - 1960        1989    Short-Term Investments Trust           Head of INVESCO's World Wide
PRESIDENT AND PRINCIPAL                                                        Fixed Income and Cash
EXECUTIVE OFFICER               2005    AIM Core Allocation Portfolio Series   Management Group; Director of
                                                                               Cash Management and Senior Vice
VICE PRESIDENT                  2004    AIM Equity Funds                       President, A I M Advisors, Inc.
                                        AIM Growth Series                      and A I M Capital Management,
                                        AIM Investment Funds                   Inc.; Executive Vice President,
                                                                               A I M Distributors, Inc.; Vice
                                1993    AIM Tax-Exempt Funds                   President, The AIM Family of
                                                                               Funds(R) (other than AIM
                                                                               Treasurer's Series Trust,
                                1992    AIM Funds Group                        Short-Term Investments Trust
                                        AIM Investment Securities Funds        and Tax-Free Investments
                                                                               Trust); and President and
                                                                               Principal Executive Officer,
                                                                               The AIM Family of Funds(R) (AIM
                                                                               Treasurer's Series Trust,
                                                                               Short-Term Investments Trust
                                                                               and Tax-Free Investments Trust
                                                                               only)

                                                                               Formerly:  Director and
                                                                               President, Fund Management
                                                                               Company, Chief Cash Management
                                                                               Officer and Managing Director,
                                                                               A I M Capital Management, Inc.;
                                                                               Vice President, A I M Advisors,
                                                                               Inc. and The AIM Family of
                                                                               Funds(R) (AIM Treasurer's Series
                                                                               Trust, Short-Term Investments
                                                                               Trust and Tax-Free Investments
                                                                               Trust only)

RUSSELL C. BURK - 1958          2005    AIM Core Allocation Portfolio Series   Senior Vice President and
SENIOR VICE PRESIDENT AND               AIM Equity Funds                       Senior Officer, The AIM Family
SENIOR OFFICER                          AIM Funds Group                        of Funds(R)
                                        AIM Growth Series                      Formerly:  Director of
                                        AIM Investment Funds                   Compliance and Assistant
                                        AIM Investment Securities Funds        General Counsel, ICON Advisers,
                                        AIM Tax-Exempt Funds                   Inc.; Financial Consultant,
                                        Short-Term Investments Trust           Merrill Lynch; General Counsel
                                                                               and Director of Compliance,
                                                                               ALPS Mutual Funds, Inc.

JOHN M. ZERR - 1962            2006     AIM Core Allocation Portfolio Series   Director, Senior Vice
SENIOR VICE PRESIDENT, CHIEF            AIM Equity Funds                       President, Secretary and
LEGAL OFFICER AND SECRETARY             AIM Funds Group                        General Counsel, A I M
                                        AIM Growth Series                      Management Group Inc., A I M
                                        AIM Investment Funds                   Advisors, Inc. and A I M
                                        AIM Investment Securities Funds        Capital Management, Inc.;
                                        AIM Tax-Exempt Funds                   Director, Vice President and
                                                                               Secretary, INVESCO
                                                                               Distributors, Inc. and AIM

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
                                        Short-Term Investments Trust           Investment Services, Inc.;
                                                                               Director, Senior Vice President
                                                                               and Secretary, A I M
                                                                               Distributors, Inc.; Director
                                                                               and Vice President, INVESCO
                                                                               Funds Group, Inc.; Senior Vice
                                                                               President, Chief Legal Officer
                                                                               and Secretary, The AIM Family
                                                                               of Funds(R); and Manager,
                                                                               PowerShares Capital Management
                                                                               LLC

                                                                               Formerly:  Director, Vice
                                                                               President and Secretary, Fund
                                                                               Management Company; Vice
                                                                               President, A I M Capital
                                                                               Management, Inc.; Chief
                                                                               Operating Officer, Senior Vice
                                                                               President, General Counsel and
                                                                               Secretary, Liberty Ridge
                                                                               Capital, Inc. (an investment
                                                                               adviser); Vice President and
                                                                               Secretary, PBHG Funds (an
                                                                               investment company); Vice
                                                                               President and Secretary, PBHG
                                                                               Insurance Series Fund (an
                                                                               investment company); Chief
                                                                               Operating Officer, General
                                                                               Counsel and Secretary, Old
                                                                               Mutual Investment Partners (a
                                                                               broker-dealer); General Counsel
                                                                               and Secretary, Old Mutual Fund
                                                                               Services (an administrator);
                                                                               General Counsel and Secretary,
                                                                               Old Mutual Shareholder Services
                                                                               (a shareholder servicing
                                                                               center); Executive Vice
                                                                               President, General Counsel and
                                                                               Secretary, Old Mutual Capital,
                                                                               Inc. (an investment adviser);
                                                                               and Vice President and
                                                                               Secretary, Old Mutual Advisors
                                                                               Funds (an investment company)

LISA O. BRINKLEY - 1959         2005    AIM Core Allocation Portfolio Series   Global Compliance Director,
VICE PRESIDENT                                                                 INVESCO PLC; and Vice
                                2004    AIM Equity Funds                       President, The AIM Family of
                                        AIM Funds Group                        Funds(R)
                                        AIM Growth Series
                                        AIM Investment Funds                   Formerly:  Senior Vice
                                        AIM Investment Securities Funds        President, A I M Management
                                        AIM Tax-Exempt Funds                   Group Inc.; Senior Vice

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
                                        Short-Term Investments Trust           President and Chief Compliance
                                                                               Officer, A I M Advisors, Inc.;
                                                                               Vice President and Chief
                                                                               Compliance Officer, A I M
                                                                               Capital Management, Inc. and A
                                                                               I M Distributors, Inc.; Vice
                                                                               President, AIM Investment
                                                                               Services, Inc. and Fund
                                                                               Management Company; Senior Vice
                                                                               President and Chief Compliance
                                                                               Officer, The AIM Family of
                                                                               Funds(R); and Senior Vice
                                                                               President and Compliance
                                                                               Director, Delaware Investments
                                                                               Family of Funds

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
KEVIN M. CAROME - 1956          2005    AIM Core Allocation Portfolio Series   Senior Vice President and
VICE PRESIDENT                                                                 General Counsel, INVESCO PLC;
                                2003    AIM Equity Funds                       Director, INVESCO Funds Group,
                                        AIM Funds Group                        Inc.; Director and Secretary,
                                        AIM Growth Series                      IVZ, Inc. and INVESCO Group
                                        AIM Investment Funds                   Services, Inc.; Secretary,
                                        AIM Investment Securities Funds        INVESCO North America Holdings,
                                        AIM Tax-Exempt Funds                   Inc.; and Vice President, The
                                        Short-Term Investments Trust           AIM Family of Funds(R)

                                                                               Formerly:  Director, Senior
                                                                               Vice President, Secretary and
                                                                               General Counsel, A I M
                                                                               Management Group Inc. and
                                                                               A I M Advisors, Inc.; Senior
                                                                               Vice President, A I M
                                                                               Distributors, Inc.; Director,
                                                                               Vice President and General
                                                                               Counsel, Fund Management
                                                                               Company; Vice President,
                                                                               A I M Capital Management, Inc.
                                                                               and AIM Investment Services,
                                                                               Inc.; and Senior Vice
                                                                               President, Chief Legal Officer
                                                                               and Secretary, The AIM Family
                                                                               of Funds(R); Director and Vice
                                                                               President, INVESCO
                                                                               Distributors, Inc.; Chief
                                                                               Executive Officer and
                                                                               President, INVESCO Funds Group;
                                                                               Senior Vice President and
                                                                               General Counsel, Liberty
                                                                               Financial Companies, Inc.; and
                                                                               Senior Vice President and
                                                                               General Counsel, Liberty Funds
                                                                               Group, LLC

SIDNEY M. DILGREN - 1961        2005    AIM Core Allocation Portfolio Series   Vice President, A I M
VICE PRESIDENT, TREASURER                                                      Advisors, Inc. and A I M
AND PRINCIPAL FINANCIAL         2004    AIM Equity Funds                       Capital Management Inc.; and
OFFICER                                 AIM Funds Group                        Vice President, Treasurer and
                                        AIM Growth Series                      Principal Financial Officer,
                                        AIM Investment Funds                   The AIM Family of Funds(R)
                                        AIM Investment Securities Funds
                                        AIM Tax-Exempt Funds                   Formerly:  Fund Treasurer,
                                        Short-Term Investments Trust           A I M Advisors, Inc.; Senior
                                                                               Vice President, AIM Investment
                                                                               Services, Inc. and Vice
                                                                               President, A I M Distributors,
                                                                               Inc.

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
LANCE A. REJSEK - 1967          2005    AIM Core Allocation Portfolio Series   Anti-Money Laundering
ANTI-MONEY LAUNDERING                   AIM Equity Funds                       Compliance Officer, A I M
COMPLIANCE OFFICER                      AIM Funds Group                        Advisors, Inc., A I M Capital
                                        AIM Growth Series                      Management, Inc., A I M
                                        AIM Investment Funds                   Distributors, Inc., AIM
                                        AIM Investment Securities Funds        Investment Services, Inc., AIM
                                        AIM Tax-Exempt Funds                   Private Asset Management, Inc.
                                        Short-Term Investments Trust           and The AIM Family of Funds(R)

                                                                               Formerly:  Anti-Money
                                                                               Laundering Compliance Officer,
                                                                               Fund Management Company;
                                                                               Manager of the Fraud Prevention
                                                                               Department, AIM Investment
                                                                               Services, Inc.
TODD L. SPILLANE - 1958         2006    AIM Core Allocation Portfolio Series   Senior Vice President, A I M
CHIEF COMPLIANCE OFFICER                AIM Equity Funds                       Management Group Inc.; Senior
                                        AIM Funds Group                        Vice President and Chief
                                        AIM Growth Series                      Compliance Officer,
                                        AIM Investment Funds                   A I M Advisors, Inc. and A I M
                                        AIM Investment Securities Funds        Capital Management, Inc.; Chief
                                        AIM Tax-Exempt Funds                   Compliance Officer, The AIM
                                        Short-Term Investments Trust           Family of Funds(R), INVESCO
                                                                               Global Asset Management (N.A.),
                                                                               Inc. (an investment adviser),
                                                                               INVESCO Institutional (N.A.),
                                                                               Inc. (an investment adviser),
                                                                               INVESCO Private Capital, Inc.
                                                                               (an investment adviser),
                                                                               INVESCO Private Capital
                                                                               Investments, Inc. (holding
                                                                               company) and INVESCO Senior
                                                                               Secured Management, Inc. (an
                                                                               investment adviser); and Vice
                                                                               President, A I M Distributors,
                                                                               Inc. and AIM Investment
                                                                               Services, Inc.

                                                                               Formerly:  Chief Compliance
                                                                               Officer and Vice President,
                                                                               Fund Management Company; Vice
                                                                               President,
                                                                               A I M Capital Management, Inc.;
                                                                               Global Head of Product
                                                                               Development, AIG-Global
                                                                               Investment Group, Inc.; Chief
                                                                               Compliance Officer and Deputy
                                                                               General Counsel, AIG-SunAmerica
                                                                               Asset Management, and Chief

Name, Year Of Birth And       Officer                                           Principal Occupation(s) During
Position(S) Held With Trust    Since              Name of Trust(s)                       Past 5 Years
---------------------------   -------   ------------------------------------   --------------------------------
                                                                               Compliance Officer, Chief
                                                                               Operating Officer and Deputy
                                                                               General Counsel, American
                                                                               General Investment Management

                                    EXHIBIT H

                        SECURITY OWNERSHIP OF MANAGEMENT

     To the best knowledge of the Trusts, the following table sets forth certain information regarding the ownership, as of October 31, 2007, of shares of beneficial interest of each class of each of the Funds by the trustees, nominees, and current executive officers of the Trusts. No information is given as to a Fund or a class if a trustee, nominee or current executive officer held no shares of any or all classes of such Fund as of October 31, 2007.

AIM EQUITY FUNDS

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY       CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
MARTIN L. FLANAGAN....................    AIM Diversified Dividend Fund                    516.913            *
                                              (Institutional Class)

                                            AIM Large Cap Growth Fund                      280.093            *
                                              (Institutional Class)

FRANK S. BAYLEY.......................     AIM Charter Fund (Class A)                    1,403.917            *

JAMES T. BUNCH........................      AIM Large Cap Growth Fund                   10,395.010            *
                                                (Investor Class)

BRUCE L. CROCKETT.....................     AIM Charter Fund (Class A)                      218.763            *

                                          AIM Constellation Fund (Class                    172.450            *
                                                       A)

LEWIS F. PENNOCK......................    AIM Capital Development Fund                   1,083.826            *
                                                    (Class A)

                                           AIM Charter Fund (Class A)                    2,042.606            *

                                          AIM Diversified Dividend Fund                    736.297            *
                                                    (Class A)

                                         AIM Large Cap Basic Value Fund                    334.326            *
                                                    (Class A)
JOHN M. ZERR..........................    AIM Diversified Dividend Fund                    432.900            *
                                              (Institutional Class)

                                            AIM Large Cap Growth Fund                      234.329            *
                                              (Institutional Class)

LISA O. BRINKLEY......................    AIM Diversified Dividend Fund                    907.219            *
                                              (Institutional Class)

KEVIN M. CAROME.......................     AIM Diversified Dividend Fund                   787.695            *
                                               (Institutional Class)

                                             AIM Large Cap Growth Fund                     881.961            *
                                               (Institutional Class)

SIDNEY M. DILGREN.....................     AIM Capital Development Fund                    858.805            *
                                                     (Class A)

                                            AIM Charter Fund (Class A)                   5,656.779            *

                                           AIM Constellation Fund (Class                 6,137.978            *
                                                        A)

                                           AIM Diversified Dividend Fund                 2,446.600            *
                                               (Institutional Class)

                                             AIM Large Cap Growth Fund                   9,421.739            *
                                               (Institutional Class)

KAREN DUNN KELLEY.....................      AIM Charter Fund (Class A)                   7,019.738            *

                                           AIM Constellation Fund (Class                 3,477.724            *
                                                        A)

                                           AIM Diversified Dividend Fund                 4,648.916            *
                                               (Institutional Class)

                                             AIM Large Cap Growth Fund                  10,526.597            *
                                               (Institutional Class)

ALL TRUSTEES, NOMINEES, AND                AIM Capital Development Fund                  1,942.631            *
CURRENT EXECUTIVE OFFICERS AS                        (Class A)
A GROUP

                                            AIM Charter Fund (Class A)                  16,341.803            *

                                           AIM Constellation Fund (Class                 9,788.152            *
                                                        A)

                                           AIM Diversified Dividend Fund                   736.297            *
                                                     (Class A)

                                           AIM Diversified Dividend Fund                 9,740.242            *
                                               (Institutional Class)

                                          AIM Large Cap Basic Value Fund                   334.326            *
                                                     (Class A)

                                             AIM Large Cap Growth Fund                  21,344.718            *
                                               (Institutional Class)

                                             AIM Large Cap Growth Fund                  10,395.010            *
                                                 (Investor Class)

AIM FUNDS GROUP

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY       CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
BOB R. BAKER..........................       AIM International Small                       525.157            *
                                             Company Fund (Class A)

FRANK S. BAYLEY.......................         AIM European Small                        2,154.452            *
                                             Company Fund (Class A)

BRUCE L. CROCKETT.....................       AIM Select Equity Fund                        86.8720            *
                                                    (Class A)

LEWIS F. PENNOCK......................       AIM Basic Balanced Fund                     2,245.038            *
                                                    (Class A)

                                              AIM Global Value Fund                        848.652            *
                                                    (Class A)

                                             AIM Select Equity Fund                        227.661            *
                                                    (Class A)

RUTH H. QUIGLEY.......................         AIM European Small                          242.945            *
                                             Company Fund (Class A)

                                             AIM International Small
                                             Company Fund (Class A)                      1,325.847            *

                                             AIM Select Equity Fund
                                                    (Class A)                              473.487            *

LARRY SOLL............................       AIM Basic Balanced Fund                     2,058.401            *
                                                (Investor Class)

                                             AIM Select Equity Fund                      1,732.607            *
                                                    (Class A)

KAREN DUNN KELLEY.....................       AIM Select Equity Fund                      1,887.003            *
                                                    (Class A)

                                            AIM Small Cap Equity Fund                    5,706.377            *
                                                    (Class A)

LANCE A. REJSEK.......................         AIM European Small                          348.766            *
                                             Company Fund (Class A)

ALL TRUSTEES, NOMINEES, AND CURRENT          AIM Basic Balanced Fund                     2,058.401            *
EXECUTIVE OFFICERS AS A GROUP.........           (Investor Class)

                                             AIM Basic Balanced Fund                     2,245.038            *
                                                    (Class A)

                                                AIM European Small                       2,746.163            *
                                              Company Fund (Class A)

                                              AIM Global Value Fund
                                                    (Class A)                              848.652            *

                                             AIM International Small
                                              Company Fund (Class A)                     1,851.004            *

                                              AIM Select Equity Fund
                                                    (Class A)                             4,407.63            *

                                            AIM Small Cap Equity Fund
                                                    (Class A)                            5,706.377            *

AIM GROWTH SERIES

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY       CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
MARTIN L. FLANAGAN....................         AIM Basic Value Fund                         93.721            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                       26.448            *
                                              (Institutional Class)

BOB R. BAKER..........................        AIM Growth Allocation                      1,269.544            *
                                                  Fund (Class A)

LEWIS F. PENNOCK......................         AIM Basic Value Fund                        144.088            *
                                                    (Class A)

                                              AIM Global Equity Fund                       558.257            *
                                                    (Class A)

                                             AIM Mid Cap Core Equity                       235.981            *
                                                  Fund (Class A)

RAYMOND STICKEL, JR. .................          AIM International                        4,236.745            *
                                            Allocation Fund (Class A)

JOHN M. ZERR..........................         AIM Basic Value Fund                         94.142            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                       35.417            *
                                              (Institutional Class)

LISA O. BRINKLEY......................         AIM Basic Value Fund                        202.912            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                     250.8142            *
                                              (Institutional Class)

KEVIN M. CAROME.......................         AIM Basic Value Fund                        280.182            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                      704.352            *
                                              (Institutional Class)

SIDNEY M. DILGREN.....................         AIM Basic Value Fund                        244.986            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                    2,779.776            *
                                              (Institutional Class)

KAREN DUNN KELLEY.....................         AIM Basic Value Fund                      2,344.602            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                      486.222            *
                                                    (Class A)

                                            AIM Small Cap Growth Fund                    1,992.854            *
                                              (Institutional Class)

LANCE A. REJSEK.......................      AIM Small Cap Growth Fund                    1,237.378            *
                                              (Institutional Class)

TODD L. SPILLANE......................         AIM Basic Value Fund                        416.535            *
                                              (Institutional Class)

                                            AIM Small Cap Growth Fund                      745.240            *
                                              (Institutional Class)

ALL TRUSTEES, NOMINEES, AND CURRENT            AIM Basic Value Fund                        144.088            *
EXECUTIVE OFFICERS AS A GROUP.........              (Class A)

                                               AIM Basic Value Fund                      3,677.078            *
                                              (Institutional Class)

                                              AIM Global Equity Fund                       558.257            *
                                                    (Class A)

                                                    AIM Growth                           1,269.544            *
                                                 Allocation Fund
                                                    (Class A)

                                                AIM International                        4,236.745            *
                                            Allocation Fund (Class A)

                                             AIM Mid Cap Core Equity
                                                  Fund (Class A)                           235.981            *

                                            AIM Small Cap Growth Fund
                                                    (Class A)                              486.222            *

                                            AIM Small Cap Growth Fund
                                              (Institutional Class)                      7,772.278            *

AIM INVESTMENT FUNDS

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY       CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
MARTIN L. FLANAGAN....................         AIM LIBOR Alpha Fund                    107,188.767            4%
                                                    (Class A)

BOB R. BAKER..........................       AIM China Fund (Class A)                      705.606            *

FRANK S. BAYLEY.......................        AIM Developing Markets                       353.201            *
                                                  Fund (Class A)

                                                AIM Trimark Small                        3,099.302            *
                                             Companies Fund (Class A)

LEWIS F. PENNOCK......................        AIM Developing Markets                       712.321            *
                                                  Fund (Class A)

                                            AIM Trimark Endeavor Fund                      301.386            *
                                                    (Class A)

                                            AIM Trimark Fund (Class A)                     528.053            *

RUTH H. QUIGLEY.......................       AIM China Fund (Class A)                    2,882.360            *

                                              AIM Developing Markets
                                                  Fund (Class A)                         2,788.738            *

LARRY SOLL............................        AIM Global Health Care                       927.611            *
                                              Fund (Investor Class)

RAYMOND STICKEL, JR. .................          AIM Trimark Small                        3,466.426            *
                                             Companies Fund (Class A)

ALL TRUSTEES, NOMINEES, AND CURRENT          AIM China Fund (Class A)                    3,587.966            *
EXECUTIVE OFFICERS AS A GROUP.........
                                              AIM Developing Markets
                                                  Fund (Class A)                          3,854.26            *

                                              AIM Global Health Care
                                              Fund (Investor Class)                        927.611            *

                                               AIM LIBOR Alpha Fund
                                                    (Class A)                          107,188.767            4%

                                            AIM Trimark Endeavor Fund
                                                    (Class A)                              301.386            *

                                            AIM Trimark Fund (Class A)                     528.053            *

                                                AIM Trimark Small
                                             Companies Fund (Class A)                    6,565.728            *

AIM INVESTMENT SECURITIES FUNDS

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY       CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
FRANK S. BAYLEY.......................          AIM Income Fund                          3,249.262            *
                                                   (Class A)

JAMES T. BUNCH........................             AIM Money                             4,925.860            *
                                                  Market Fund
                                                (Investor Class)

BRUCE L. CROCKETT.....................        AIM High Yield Fund                          294.321            *
                                                   (Class A)

LEWIS F. PENNOCK......................          AIM Global Real                            743.226            *
                                                  Estate Fund
                                                   (Class A)

                                                AIM High Yield Fund                      2,521.998            *
                                                     (Class A)

RUTH H. QUIGLEY.......................            AIM Global Real                          103.406            *
                                                    Estate Fund
                                                     (Class A)

                                                     AIM Money                         209,358.310          [ ]
                                                    Market Fund
                                             (AIM Cash Reserve Shares)

RAYMOND STICKEL, JR...................               AIM Money                          21,526.770          [ ]
                                                    Market Fund
                                             (AIM Cash Reserve Shares)

                                                  AIM Total Return
                                                     Bond Fund                           3,146.525            *
                                                     (Class A)

KAREN DUNN KELLEY.....................               AIM Money                         770,855.780          [ ]
                                                    Market Fund
                                             (AIM Cash Reserve Shares)

LANCE A. REJSEK.......................               AIM Money                           4,655.060            *
                                                    Market Fund
                                             (AIM Cash Reserve Shares)

TODD L. SPILLANE......................               AIM Money                           1,735.810            *
                                                    Market Fund
                                             (AIM Cash Reserve Shares)

ALL TRUSTEES, NOMINEES, AND CURRENT               AIM Global Real                          846.632            *
EXECUTIVE OFFICERS AS A GROUP.........              Estate Fund
                                                     (Class A)

                                                AIM High Yield Fund                      2,816.319            *
                                                     (Class A)

                                                  AIM Income Fund                        3,249.262            *
                                                     (Class A)

                                                     AIM Money                           4,925.860            *
                                                    Market Fund
                                                  (Investor Class)

                                                    AIM Money                          308,131.730         [  ]
                                                   Market Fund
                                            (AIM Cash Reserve Shares)

                                                 AIM Total Return                                             *
                                                    Bond Fund                           3,146.525
                                                    (Class A)

AINM TAX-EXEMPT FUNDS

                                                                           NUMBER OF SHARES OF THE
                                                                                   FUNDS             PERCENT OF
NAME OF TRUSTEE/ NOMINEE/OFFICER                 FUND AND CLASS              OWNED BENEFICIALLY        CLASS*
--------------------------------         -------------------------------   -----------------------   ----------
JAMES T. BUNCH........................      AIM High Income Municipal                   12,979.946            *
                                                       Fund
                                                    (Class A)

LARRY SOLL............................      AIM High Income Municipal                   16,726.222            *
                                                       Fund
                                                    (Class A)

ALL TRUSTEES, NOMINEES, AND CURRENT              AIM High Income                        29,706.168            *
EXECUTIVE OFFICERS AS A GROUP.........            Municipal Fund
                                                    (Class A)

AIM CORE ALLOCATION PORTFOLIO SERIES

To the best knowledge of AIM Core Allocation Portfolio Series, as of October 31, 2007, no trustee, nominee, or current executive officer of the Trust owned shares of beneficial interest of any class of Series C or Series M.

SHORT-TERM INVESTMENTS TRUST

To the best knowledge of Short-Term Investments Trust, as of October 31, 2007, no trustee, nominee or current executive officer of the Trust owned shares of beneficial interest of any class of Government & Agency Portfolio, Government TaxAdvantage Portfolio, Liquid Assets Portfolio, STIC Prime Portfolio or Treasury Portfolio.


----------
* To the best knowledge of each Trust, the ownership of shares of each series portfolio of each Trust by trustees, nominees and current executive officers of each Trust as a group constituted less than 1% of each class of each series portfolio of the Trusts as of October 31, 2007.

                                    EXHIBIT I

                        OWNERSHIP OF SHARES OF THE FUNDS

SIGNIFICANT HOLDERS

     Listed below is the name, address and percent ownership of each person who, as of October 31, 2007, to the best knowledge of Trusts owned 5% or more of any class of the outstanding shares of a Fund. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to "control" the Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM CORE ALLOCATION PORTFOLIO SERIES

Merrill Lynch Pierce Fenner & Smith          Series C               922,504.25             99.15%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith          Series M               926,089.95             99.02%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

AIM EQUITY FUNDS

AIM CAPITAL DEVELOPMENT FUND

Pershing LLC                                  Class A             7,807,638.30             11.14%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A             5,395,207.27              7.70%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B             1,287,959.32             11.67%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C             1,122,875.94              14.33%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               961,477.63              12.27%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               456,168.72               5.82%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class R               560,722.03              14.99%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Delaware Charter Guarantee & Trust            Class R               405,805.46              10.85%
FBO Various Qualified Plans
711 High St
Des Moines, IA 50309-2732

Delaware Charter Guarantee & Trust            Class R               228,287.92               6.10%
FBO Principal Financial Group Omnibus
Qualified
711 High St
Des Moines, IA 50309-2732

AIM Moderate Asset Allocation Fund      Institutional Class       1,746,956.10              28.05%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

National Financial Services Corp        Institutional Class         958,313.61              15.38%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Floor
Attn: Kate Recon
New York, NY 10281-5503

AIG Federal Savings Bank                Institutional Class         603,243.30               9.68%
State of Florida Employees Def Com
2929 Allen Pkwy Ste L3-00
Houston, TX 77019-2118

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith     Institutional Class         562,342.57              9.03%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

GPC Securities Inc TTEE TTEE            Institutional Class         324,481.40              5.21%
Merrill Lynch Bank & Trust Co FSB
FBO Simmons Co Ret Plan
Savings
P O Box 105117
Atlanta, GA 30348-5117

National Financial Services Corp          Investor Class             72,638.85             12.82%
The Exclusive Benefit Cust
One World Financial Center
200 Liberty Street 5th Floor
Attn: Kate Recon
New York, NY  10281-5503

AIM CHARTER FUND

Citigroup Global Markets House                Class A            20,651,694.84              7.13%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class A            18,408,833.99              6.36%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A            17,968,804.79              6.20%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B             5,620,279.49              8.67%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B             3,410,323.95              5.26%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class B             3,400,692.41              5.25%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C             2,086,478.16             12.64%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C             1,426,343.77              8.64%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C             1,063,605.86              6.44%
1 Pershing Plz
Jersey City, NJ 07399-0001

ING Life Insurance & Annuity Co               Class R                47,348.41             12.39%
151 Farmington Ave #TN-41
Hartford, CT 06156-0001

Reliance Trust Company Custodian              Class R                29,581.56              7.74%
FBO Morley Incentives
401(k) Profit Sharing Plan & Trust
P O Box 48529
Atlanta, GA 30362-1529

MG Trust Co TTEE                              Class R                26,866.79              7.03%
Frontier Trust Co
Stull Technologies Inc 401(k) Pl
P O Box 10699
Fargo, ND 58106-0699

First Command Bank Trust                Institutional Class       5,022,294.37             66.48%
FBO First Command SIP
Attention: Trust Department
P O Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith     Institutional Class       1,888,299.47             25.00%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

AIM CONSTELLATION FUND

Merrill Lynch Pierce Fenner & Smith           Class A            14,794,915.16              7.49%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Citigroup Global Markets House                Class A            12,046,747.38              6.09%
Attn Cindy Tempesta 7th Floor
New York, NY 10001-2402

Pershing LLC                                  Class B             2,552,964.96              8.62%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               889,912.22              9.89%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C               531,200.82              5.90%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C               522,384.13              5.81%
1 Pershing Plz
Jersey City, NJ 07399-0001

Relistar Insurance Co                         Class R                31,069.26              6.57%
of New York
151 Farmington Ave #TN41
Hartford, CT 06156-0001

GPC Securities Inc As Agent For               Class R                29,867.15              6.32%
Reliance Trust Co FBO
Guys Inc. 401(k) Profit Sharing Plan
P O Box 105117
Atlanta, GA 30348-5117

Relistar Insurance Co                         Class R                29,602.20              6.26%
of New York
Attn: Fund Operations
151 Farmington Ave TN41
Hartford, CT 06156-0001

Merrill Lynch Pierce Fenner & Smith     Institutional Class       2,065,299.16             60.99%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Fidelity Investments Institutional      Institutional Class         491,482.69        14.51%
Operations Co (F11OC) As Agent
For Certain Employee Benefit Plans
100 Magellan Way
Mail Location - KW1C
Covington, KY 41015-1999

Wells Fargo Bank West NA Cust.          Institutional Class         415,158.02        12.26%
City of Houston
457 Deferred Compensation Plan
C/O Great West, Recordkeeper
8515 E. Orchard Rd 2T2
Englewood, CO 80111-5002

State Street Bank & Trust Co TTEE       Institutional Class         319,005.81         9.42%
State Street Solutions
Attn Edlira Mosko
1 Heritage Drive 4N
North Quincy, MA 02171-2105

AIM DIVERSIFIED DIVIDEND FUND

Pershing LLC                                  Class A             1,218,048.94         7.31%
1 Pershing Plz
Jersey City, NJ 07399-0001

Charles Schwab & Co Inc.                      Class A               895,977.29         5.37%
Special Custody FBO Customers (SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class B               624,464.22        10.35%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               381,004.65         6.31%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484

Pershing LLC                                  Class C               352,957.37         9.46%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C               320,023.39              8.58%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C               262,323.31              7.03%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

MG Trust Co Cust FBO                          Class R                10,151.22             19.60%
Donald Wurtzel DDS PC EE 401(k)
700 17th St Ste 300
Denver, CO 80202-3531

MG Trust Company Cust FBO                     Class R                 8,064.98             15.57%
Frog Holler Produce Station 401(k)
700 17th Street Suite 300
Denver, CO 80202-3531

Mibar Marketing Corp DBA CT                   Class R                 6,703.69             12.94%
Network 401(k) Plan
Barry Goldstein Trustee
125 Wireless Blvd
Hauppauge, NY 11788-3971

Lighthouse Design Inc David Mohler            Class R                 4,568.21              8.82%
401(k) Omnibus Acct TTEE
5091 Lone Tree Way
Antioch, CA 94531-8016

GPC Securities Inc As Agent For         Institutional Class       1,186,301.64             31.71%
Merrill Lynch Bk & Tr Co FSB TTEE
FBO AMVESCAP 401(k) Plan
P O Box 105117
Atlanta, GA 30348-5117

AIM Income Allocation Fund              Institutional Class         997,268.69             26.66%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

FIIOC Agent                             Institutional Class         765,734.01             20.47%
Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1987

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
GPC Securities Inc As Agent For         Institutional Class         480,965.37             12.86%
Merrill Lynch Bk & Tr Co FSB TTEE
FBO AMVESCAP Money Purchase Plan
P O Box 105117
Atlanta, GA 30348-5117

INVESCO Group Services Inc              Institutional Class         209,812.27              5.61%
1315 Peachtree St NE
4th Floor General Ledger Accounting
Atlanta, GA 30309-7515

Charles Schwab & Co Inc.                  Investor Class         10,933,820.70             10.59%
Special Custody Acct For The
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

AIM LARGE CAP BASIC VALUE FUND

Merrill Lynch Pierce Fenner & Smith           Class A               751,050.85             10.29%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A               562,246.32              7.70%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               293,715.40              9.63%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               273,483.69              8.97%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C               245,823.54             14.89%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               208,038.10             12.60%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Federated Lighting Inc                        Class R                11,365.11              8.08%
401(k) Profit Sharing Plan
16000 Trade Zone Ave Ste 406
Uppr Marlboro, MD 20774-8789

Reliance Trust Company Custodian              Class R                10,706.33              7.61%
FBO Rosin Optical Co Inc
Profit Sharing Plan
P O Box 48529
Atlanta, GA 30362-1529

GPC Securities Inc As Agent For               Class R                 9,881.06              7.03%
Reliance Trust Co FBO
Itasca Bank & Trust Co.
401(k) Plan
P O Box 105117
Atlanta, GA 30348-5117

Citistreet Retirement Services                Class R                 8,640.75              6.14%
Citigroup Institutional Trust
400 Atrium Dr
Somerset, NJ 08873-4162

Capital Bank & Trust Company TTEE             Class R                 7,992.76              5.68%
FBO Equipment Inc Ret Sav Pln
C/O Planpremier/FASCORP
8515 E Orchard Rd Ste 2T2
Greenwood Vlg, CO 80111-5002

AIM Growth Allocation                   Institutional Class       3,751,988.20             43.18%
Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund      Institutional Class       2,281,681.90             26.26%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund     Institutional Class       2,032,351.88             23.39%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Charles Schwab & Co Inc.                  Investor Class            253,861.08             11.99%
Special Custody FBO Customers (SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

AIM LARGE CAP GROWTH FUND

Pershing LLC                                  Class A             5,243,232.87              6.73%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A             4,052,046.56              5.20%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B             3,802,589.51              9.82%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B             1,948,584.65              5.03%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C             1,695,461.20             11.92%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL  32246-6484

Citigroup Global Markets House                Class C             1,023,932.85              7.20%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C               858,715.39              6.04%
1 Pershing Plz
Jersey City, NJ 07399-0001

Reliance Trust Company Custodian              Class R                63,230.37              7.46%
FBO Morley Incentives
401(k) Profit Sharing Plan & Trust
P O Box 48529
Atlanta, GA 30362-1529

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Growth Allocation                   Institutional Class       5,750,962.04             32.21%
Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Asset Allocation Fund      Institutional Class       3,827,377.50             21.44%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund     Institutional Class       3,210,732.41             17.98%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

GPC Securities Inc As Agent for         Institutional Class       1,505,827.98              8.43%
Merrill Lynch Bk & Tr Co FSB TTEE
FBO AMVESCAP 401(k) Plan
P O Box 105117
Atlanta, GA 30348-5117

FIIOC Agent                             Institutional Class       1,120,821.99              6.28%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

AIM FUNDS GROUP

AIM BASIC BALANCED FUND

Pershing LLC                                  Class A             4,133,060.99              7.88%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A             3,459,897.86              6.59%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B             2,940,073.24             15.18%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C             1,061,769.56             10.23%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C             1,059,914.59             10.21%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

State Street Bank & Trust Co Cust             Class R               111,604.46             19.20%
For Various Symetra Retirement Plans
801 Pennsylvania Ave
Kansas City, MO 64105-1307

Reliance Trust Co Cust FBO                    Class R                69,684.35             11.99%
Tahoe Regional Planning Agency
P O Box 48529
Atlanta, GA 30362-1529

Counsel Trust FBO                             Class R                45,160.56              7.77%
Crittenden Health Systems 401(k)
Savings Pl
336 Fourth Ave 5th Fl
The Times Building
Pittsburgh, PA 15222

MG Trust Co Cust                              Class R                35,820.45              6.16%
Fresh Meadow Mechanical Corp
700 17th St Ste 300
Denver, CO 80202-3531

FIIOC Agent                             Institutional Class         488,373.28             95.34%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

Charles Schwab & Co Inc.                  Investor Class          2,660,051.64             14.96%
Special Custody Acct For The
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

GPC Securities Inc As Agent For           Investor Class          1,080,262.51              6.08%
Merrill Lynch B&T Co FSB TTEE
Greater Boston Hotel Empl Local 26
401(k)
P O Box 77405
Atlanta, GA 30357-1405

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM EUROPEAN SMALL COMPANY FUND

Merrill Lynch Pierce Fenner & Smith           Class A             1,145,852.19             10.31%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A               936,374.84              8.43%
1 Pershing Plz
Jersey City, NJ 07399-0001

Charles Schwab & Co Inc.                      Class A               597,795.64              5.38%
Special Custody FBO Customers (SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class B               202,085.07             10.44%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               403,571.07             16.70%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               240,875.77              9.97%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               131,663.96              5.45%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

AIM GLOBAL VALUE FUND

Charles Schwab & Co Inc.                      Class A               972,429.03             10.90%
Special Custody FBO Customers (SIM)
Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class A               779,485.01              8.74%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class A               556,161.62              6.23%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B               426,581.14             12.47%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               251,861.25              7.36%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C               377,457.98             15.95%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               316,146.14             13.36%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               125,760.72              5.31%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

AIM International Allocation Fund
Omnibus Account                         Institutional Class       6,428,097.18             99.89%
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM INTERNATIONAL SMALL COMPANY FUND

Merrill Lynch Pierce Fenner & Smith           Class A             4,055,741.54             15.78%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A             2,333,592.52              9.08%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Nationwide Trust Company FSB                  Class A             1,350,631.00              5.26%
C/O IPO Portfolio Accounting
P O Box 182029
Columbus, OH 43218-2029

Pershing LLC                                  Class B               313,686.86             10.23%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class B               296,905.38              9.68%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Morgan Stanley DW                             Class B               215,031.99              7.01%
Attn Mutual Fund Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-3907

Merrill Lynch Pierce Fenner & Smith           Class B               192,913.49              6.29%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C             1,058,862.98             21.55%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C               608,937.99             12.39%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C               503,506.28             10.25%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM International Allocation Fund
Omnibus Account                         Institutional Class       1,367,497.65             95.93%
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM MID CAP BASIC VALUE FUND

Pershing LLC                                  Class A               604,387.60              7.83%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class B               378,313.84             12.41%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               151,922.43              8.43%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               133,850.96              7.43%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

DCGT Trustee & or Custodian                   Class R                14,888.17             23.15%
FBO Principal Financial Group
Qualified Prin Advtg Omnibus
Attn NPIO Trade Desk
711 High St
Des Moines, IA 50309-2732

Merrill Lynch Pierce Fenner & Smith           Class R                 7,252.35             11.28%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

NFS LLC FEBO                                  Class R                 5,226.88              8.13%
Merrill Lynch Bk & Tr Co FSB
Merrill Lynch Bk & Tr Co FSB
4202 Dartmouth Ave
Houston, TX 77005-1024

NFS LLC FEBO                                  Class R                 4,606.56              7.16%
Merrill Lynch Bk & Tr Co FSB
Merrill Lynch Bk & Tr Co FSB
4202 Dartmouth Ave
Houston, TX 77005-1024

AIM Moderate Asset Allocation Fund      Institutional Class       2,360,291.22             56.32%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation Fund
Omnibus Account                         Institutional Class       1,502,213.74             35.85%
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Moderately Conservative
Allocation Fund Omnibus Account         Institutional Class         328,110.59              7.83%
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM SELECT EQUITY FUND

Citigroup Global Markets House                Class A               672,580.13              5.13%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class A               665,035.78              5.08%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A               660,216.86              5.04%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               495,862.87              9.27%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               332,438.22              6.22%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C               131,378.42              8.23%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               117,787.68              7.38%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM SMALL CAP EQUITY FUND

Merrill Lynch Pierce Fenner & Smith           Class A             4,166,828.97             15.13%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class A             2,410,312.27              8.75%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B             1,375,384.21             14.39%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               726,443.82             16.07%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               480,697.63             10.63%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C               232,014.53              5.13%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Hartford Life Insurance Co Separate
Account 401(k)                                Class R               412,344.15             19.58%
P O Box 2999
Hartford, CT 06104-2999

State Street Bank & Trust Co Cust             Class R               353,145.16             16.77%
For Various Symetra Retirement Plans
801 Pennsylvania Ave
Kansas City, MO 64105-1307

AIM Moderate Growth Allocation Fund
Omnibus Account                         Institutional Class       2,712,344.56             94.73%
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM GROWTH SERIES

AIM BASIC VALUE FUND

Pershing LLC                                  Class A             4,195,401.55              6.06%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class A             3,973,874.39              5.74%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B             4,217,334.73             13.11%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B             2,130,820.91              6.62%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C             1,987,940.58             15.85%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C            1,032,403.343              8.23%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House Acct           Class C              689,579.786              5.50%
Attn: Cindy Tempesta 7th Fl.
333 W 34th St.
New York, NY 10001-2402

Relistar Insurance Co.                        Class R               304,166.29             21.42%
Of New York
Attn: Fund Operations
151 Farmington Ave. TN41
Hartford, CT 06156-0001

Relistar Insurance Co.                        Class R               184,355.81             12.98%
Of New York
151 Farmington Ave. TN41
Hartford, CT 06156-0001

State Street Bank & Trust Co. Cust.           Class R                94,957.96              6.69%
For Various Symetra Retirement
Plans
801 Pennsylvania Ave.
Kansas City, MO 64105-1307

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Command Bank Trust                Institutional Class       5,011,384.92         59.10%
FBO First Command SIP
Attn: Trust Department
PO Box 901075
Fort Worth, TX 76101-2075

FIIOC Agent                             Institutional Class       1,163,530.01         13.72%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

GPC Securities Inc. As Agent For        Institutional Class         858,911.49         10.13%
Merrill Lynch B&T Co. FSB TTEE
FBO AGL Resources, Inc.
Inc. Retirement Savings Plan
PO Box 105779
Atlanta, GA 30348-5779

GPC Securities Inc. As Agent For        Institutional Class         601,591.38          7.09%
Merrill Lynch B&T Co. FSB TTEE
FBO AMVESCAP 401(k) Plan
PO Box 105117
Atlanta, GA  30348-5117

AIM CONSERVATIVE ALLOCATION FUND

AIM Omnibus Account For 529 Plan              Class A             2,119,928.18         31.93%
College Now Portfolio
Attn: Jay Harvey 9th Fl.
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class A               456,816.02          6.88%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               215,372.52         11.98%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner                   Class B               123,308.50          6.86%
4800 Deer Lake Dr. E. Fl. 3
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               245,258.68         11.80%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C               180,945.61          8.71%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

GPC Securities Inc. As Agent For              Class R                76,436.12         17.22%
Frost National Bank TTEE FBO
Super S Foods Employees' PSRP
Plan & Trust
PO Box 105117
Atlanta, GA 30348-5117

Oppenheimer & Co. Inc.                        Class R                41,657.21          9.38%
FBO Oliver J. Laszlo IRA
18370 Outer Dr
Dearborn, MI 48128-1353

Oppenheimer & Co. Inc. Cust.                  Class R                36,242.20          8.16%
FBO Charles N. Kostelnik IRA R/O
8274 Mills St.
Taylor, MI 48180-2015

Reliance Trust Co. Custodian Trustee          Class R                28,652.69          6.46%
Other FBO Diabetes &
Glandular Dise
PO Box 48529
Atlanta, GA 30362-1529

MG Trust Co. Cust.                            Class R                22,445.16          5.06%
See All Industries Inc. 401(k) PS
700 17th St. Ste. 300
Denver, CO 80202-3531

National Financial Svcs. Corp.          Institutional Class         220,544.55         99.56%
FBO Our Customers
Russ Lennon
200 Liberty St.
New York, NY 10281-1003

AIM GLOBAL EQUITY FUND

Charles Schwab & Co. Inc.                     Class A             1,429,845.29          7.46%
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4151

Pershing LLC                                  Class A             1,369,074.17          7.15%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class B               507,288.47          9.85%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House Acct           Class B               386,613.51          7.51%
Attn: Cindy Tempesta 7th Fl.
333 W 34th St.
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class C               382,489.29         14.73%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               312,720.63         12.04%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House Acct           Class C               219,025.28          8.43%
Attn: Cindy Tempesta 7th Fl.
333 W 34th St.
New York, NY 10001-2402

Morgan Stanley DW                             Class C               156,513.32          6.03%
Attn: Mutual Fund Operations
3 Harborside Pl. Fl. 6
Jersey City, NJ 07311-3907

MG Trustco Cust. FBO                          Class R                 3,017.91         16.91%
TIMM Medical Technologies Inc. 401(k)
700 17th St. Ste. 300
Denver, CO 80202-3531

MG Trust Co. Cust. FBO                        Class R                 1,960.77         10.99%
Marshall & Sons 401(k) Pl.
700 17th St. Ste. 300
Denver, CO 80202-3531

MG Trust Co. TTEE                             Class R                 1,890.07         10.59%
Frontier Trust Co.
LH Gault & Son Inc. Retirement Sav
PO Box 10699
Fargo ND 58106-0699

MG Trust Co. TTEE                             Class R                 1,536.66          8.61%
Children's Outing Assoc. DBA
700 17th St. Ste. 300
Denver, CO 80202-3531

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Radelowgittins RPMC                           Class R                 1,323.02          7.41%
401(k) Plan
Dale Pettit Trustee
1775 Hancock St. Ste. 160
San Diego, CA 92110-2039

First Command Bank Trust                Institutional Class       3,044,384.70         76.46%
FBO First Command SIP
Attn: Trust Department
PO Box 901075
Fort Worth, TX 76101-2075

Merrill Lynch Pierce Fenner & Smith     Institutional Class         862,927.77         21.67%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

AIM GROWTH ALLOCATION FUND

AIM Omnibus Account for 529 Plan              Class A             5,342,899.08         16.63%
Growth Allocation 529 Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

AIM Omnibus Account for 529 Plan              Class A             3,846,901.19         11.97%
13+ Years to College Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class B               711,592.15          8.01%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               747,813.50         10.78%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               532,929.46          7.68%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

MG Trust Co. Cust.                            Class R                41,517.77          5.13%
Brothers Co. Inc. 401(k) PS
700 17th St. Ste. 300
Denver, CO 80202-3531

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Marshall & Ilsley Trust Co. NA FBO      Institutional Class           4,854.30         85.75%
WCPHD 401(k) Girard
11270 W. Park Pl. Ste. 400
PPW 08-WM
Milwaukee, WI 53224-3638

AIM Advisors Inc.                       Institutional Class             678.14         11.98%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX  77046-1103

AIM INCOME ALLOCATION FUND

Charles Schwab & Co. Inc.                     Class A             1,123,232.47         20.34%
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4151

Pershing LLC                                  Class A               955,061.97         17.30%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               143,511.22         13.74%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B                64,041.23          6.13%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL  32246-6484

Pershing LLC                                  Class C               577,853.60         25.59%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               192,447.31          8.52%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Lancaster Properties USA Inc.                 Class R                 5,010.61         20.03%
Fred C. Lancaster
327 Checkmate
Livingston, TX 77351-8051

Lancaster Properties USA Inc.                 Class R                 4,913.11         19.64%
Linda R. Lancaster
327 Checkmate
Livingston, TX  77351-8051

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Designed Environments Inc.                    Class R                 2,897.22         11.58%
Barbara Ellingboe
3524 105th St. NE
Kandiyohi, MN 56251-9756

NFS LLC FBO                                   Class R                 2,218.82          8.87%
NFS/FMTC IRA
FBO Rosanna Cappiello
78 Chapel Hill Rd.
North Haven, CT 06473-2811

Radelowgittins RPMC                           Class R                 1,871.90          7.48%
401(k) Plan
Dale Pettit Trustee
1775 Hancock St. Ste. 160
San Diego, CA 92110-2039

JDN Profit Sharing Trust PSP                  Class R                 1,383.33          5.53%
FBO John D. Nardone
21 Kingwood Dr.
Little Falls, NJ  07424-2411

JVKelly Group Inc. Omnibus 401(k)             Class R                 1,306.05          5.22%
William Heaton Jr. TTEE
1160 E. Jericho TPKE Ste. 200
Huntington, NY  11743-5405

AIM Advisors Inc.                       Institutional Class             945.62        100.00%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM INDEPENDENCE NOW FUND

Pershing LLC                                  Class A                10,137.17         15.61%
1 Pershing Plz
Jersey City, NJ 07399-0001

NFS LLC FBO                                   Class A                10,073.85         15.51%
Prudential Bank & Trust FSB
IRA R/O FBO Jonnie Faye Williams
7858 E Independence St.
Tulsa, OK 74115-6918

Barbara Grantham &                            Class A                10,032.31         15.44%
Charles W. Grantham JTWROS
1742 NW 7th St.
Grand Prairie, TX 75050-2344

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
NFS LLC FBO                                   Class A                 6,694.63         10.31%
NFS/FMTC IRA
FBO Dennis Dugan
23 Kenton Ave.
Marlton, NJ 08053-2534

NFS LLC FBO                                   Class A                 5,864.68          9.03%
Prudential Bank & Trust FSB
IRA/RO FBO Eddie Wayne Lilja
7927 Mandan Rd. T-2
Greenbelt, MD 20770-2840

Irene Campbell                                Class A                 5,293.28          8.15%
2717 Blaydon Dr.
Raleigh, NC 27606-9533

AIM Advisors Inc.                             Class A                 5,099.35          7.85%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

Raymond James & Assoc. Inc.                   Class B                13,605.29         47.73%
FBO Darsney IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

AIM Advisors Inc.                             Class B                 5,070.66         17.79%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX  77046-1103

ANTC                                          Class B                 2,193.85          7.70%
Miller's Carpets
Sally A. Garavaglia
615 Lakeview Dr.
Logansport, IN  46947-2202

NFS LLC FBO                                   Class B                 1,614.98          5.67%
NFS/FMTC IRA
FBO Steve Kim
3-1 Lonicera Ct.
Old Lyme, CT  06371-2813

Raymond James & Assoc. Inc.                   Class B                 1,565.36          5.49%
FBO Mugford IRA
880 Carillon Pkwy
St. Petersburg, FL  33716-1100


                                      I-26
-

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Advisors Inc.                             Class C                 5,070.66              87.10%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

American Enterprise Investment Svcs.          Class C                   438.17               7.53%
PO Box 9446
Minneapolis, MN 55474-0001

Pershing LLC                                  Class C                   312.81               5.37%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Advisors Inc.                             Class R                 5,089.79              99.89%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM Advisors Inc.                       Institutional Class           5,108.95                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM INDEPENDENCE 2010 FUND

NFS LLC FBO                                   Class A                12,007.69               8.99%
John Linscott
Jane Linscott
7 Windwar Passage
North Yarmouth, ME 04097-6963

NFS LLC FBO                                   Class A                11,932.75               8.94%
Prudential Bank & Trust FSB
IRA R/O
FBO Mary E. Hansen
702 E 3rd St.
Metropolis, IL 62960-2254

Pershing LLC                                  Class A                 8,791.45               6.58%
1 Pershing Plz
Jersey City, NJ 07399-0001

ANTC CUST IRA                                 Class A                 8,351.00               6.25%
FBO John T. Kreger IV
17 Julian Ave
Honolulu, HI 96818-5106

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
ANTC                                          Class A                 8,273.02               6.20%
United Health Svc. Hospitals, Inc.
Robert G. Gomulka
4021 Drexel Dr.
Vestal, NY 13850-4016

NFS LLC FBO                                   Class A                 7,266.29               5.44%
NFS/FMTC IRA
FBO Dennis Dugan
23 Kenton Ave
Marlton, NJ 08053-2534

AIM Advisors Inc.                             Class B                 5,001.00              16.71%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

Raymond James & Assoc. Inc.                   Class B                 4,653.47              15.55%
FBO Watson IRA
880 Carillon Pkwy
St. Petersburg, FL  33716-1100

Pershing LLC                                  Class B                 4,562.97              15.25%
1 Pershing Plz
Jersey City, NJ  07399-0001

ANTC CUST SEP IRA                             Class B                 3,236.08              10.82%
Arkady Romm LLC FBO
Arkady Romm
17 Charles Ln
Cherry Hill, NJ 08003-1415

NFS LLC FBO                                   Class B                 2,917.39               9.75%
NFS/FMTC ROLLOVER IRA
FBO Florence C. Sura
9240 S. 86th Ct.
Hickory Hills, IL 60457-1706

UMB Bank NA CUST FBO                          Class B                 2,901.94               9.70%
Greencastle-Antrim SD 403(b)
FBO Thomas M. Dracz
8867 Larry Dr.
Greencastle, PA 17225-9714

Raymond James & Assoc. Inc.                   Class B                 2,250.46               7.52%
FBO McNiece IRA
880 Carillon Pkwy
St. Petersburg, FL 33716-1100

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
ANTC CUST IRA                                 Class B                 2,232.85               7.46%
FBO Beth E. Sheehan
7 Lilac Ct.
Walpole, MA 02081-3610

CBSL Inc.                                     Class C                13,421.18              35.95%
Eugene H. Rembowski
12910 Careywood
Sugar Land, TX 77478-2538

CBSL Inc.                                     Class C                 6,697.87              17.94%
Yvette R. Rembowski
12910 Careywood
Sugar Land, TX 77478-2538

AIM Advisors Inc.                             Class C                 5,001.00              13.39%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

RBC Dain Rauscher CUST                        Class C                 4,757.37              12.74%
Susan M. Maurer IRA
217 Elm Ave.
St. Louis, MO 63122-4717

LPL Financial Services                        Class C                 2,403.85               6.44%
9785 Towne Center Dr.
San Diego, CA 92121-1968

RBC Dain Rauscher CUST                        Class C                 2,378.69               6.37%
Nancy J. Brand IRA
415 Brooktree Drive
Ballwin, MO 63011-2707

AIM Advisors Inc.                             Class R                 5,001.00              58.91%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

Arendal, Inc.                                 Class R                 3,488.67              41.09%
401(k) Plan
James F. Olsen Trustee
1043 S. Van Buren St.
Green Bay, WI 54301-3239

AIM Advisors Inc.                       Institutional Class           5,001.00                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM INDEPENDENCE 2020 FUND

Pershing LLC                                  Class A                31,405.66              15.58%
1 Pershing Plz
Jersey City, NJ 07399-0001

ANTC                                          Class A                14,052.92               6.97%
Executive Office Installations
Stanley Jepson
45 Ted's Ct.
Chesire, CT 06410-3583

Harley Davidson of Long Branch                Class B                 7,206.83               8.27%
Philip James Greig
802 C St.
Belmar, NJ 07719-2231

Ining Associates Inc. Defined                 Class B                 7,128.06               8.18%
Benefit Pension Pl.
Kay Lu and Ining Lu TTEES
47 E Las Flores Ave
Arcadia, CA 91006-4633

ANTC                                          Class B                 5,440.40               6.24%
Jeff's Automotive Inc.
Jeffrey James Burckhard
3800 W. Glenwood Dr.
Franklin, WI 53132-8433

ANTC                                          Class B                 5,387.06               6.18%
Daboyz Associates LTD
Karen Elaine Febbraio
40 Brookwood Rd.
Guilford, CT 06437-1804

ANTC CUST SEP IRA                             Class B                 4,552.00               5.22%
Robert J. Clune FBO
Robert J. Clune
211 Christopher Ln.
Ithaca, NY 14850-1714

RBC Dain Rauscher CUST                        Class C                 4,716.98              15.62%
Susan M. Maurer IRA
217 Elm Ave
St. Louis, MO 63122-4717

ANTC CUST IRA                                 Class C                 3,677.23              12.18%
FBO Elizabeth Topping
1133 Spring Garden Cir.
Naperville, IL 60563-9337

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
ANTC CUST IRA R/O                             Class C                 2,378.43               7.88%
FBO Damon R. Curry
PO Box 401921
Hesperia, CA 92340-1921

RBC Dain Rauscher CUST                        Class C                 2,358.49               7.81%
Nancy J. Brand IRA
415 Brooktree Drive
Ballwin, MO 63011-2707

NFS LLC FBO                                   Class C                 2,217.74               7.34%
NFS/FMTC SEP IRA
FBO Wendy Klein
155 E 34th St. Apt. 6E
New York, NY 10016-4755

ANTC                                          Class C                 2,051.32               6.79%
Eastern Iowa Claims Inc.
James E. Scheppele
C/O Eastern Iowa Claims
2011 Falls Ave
Waterloo, IA 50701-2359

ANTC CUST IRA FBO                             Class C                 1,906.58               6.31%
Jeffrey M. Swanson
5N308 Wooley Rd.
Maple Park, IL 60151-8305

ANTC                                          Class C                 1,594.90               5.28%
Los Angeles Community College Dist
James Flagg
PO Box 8633
Los Angeles, CA 90008-0633

Meredith Shearer Associates LLC               Class R                21,374.56              91.10%
401(k) Plan
Meredith Shearer Trustee
4799 Olde Towne Pkwy. Ste. 100
Marietta, GA 30068-4399

AIM Advisors Inc.                       Institutional Class           1,173.25                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM INDEPENDENCE 2030 FUND

NFS/LLC FBO                                   Class B                10,254.64              16.23%
NFS/FMTC IRA
FBO Mark Short
3803 Cole Ct.
Carmel, IN 46032-8605

Ining Associates Inc. Defined                 Class B                 5,777.18               9.14%
Benefit Pension Pl.
Kay Lu and Ining Lu TTEES
47 E Las Flores Ave.
Arcadia, CA 91006-4633

Charlotte Chiropractic Clinic                 Class B                 5,400.52               8.55%
James D. Myers
PO Box 436
Charlotte, MI 48813-0436

Raymond James & Assoc. Inc.                   Class B                 4,921.26               7.79%
FBO McCabe IRA
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

ANTC                                          Class B                 3,511.76               5.56%
Zagwear
Robert Hay
29A Forsythia Ln.
Paramus, NJ 07652-4306

ANTC                                          Class C                 5,566.06              14.81%
Williams Insurance
Julie Ann Todd
PO Box 186
Oakland, IA 51560-0186

NFS LLC FBO                                   Class C                 4,299.15              11.44%
Northern Trustco IRA R/O
FBO Paul Mathovich
4725 S LaPorte
Chicago, IL 60638-2036

Morello Art & Design                          Class C                 2,654.46               7.06%
Barbara Morello
19320 SW 30th St.
Miramar, FL 33029-5816

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
ANTC                                          Class C                 2,603.00               6.93%
Child and Adult Orthodontics PC
Susanne Milewski
17 Lakeview Terrace
Westbrook, CT 06498-1538

Meredith Shearer Associates LLC               Class R                12,167.71              59.24%
401(k) Plan
Meredith Shearer Trustee
4799 Olde Towne Pkwy. Ste. 100
Marietta, GA 30068-4399

LPL Financial Services                        Class R                 5,319.66              25.90%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

Red Hot Media Individual                      Class R                 1,546.91               7.53%
Walker Schupp
3589 Boxwood Dr.
Grapevine, TX 76051-4229

AIM Advisors Inc.                             Class R                 1,191.48               5.80%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM Advisors Inc.                       Institutional Class           1,205.93                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM INDEPENDENCE 2040 FUND

AIM Advisors Inc.                             Class A                 5,001.00               6.43%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

ANTC CUST IRA                                 Class A                 4,922.17               6.32%
FBO Mike E. Brister
11993 Lewis Rd.
DeRidder, LA 70634-1831

ANTC CUST IRA FBO                             Class A                 4,854.03               6.24%
Ryan G. Schaar
13 Via Roma St.
Wichita, KS 67230-1602

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Custom Mechanical Inc.                        Class A                 4,329.90               5.56%
Damond Clanton
6209 Highland Scenic Rd.
Baxter, MN 56425-8354

Ining Associates Inc. Defined                 Class B                10,967.49              25.32%
Benefit Pension Pl.
Kay Lu and Ining Lu TTEES
47 E Las Flores Ave.
Arcadia, CA 91006-4633

ANTC CUST IRA R/O                             Class B                 5,714.68              13.19%
FBO Victoria D. Noonen
1227 Coronado Rd.
Elizabeth, CO 80107-9020

AIM Advisors Inc.                             Class B                 5,001.00               11.54
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

ANTC                                          Class B                 4,465.77              10.31%
MHMRA

Anne Haffner
17530 Sorrel Ridge Dr.
Spring, TX 77388-5792

ANTC CUST IRA                                 Class B                 4,455.76              10.28%
FBO Marianne Frail
239 Widgedon Lndg.
Hilton, NY 14468-8942

ANTC                                          Class B                 2,708.10               6.25%
Zagwear
Leonard Polakoff
30 Beaumont Dr.
New York, NY 10956-4425

AIM Advisors Inc.                             Class C                 5,001.00              44.03%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

Josh Randall MD PC                            Class C                 2,761.83              24.32%
401(k) Plan
Dr. Josh Randall Trustee
26732 Crown Valley Pkwy. Ste. 111
Mission Viejo, CA 92691-8532

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
American Enterprise Investment Svcs.          Class C                 1,375.54              12.11%
PO Box 9446
Minneapolis, MN 55474-0001

Vincent M. Diana &                            Class C                   570.71               5.02%
Stella M. Diana Ten Ent
10326 Tecoma Dr.
Trinity, FL 34655-5049

AIM Advisors Inc.                             Class R                 5,001.00              69.54%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

MG Trustco CUST FBO                           Class R                 1,109.40              15.43%
Phelon Group Inc. Employees SA
700 17th St. Ste. 300
Denver, CO 80202-3531

Harvey & Daughters                            Class R                   978.65              13.61%
Hope R. Vail
127 Bluebill Ct.
Hvre De Grace, MD  21078-4202

AIM Advisors Inc.                       Institutional Class           5,001.00                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM INDEPENDENCE 2050 FUND

ANTC                                          Class A                11,811.72              11.70%
Gerald Larson LTD
Mary B. Snyder
PO Box 662
Park River, ND 58270-0662

ANTC                                          Class A                11,315.04              11.21%
Gerald Larson LTD
Brian J. Larson
PO Box 662
Park River, ND 58270-0662

ANTC                                          Class A                11,138.47              11.04%
Gerald Larson LTD
Gerald D. Larson
418 Briggs Ave S
Park River, ND 58270-4022

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Danna S. Dziedzic &                           Class A                 6,726.34               6.66%
Chad Dziedzic &
Holly A. Dziedzic JTWROS
6519 Cottonwood Park Ln.
Houston, TX 77041-7246

AIM Advisors Inc.                             Class B                 5,001.00              31.23%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

Raymond James & Assoc. Inc.                   Class B                 3,063.75              19.13%
FBO Flanagan
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

ANTC CUST IRA FBO                             Class B                 2,097.85              13.10%
Timothy S. Williams
805 E. Detroit Ave.
Indianola, IA 50125-1725

ATNC CUST SEP IRA                             Class B                 1,221.90               7.63%
T&R Construction Inc. FBO
Rachel B. Morales
7846 Bankside Dr.
Houston, TX 77071-1702

Raymond James & Assoc. Inc.                   Class B                 1,028.01               6.42%
FBO Carter SEP
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

ANTC CUST IRA                                 Class B                   915.15               5.72%
FBO Jennifer D. Deitz
8183 Hillcrest Dr.
Manassas, VA 20111-2820

AIM Advisors Inc.                             Class C                 5,001.00              37.95%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

ANTC                                          Class C                 2,996.56              22.74%
Snow City Arts Foundation
Paul J. Sznewajs
2003 W. Ohio St.
Chicago, IL 60612-1515

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
ANTC                                          Class C                   957.36               7.26%
Diamond Food Enterprises, Inc.
Stephen M. Lambros
6929 Eschol Ct.
Wilmington, NC 28409-2686

AIM Advisors Inc.                             Class R                 5,001.00              99.44%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM Advisors Inc.                       Institutional Class           5,001.00                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM INTERNATIONAL ALLOCATION FUND

Charles Schwab & Co. Inc.                     Class A             5,382,243.49              29.35%
Reinvestment Account
101 Montgomery St.
San Francisco, CA 94104-4151

Pershing LLC                                  Class A             1,988,026.01              10.84%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               385,082.16              14.24%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               797,705.32              13.47%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               763,824.13              12.90%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

NFS LLC FEBO                                  Class R                18,898.26               7.30%
Assurant Deferred Comp. Plan
Natl. Trust Mgmt. Svcs. TTEE
ADC 409(a)
57 Culpepper St.
Warrenton, VA 20186-3320

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
MG Trustco CUST FBO                           Class R                18,104.40               6.99%
Matenaer Corp. 401k Savings
700 17th St. Ste. 300
Denver, CO 80202-3531

Pershing LLC                                  Class R                17,002.44               6.56%
1 Pershing Plz
Jersey City, NJ 07399-0001

CBNA CUST                                     Class R                16,737.89               6.46%
FBO Larry G. Cushing & Sons 401k
6 Rhoads Dr. Ste. 7
Utica, NY 13502-6317

MG Trustco CUST FBO                           Class R                16,515.46               6.38%
Donald Wurtzel DDS PC EE 401k
700 17th St. Ste. 300
Denver, CO 80202-3531

MG Trustco CUST FBO                           Class R                14,816.39               5.72%
NGMG 401k Pl. & Trust
700 17th St. Ste. 300
Denver, CO 80202-3531

GPC Securities Inc. As Agent For              Class R                14,802.22               5.71%
Reliance Trust Co FBO
Tabbert Han Earnest & Weddle
401(k) PS Plan
PO Box 105117
Atlanta, GA 30348-5117

Pershing LLC                            Institutional Class           3,740.15              85.61%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Advisors Inc.                       Institutional Class             628.49              14.39%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM MID CAP CORE EQUITY FUND

Pershing LLC                                  Class B             1,854,780.25              10.76%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C             1,356,534.66              17.04%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C               769,059.32               9.66%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets                      Class C               748,525.02               9.40%
Attn: Cindy Tempesta 7th Fl.
333 W. 34th St.
New York, NY 10001-2402

Morgan Stanley DW                             Class C               508,399.34               6.39%
Attn: Mutual Fund Operations
3 Harborside Pl. Fl. 6
Jersey City, NJ 07311-3907

Merrill Lynch Pierce Fenner & Smith           Class R               151,912.52               5.90%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Hartford Life Insurance Co. Separate          Class R               149,620.79               5.81%
Account 401(k)
PO Box 2999
Hartford, CT 06104-2999

FIIOC Agent                             Institutional Class       1,464,534.62              61.35%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

State Street Bank and Trust Co 401k     Institutional Class         876,076.66              36.70%
As TTEE for Pinnacle West Capital
Corporation Savings Plan
105 Rosemont Rd.
Westwood, MA 02090-2318

AIM MODERATE ALLOCATION FUND

AIM Omnibus Account for 529 Plan              Class A             4,262,652.28              12.12%
4-6 Years to College Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class A             2,316,148.32               6.59%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Omnibus Account for 529 Plan              Class A             1,908,059.17               5.43%
4-6 Years to College Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class B             1,108,402.89               9.25%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               945,974.29               8.74%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               918,417.79               8.49%
1 Pershing Plz
Jersey City, NJ 07399-0001

GPC Securities Inc. As Agent For              Class R               136,005.79               9.82%
Reliance Trust Co. FBO
SMRT, Inc. 401(k) PS Plan
PO Box 105117
Atlanta, GA 30348-5117

GPC Securities Inc. As Agent For              Class R                87,808.11               6.37%
Reliance Trust Co. FBO
SMRT, Inc. 401(k) PS Plan
PO Box 105117
Atlanta, GA 30348-5117

Raymond James & Assoc. Inc.             Institutional Class           1,744.40              65.70%
FBO Warthen IRA
880 Carillon Pkwy.
St. Petersburg, FL 33716-1100

AIM Advisors Inc.                       Institutional Class            910.54               34.30%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM MODERATE GROWTH ALLOCATION FUND

AIM Omnibus Account for 529 Plan              Class A             7,984,098.34              31.45%
7-12 Years to College Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Omnibus Account for 529 Plan              Class A             3,068,801.26              12.09%
Moderate Growth Allocation
Fund 529 Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class B               396,534.65               7.77%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               534,230.79              10.82%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               335,021.68               6.79%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

MG Trust Company Cust FBO                     Class R                48,574.22              12.18%
TAAAC Employee 401k
700 17th St. Ste. 300
Denver, CO  80202-3531

AIM Advisors Inc.                       Institutional Class             852.77                100%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM MODERATELY CONSERVATIVE
ALLOCATION FUND

AIM Omnibus Account for 529 Plan              Class A             4,149,969.01              60.34%
1-3 Years to College Portfolio
Attn: Jay Harvey 9th Fl
11 E Greenway Plz.
Houston, TX 77046-1100

Pershing LLC                                  Class B               107,832.65              11.66%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               115,208.68               9.56%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C                78,438.03               6.51%
1 Pershing Plz
Jersey City, NJ 07399-0001

Reliance Trustco Custodian TTEE               Class R               165,499.86              61.72%
FBO Other PSP
PO Box 48529
Atlanta, GA 30362-1529

GPC Securities Inc. TTEE FBO                  Class R                36,935.02              13.77%
Frost National Bank FBO
Thad Ziegler Glass LTD 401k Pl.
PO Box 105117
Atlanta, GA 30348-5117

LPL Financial Services                  Institutional Class           1,719.69              64.87%
9785 Towne Centre Dr.
San Diego, CA 92121-1968

AIM Advisors Inc.                       Institutional Class            931.32               35.13%
Attn: Corporate Controller
11 E Greenway Plz. Ste. 1919
Houston, TX 77046-1103

AIM SMALL CAP GROWTH FUND

John Hancock Life Insurance Co USA            Class A             3,282,770.86               9.79%
RPS SEG Funds & Accounting
601 Congress St
Boston, MA 02210-2804

Hartford Life Insurance Co.                   Class A             1,893,054.30               5.65%
Separate Account 401k
PO Box 2999
Hartford, CT 06104-2999

Pershing LLC                                  Class B               224,947.26               9.81%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               117,639.13               5.13%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C               267,122.54              26.74%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C                78,732.56               7.88%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets                      Class C                50,368.76               5.04%
Attn: Cindy Tempesta 7th Fl.
333 W. 34th St.
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class R               106,093.89               9.35%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

Reliastar Insurance Co.                       Class R                93,951.35               8.28%
Of New York
151 Farmington Ave #TN41
Hartford, CT 06156-0001

American United Life Group                    Class R                74,841.13               6.60%
Retirement Annuity
PO Box 398
Indianapolis, IN 46206

AIM Growth Allocation                   Institutional Class       2,127,737.41              29.23%
Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz. Ste. 100
Houston, TX 77046-1113

Fidelity Investments Institutional      Institutional Class       1,493,541.02              20.52%
Operations Co (F11OC) As Agent
For Certain Employee Benefit Plans
100 Magellan Way
Mail Location - KW1C
Covington, KY 41015-1999

Merrill Lynch Pierce Fenner & Smith     Institutional Class       1,054,943.67               14.49
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Fl
Jacksonville, FL 32246-6484

GPC Securities Inc. As Agent For        Institutional Class         809,589.23              11.12%
Merrill Lynch Bk & Tr Co FSB TTEE
FBO AMVESCAP 401(K) Plan
PO Box 105117
Atlanta, GA 30348-5117

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
HUBCO                                   Institutional Class         635,354.35               8.73%
Regions Financial Corp.
PO Box 830688
Birmingham, AL 35283-0688

Charles Schwab & Co. Inc.                  Investor Class           936,045.83              11.11%
Special Custody Acct. For the
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4151

Nationwide Life Insurance Co. QPVA         Investor Class           739,805.10               8.78%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Wells Fargo Bank NA FBO                    Investor Class           627,902.06               7.45%
Tetra Tech Inc. Ret. Plan
PO Box 1533
Minneapolis, MN 55480-1533

FIIOC Agent                                Investor Class           575,610.07               6.83%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

Nationwide Life Insurance Co. FBS          Investor Class           500,195.23               5.94%
C/O IPO Portfolio Accounting
PO Box 182029
Columbus, OH 43218-2029

Delaware Charter Guarantee & Trust         Investor Class           466,982.45               5.54%
FBO Principal Financial Group Ominb
US Qualified
711 High St.
Des Moines, IA 50392-0001

AIM INVESTMENT FUNDS

AIM CHINA FUND

Pershing LLC                                  Class A             1,272,816.72               9.66%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               294,091.26              16.41%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C               278,944.58               6.53%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               261,192.66               6.12%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                            Institutional Class         104,878.93              83.62%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM DEVELOPING MARKETS FUND

Pershing LLC                                  Class A             2,470,564.71               8.16%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A             2,227,913.60               7.52%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Charles Schwab & Co Inc.                      Class A             2,276,554.40               7.52%
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Citigroup Global Markets House                Class A             2,270,598.10               7.50%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class B               270,407.47               9.60%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class B               238,866.75               8.48%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class C             1,155,952.97              19.43%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Citigroup Global Markets House                Class C               934,633.67              15.71%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C               560,870.37               9.43%
1 Pershing Plz
Jersey City, NJ 07399-0001

Morgan Stanley DW                             Class C               374,761.68               6.30%
Attn Mutual Fund Operations
3 Harborside Pl FL 6
Jersey City, NJ 07311-3907

AIM International Allocation Fund       Institutional Class         610,179.06              75.86%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM GLOBAL HEALTH CARE FUND

Merrill Lynch Pierce Fenner & Smith           Class A             1,521,137.04               7.55%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class A             1,475,503.90               7.32%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class A             1,171,239.14               5.81%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               549,441.70              12.86%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class B               230,923.55               5.40%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class C               187,505.63              13.04%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C               160,787.57              11.18%
1 Pershing Plz
Jersey City, NJ 07399-0001

Charles Schwab & Co Inc.                   Investor Class         3,647,727.79              16.92%
Special Custody Acct For The
Exclusive Benefit of Customers
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

National Financial Services Corp           Investor Class         1,214,141.69               5.63%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Floor
Attn: Kate Recon
New York, NY 10281-5503

AIM INTERNATIONAL TOTAL RETURN FUND

Alexandra H Nash                              Class A                51,871.26               9.27%
Grayson G Nash JTWROS
C/O Nadel And Gussman
3200 First National Tower
15 East 5th Street
Tulsa, OK 74103-4346

Pershing LLC                                  Class A                32,807.64               5.86%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B                22,801.69              10.62%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C                37,026.43              20.66%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C                 9,662.49               5.39%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

AIM Moderate Asset Allocation Fund      Institutional Class       1,892,765.14              58.75%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Conservative Asset Allocation       Institutional Class         478,063.86              14.84%
Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Income Allocation Fund              Institutional Class         464,646.39              14.42%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderately Conservative             Institutional Class         366,713.43              11.38%
Allocation Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM JAPAN FUND

AIM Advisors Inc                              Class A                75,001.00              12.54%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Charles Schwab & Co Inc.                      Class A                49,136.08               8.21%
Special Custody FBO Customers
(SIM) Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith           Class A                45,073.48               7.53%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A                36,943.13               6.18%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Advisors Inc                              Class B                75,001.00              54.36%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Pershing LLC                                  Class B                 9,256.56               6.71%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Advisors Inc                              Class C                75,001.00              41.34%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Merrill Lynch Pierce Fenner & Smith           Class C                22,447.78              12.37%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C                19,878.94              10.96%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Advisors Inc                        Institutional Class          75,001.00             100.00%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM LIBOR ALPHA FUND

Charles Schwab & Co Inc.                      Class A               556,162.43              20.04%
Special Custody FBO Customers
(SIM) Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Merrill Lynch Pierce Fenner & Smith           Class A               474,614.33              17.10%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               178,735.88              10.78%
1 Pershing Plz
Jersey City, NJ 07399-0001

NFS LLC FBO                                   Class C               106,880.82               6.44%
Prismatic Development Corp
David Temeles
60 Route 46
Fairfield, NJ 07004-3027

AIM Advisors Inc                              Class R                 1,142.46              57.45%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
RBC Dain Rauscher                             Class R                   846.26              42.55%
D Storer J Moeller & C Foley
Battelle & Bettelle PSP
407 Redwood Blvd
Dayton, OH 45440-4516

Pershing LLC                            Institutional Class           5,167.67              82.29%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Advisors Inc                        Institutional Class           1,111.97              17.71%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM TRIMARK ENDEAVOR FUND

Charles Schwab & Co Inc.                      Class A             2,127,446.27              22.33%
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class A             1,038,661.40              10.90%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A               709,032.77               7.44%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B               195,684.17              14.33%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               469,857.45              18.37%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               263,739.54              10.31%
1 Pershing Plz
Jersey City, NJ 07399-0001

MG Trust Co Cust                              Class R                23,592.14               7.99%
Fred Garry Inc 401(k) Pl
700 17th St Ste 300
Denver, CO 80202-3531

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
MG Trust Co Cust                              Class R                22,560.40               7.64%
Sound Inpatient Physicians 401(k) Plan
700 17th St Ste 300
Denver, CO 80202-3531

First Clearing LLC                            Class R                19,539.01               6.62%
Competition Cam PSP
Ronald L Coleman TTEE
3408 Democrat Rd
Memphis, TN 38118-1541

Merrill Lynch Pierce Fenner & Smith           Class R                18,960.01               6.42%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

MG Trust Co Cust                              Class R                16,972.74               5.75%
F & F Roofing Co 401(k) Savings Plan
700 17th St Ste 300
Denver, CO  80202-3531

AIM Conservative Asset Allocation       Institutional Class         344,185.91              99.14%
Fund Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM TRIMARK FUND

Charles Schwab & Co Inc.                      Class A               567,690.67              17.29%
Special Custody FBO Customers
(RPS) Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class A               380,522.88              11.59%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B                61,204.66               9.20%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B                42,699.87               6.42%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C                72,020.40               9.47%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C                71,323.23               9.38%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class R                 6,068.88              17.49%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Michael Carvin FBO                            Class R                 4,361.97              12.57%
Spectracom Inc 401(k) Plan
805 S Wheatley St Ste 600
Ridgeland, MS 39157-5005

American Enterprise Investment Svcs           Class R                 2,982.11               8.60%
P O Box 9446
Minneapolis, MN 55474-0001

GH Solomon Consulting                         Class R                 2,829.33               8.16%
Gregg H Solomon
46 Stonemark Dr
Henderson, NV 89052-6688

Coinage of America                            Class R                 1,926.25               5.55%
Gregory A Howe
2219 E Thousand Oaks Blvd #251
Thousand Oaks, CA 91362-2930

AIM Advisors Inc                        Institutional Class             602.59             100.00%
Attn: Corporate Controller
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

AIM TRIMARK SMALL COMPANIES FUND

Charles Schwab & Co Inc.                      Class A             9,128,807.91              33.45%
Special Custody FBO Customers
(RPS) Attn Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class A             2,573,684.25               9.43%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A             2,043,677.34               7.49%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               284,757.88              14.89%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C             1,329,231.34              18.59%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               755,862.31              10.57%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               397,245.91               5.55%
Attn Cindy Tempesta 7th Floor
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class R               111,959.41              18.52%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr. East 2nd Floor
Jacksonville, FL 32246-6484

Capital Bank & Trust Co TTEE                  Class R                31,945.11               5.28%
FBO Dr Reddy's Laboratories Inc
401(k)
C/O Planpremier/FASCORE LLC
8515 E Orchard Rd #2T2
Greenwood Vlg, CO 80111-5002

First Command Bank Trust                Institutional Class       7,566,157.34              76.27%
FBO First Command SIP
Attention: Trust Department
P O Box 901075
Fort Worth, TX 76101-2075

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Moderate Asset Allocation Fund      Institutional Class       2,256,353.25              22.75%
Omnibus Account
C/O AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM INVESTMENT SECURITIES FUNDS
AIM GLOBAL REAL ESTATE FUND
Charles Schwab & Co Inc                       Class A            10,519,295.84              32.17%
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151
Pershing LLC                                  Class A             2,746,286.37               8.40%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               541,774.75              16.68%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               252,876.21               7.79%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C             1,133,100.36              15.54%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C             1,094,920.35              15.02%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C             1,090,602.44              14.96%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class R                31,517.52              10.03%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
MG Trustco TTEE                               Class R                26,507.06               8.44%
Frontier Trustco FBO
Orthopedic Assoc of Long Island 401
P.O. Box 10699
Fargo, ND 58106-0699

Citistreet Retirement Services                Class R                16,469.65               5.24%
Citigroup Institutional Trust
400 Atrium Dr
Somerset, NJ 08873-4162

Attn Frank Rossi CFO                    Institutional Class         189,595.32              22.39%
First Clearing LLC
WBNA Collateral Account
American Arbitration
335 Madison Ave 10th Fl

Attn Frank Rossi CFO                    Institutional Class         105,469.14              12.45%
First Clearing LLC
American Arbitration
Association
Chief Financial Officer

Citizens Bank Cust                      Institutional Class          91,101.05              10.76%
FBO Interface Cooper Manufacturing
870 Westminister St
Providence, RI 02903-4089

Hand Benefits & Trust Cust FO           Institutional Class          90,770.46              10.72%
Colorado Springs Health Partners PS
5700 Northwest Central Dr 4th Fl
Houston, TX 77092-2039

Saturn & Company                        Institutional Class          85,053.58              10.04%
SRMC Funded Dep Reserve
c/o State Street Bank and Trust
200 Clarendon St FCG 124
Boston, MA 02116-5021

Primevest Financial Services FBO        Institutional Class          64,211.99               7.58%
Jeff Milburn TTEE
400 First Street SO Ste 300
P.O. Box 283
St. Cloud, MN 56302-0283

Pershing LLC                            Institutional Class          49,887.23               5.89%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM HIGH YIELD FUND

Pershing LLC                                  Class A             7,698,354.64               8.27%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A             4,783,924.70               5.14%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class B             2,920,227.31              13.36%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B             1,405,647.27               6.43%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               714,736.13               7.42%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               580,567.97               6.03%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

AIM Moderate Asset Allocation Fund      Institutional Class      15,778,766.48              38.69%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation          Institutional Class      11,147,819.44              27.34%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Growth Allocation                   Institutional Class       8,235,215.97              20.19%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Income Allocation Fund              Institutional Class       3,032,673.40               7.44%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

Charles Schwab & Co Inc                    Investor Class         7,128,992.66              24.95%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, GA 94104-4151

AIM INCOME FUND

Pershing LLC                                  Class A             3,608,907.80               7.25%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B             1,321,647.26              11.37%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class C               482,086.78              11.60%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               301,564.03               7.26%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

NFS LLC FEBO                                  Class R                96,736.07              12.24%
Anne E Howanski TTEE
Ridley Township Police Pen Fund
100 East Macdale Blvd
Folsom, PA 19033

Merrill Lynch Pierce Fenner & Smith           Class R                84,201.10              10.65%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

AIM Income Allocation Fund              Institutional Class       1,349,242.21              86.39%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
FIIOC Agent                             Institutional Class         187,970.15              12.03%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

Charles Schwab & Co Inc                    Investor Class         1,658,439.99              10.91%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St

San Francisco, GA 94104-4151

Nat'l Financial Services Corp              Investor Class           904,838.50               5.95%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Fl
Attn: Kate-Recon
New York, NY 10281-5503

Union Bank Calif TR                        Investor Class           866,124.41               5.70%
Select Benefit Omnibus 12B-1 Fees
UBCC-Mutual Funds
P.O. Box 85484
San Diego, CA 92186-5484

AIM INTERMEDIATE GOVERNMENT FUND

City National Bank                            Class A             2,630,491.07               7.90%
City National Corp
P.O. Box 60520
Attn: TR OPS/Mutual Fd
Los Angeles, CA 90060-0520

Pershing LLC                                  Class A             1,844,459.79               5.54%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B             1,420,797.79              10.75%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               837,193.80               6.33%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class C               484,867.91              11.98%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               281,608.25               6.96%
1 Pershing Plz
Jersey City, NJ 07399-0001

AIM Moderately Conservative             Institutional Class       1,697,305.51              64.61%
Allocation Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Income Allocation Fund              Institutional Class         810,212.80              30.84%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

Charles Schwab & Co Inc                    Investor Class           497,069.52              10.51%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, GA 94104-4151

Delaware Charter Guarantee & Trust         Investor Class           281,056.06               5.94%
FBO Various Qualified Plans
711 High St
Des Moines, IA 50309-2732

AIM LIMITED MATURITY TREASURY FUND

Merrill Lynch Pierce Fenner & Smith           Class A             1,035,385.69               7.58%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A               774,216.96               5.67%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class A3              350,698.77              11.01%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Conservative Asset Allocation       Institutional Class         994,363.98              80.98%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

FIIOC Agent                             Institutional Class         142,147.77              11.58%
Employee Benefit Plans
100 Magellan Way KW1C
Covington, KY 41015-1987

AIM MONEY MARKET FUND

Pershing LLC                                  Class B             9,563,820.43               7.42%
1 Pershing Plz
Jersey City, NJ 07399-0001

MG Trustco Cust FBO 401K                      Class R             1,280,799.74               6.55%
Gravograph New Homes Inc
Ret Svgs Pl
700 17th St Ste 300
Denver, CO 80202-3531

MG Trustco Cust                               Class R             1,152,531.18               5.89%
FBO Call & Nicholas Inc 401K Profit
700 17th St Ste 300
Denver, CO 80202-3531

AIM MUNICIPAL BOND FUND

Pershing LLC                                  Class B               403,669.52              12.23%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               283,189.52               8.58%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class B               199,365.62               6.04%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

Merrill Lynch Pierce Fenner & Smith           Class C               403,863.08              20.54%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                                  Class C               151,485.73               7.70%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               121,751.61               6.19%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

Charles Schwab & Co Inc                    Investor Class           932,652.63               5.41%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, GA 94104-4151

AIM REAL ESTATE FUND

Charles Schwab & Co Inc                       Class A             2,913,579.37               9.40%
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Nationwide Trust Company FSB                  Class A             2,206,569.70               7.12%
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

Pershing LLC                                  Class B               603,852.87              12.94%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class C               697,544.91              15.29%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C               553,201.40              12.13%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citigroup Global Markets House                Class C               376,753.90               8.26%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

Hartford Life Insurance Co                    Class R               197,198.32              15.23%
Separate Account 401K
P.O. Box 2999
Hartford, CT 06104-2999

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class R               184,451.33              14.24%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Emjay Corporation Cust FBO                    Class R               104,482.86               8.07%
Plans of RPSA Customers
c/o Great West
8515 E Orchard Rd Ste 2T2
Greenwood Vlg, CO 80111-5002

AIM Growth Allocation Fund              Institutional Class       1,150,378.53              42.02%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation          Institutional Class         389,216.99              14.22%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

New York Life Trust Company 401K        Institutional Class         359,966.99              13.15%
Clients Account
690 Canton St Ste 100
Westwood, MA 02090-2324

AIM Income Allocation Fund              Institutional Class         212,020.83               7.74%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

Nat'l Financial Services Corp           Institutional Class         160,207.46               5.85%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Fl
Attn: Kate-Recon
New York, NY 10281-5503

Nat'l Financial Services Corp              Investor Class           152,525.65              12.35%
The Exclusive Benefit of Cust
One World Financial Center
200 Liberty Street 5th Fl
Attn: Kate-Recon
New York, NY 10281-5503

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Charles Schwab & Co Inc                    Investor Class           147,472.16              11.94%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, GA 94104-4151

AIM SHORT TERM BOND FUND

Charles Schwab & Co Inc                       Class A               543,232.82              17.95%
Special Custody FBO Customers
(SIM)
Attn: Mutual Funds
101 Montgomery St
San Francisco, GA 94104-4151

Pershing LLC                                  Class A               404,998.06              13.38%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class A               158,513.78               5.24%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class C             1,335,016.23              16.09%
1 Pershing Plz
Jersey City, NJ 07399-0001

Citistreet Retirement Services                Class R               133,826.55              64.65%
Citigroup Institutional Trust
400 Atrium Dr
Somerset, NJ 08873-4162

Merrill Lynch Pierce Fenner & Smith           Class R                11,628.43               5.62%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

AIM Conservative Asset Allocation       Institutional Class       3,067,770.60              42.84%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM Moderate Asset Allocation Fund      Institutional Class       2,017,607.61              28.18%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderately Conservative             Institutional Class       1,344,125.68              18.77%
Allocation Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Income Allocation                   Institutional Class         596,101.93               8.32%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM TOTAL RETURN BOND FUND

Merrill Lynch Pierce Fenner & Smith           Class A               699,814.01              11.33%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A               408,308.70               6.61%
1 Pershing Plz
Jersey City, NJ 07399-0001

Pershing LLC                                  Class B               304,533.89              10.11%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               242,126.71               8.04%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C                90,121.23               8.16%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

MG Trustco Cust 401K                          Class R                13,531.02              11.01%
FBO Trico Excavating
700 17th Street Ste 300
Denver, CO 80202-3531

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
MG Trust Company Cust FBO                     Class R                 9,527.05               7.75%
Comdec Inc Employee Retirement PL
700 17th Street Ste 300
Denver, CO 80202-3531

Quality Medical & Physical Therapy            Class R                 7,606.63               6.19%
Vesha Czuber
80 Congress St
Springfield, MA 01104

Quality Medical & Physical Therapy            Class R                 7,581.98               6.17%
John S Czuber
1985 Main St Ste 301
Springfield, MA 01103-1074

Andrews Caramel Applies Inc                   Class R                 6,318.35               5.14%
401K Plan
Mary D Demarco TTEE
5001 W Belmont Ave
Chicago, IL 60641-4236

AIM Moderate Asset Allocation Fund      Institutional Class      17,874,610.90              59.97%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderate Growth Allocation          Institutional Class       4,936,939.66              16.56%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Conservative Asset Allocation       Institutional Class       2,706,849.01               9.08%
Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Moderately Conservative             Institutional Class       2,426,208.52               8.14%
Allocation Fund Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

AIM Income Allocation Fund              Institutional Class       1,672,907.05               5.61%
Omnibus Account
c/o AIM Advisors
11 E Greenway Plz Ste 100
Houston, TX 77046-1113

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
AIM TAX-EXEMPT FUNDS

AIM HIGH INCOME MUNICIPAL BOND

Merrill Lynch Pierce Fenner & Smith           Class A             6,874,097.61              14.19%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class A             6,301,565.38              13.01%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY  10001-2402

Pershing LLC                                  Class A             2,835,842.90               5.85%
1 Pershing Plz
Jersey City, NJ 07399-0001

Charles Schwab & Co Inc                       Class A             2,534,620.71               5.23%
Reinvestment Account
101 Montgomery St
San Francisco, CA 94104-4151

Pershing LLC                                  Class B               790,303.87              20.51%
1 Pershing Plz
Jersey City, NJ 07399-0001

Merrill Lynch Pierce Fenner & Smith           Class B               541,517.73              14.05%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Merrill Lynch Pierce Fenner & Smith           Class C             3,571,919.42              29.13%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Citigroup Global Markets House                Class C             1,035,764.90               8.45%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

Pershing LLC                                  Class C             1,022,001.73               8.34%
1 Pershing Plz
Jersey City, NJ 07399-0001

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Command Bank Trust                Institutional Class       5,823,027.27              69.79%
FBO First Command SIP
Attn: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

Hollowwave & Co                         Institutional Class       2,285,506.53              27.39%
P.O. Box 5496
Boston, MA  02102

AIM TAX-EXEMPT CASH FUND

CFP Holdings LTD Partnership                  Class A             6,092,086.69              17.16%
Partnership
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

SERAPIS LTD                                   Class A             4,367,117.47              12.30%
Robert H Graham
Managing General Partner

P.O. Box 1063
Houston, TX 77251-1063

Gary Thomas Crum                              Class A             2,372,203.32               6.68%
11 E Greenway Plz Ste 2600
Houston, TX 77046-1100

AIM TAX-FREE INTERMEDIATE FUND

Gary Thomas Crum                              Class A             1,862,325.42              14.12%
11 E Greenway Plz Ste 2600
Houston, TX 77046-1100

Citigroup Global Markets House                Class A             1,311,626.66               9.94%
Attn Cindy Tempesta 7th Fl
333 W 34th St
New York, NY 10001-2402

CFP Holdings LTD Partnership                  Class A             1,070,920.99               8.12%
Partnership
11 E Greenway Plz Ste 1919
Houston, TX 77046-1103

Pershing LLC                                  Class A               972,616.14               7.37%
1 Pershing Plz
Jersey City, NJ 07399-0001

Onedun A Partnership                          Class A               781,234.73               5.92%
218 W Main St
Dundee, IL 60118-2019

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Merrill Lynch Pierce Fenner & Smith           Class A               693,288.06               5.25%
FBO The Sole Benefit of Customers
Attn: Fund Administration
4800 Deer Lake Dr East 2nd Fl
Jacksonville, FL 32246-6484

Pershing LLC                                  Class A3              606,494,62              20.29%
1 Pershing Plz
Jersey City, NJ 07399-0001

First Command Bank Trust                Institutional Class          39,842.66              66.97%
FBO First Command SIP
Attn: Trust Department
P.O. Box 901075
Fort Worth, TX 76101-2075

Maril & Co FBO NJ                      Institutional Class          13,399.10              22.52%
c/o M&I Trust Co NA
11270 W Park Pl Ste 400
Milwaukee, WI 53224-3638

Sterne Agee & Leach Inc                 Institutional Class           6,252.31              10.51%
813 Shades Creek Pky
Birmingham, AL 35209-4542

SHORT-TERM INVESTMENTS TRUST

GOVERNMENT & AGENCY PORTFOLIO

First Clearing LLC                        Cash Management        25,449,545.51              22.35%
USMS Asset Forfeiture Office                   Class
Court Order FBO Alexander
CS-3 Ste 402
Washington, DC 20530-1000

Wachovia Securities FBO                   Cash Management        22,841,291.50              20.06%
Computer Horizons Corp                         Class
10700 Wheat First Dr
Glen Allen, VA 23060-9243
First Clearing Corp                       Cash Management         5,791,055.03               5.09%
10700 Wheat First Dr                           Class
Glen Allen, VA 23060-9243

Saxon & Co                                 Institutional         16,560,640.00              35.41%
Eastwick Center                                Class
Attn: ACI/REORG
c/o PNC Bank
8800 Tinicum Blvd
Philadelphia, PA 19153-3111

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Attn Lisa Moodt Treasurer               Institutional Class       4,990,192.84              10.67%
First Clearing LLC
Grand Valley Local School Dist
111 Grand Valley Ave W Ste A
Orwell, OH 44076-9438

First Clearing LLC                      Institutional Class       4,409,699.38               9.43%
Allen East Local School Dist
Investment Account
9520 Harrod Rd
Harrod, OH 45850-9701

First Clearing LLC                      Institutional Class       2,795,553.04               5.98%
Painesville City Local Schools
Investment Account #2
58 Jefferson St
Painesville, OH 44077-3114

Attn Edward Williams Treasurer          Institutional Class       2,678,704.00               5.73%
First Clearing LLC
Jefferson Area Local Schools
45 E Satin St
Jefferson, OH 44047-1416

First Clearing LLC                      Institutional Class       2,678,160.71               5.73%
Oregon City School District
Investment  Account
5721 Seaman St
Oregon, OH 43616-2631

First Clearing LLC                      Personal Investment       1,841,951.40              23.35%
Turboflow Uruguay SA                           Class
10700 Wheat First Drive
Glen Allen, VA 23060

First Clearing LLC                      Personal Investment         890,376.28              11.29%
Zala Trading Inc                               Class
10700 Wheat First Drive
Glen Allen, VA 23060

First Clearing LLC                      Personal Investment         601,579.38               7.63%
CIR SA                                         Class
10700 Wheat First Drive
Glen Allen, VA 23060

First Clearing Corp                     Personal Investment         471,910.98               5.98%
FBO Lonifox Int Corp                           Class
10700 Wheat First Dr
Glen Allen, VA 23060-9243

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Clearing LLC                      Private Investment        4,000,000.00               9.23%
MWV SPE LLC                                    Class
6200 The Corners Pkwy
Norcross, GA  30092-3365

First Clearing LLC                      Private Investment        3,792,330.19               8.75%
LA Thoroughbred Breeders Assn                  Class
Slot Breeders Awards
P.O. Box 24650
New Orleans, LA 70184-4650

Information Systems Audit &             Private Investment        3,119,590.00               7.20%
Control Assoc ISACA                           Class
3701 Algonquin Rd Ste 1010
Rolling Mdws, IL 60008-3124

First Clearing LLC                      Private Investment        2,650,000.00               6.12%
Jo Ellen Investments LLC                       Class
511 Gravier St Ste 100
New Orleans, LA 70130-2727

First Clearing LLC                      Private Investment        2,554,110.73               5.90%
USMS Asset Forfeiture Office                   Class
Court Order FBO Alexander
CS-3 Ste 402
Washington, DC 20530-5405

Internet Product Development G          Private Investment        2,528,820.41               5.84%
Attn Gina M Fratto                             Class
1025 Connecticut Ave NW Ste #1000
Washington, DC 20036-5405

First Clearing LLC                      Private Investment        2,221,967.62               5.13%
League of California Cities                    Class
1400 K Street
Sacramento, CA 95814

Bus Svc Div Attn L Briskman                Resource Class        10,036,977.39              11.27%
First Clearing LLC
US Marshalls Service Asset
Forfeiture Office Court Order
05-FBI-003797/Coral Const

Enterprise Community Loan Fund Inc         Resource Class         9,958,258.29              11.18%
Nep Knickerbocker Ave Cluster
Attn: Jeanette Daymode
10227 Wincopin Cir Ste 500
Columbia, MD 21044-3400

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Enterprise Community Loan Fund Inc         Resource Class         8,750,362.63               9.82%
Nep Ft Washington Ave Cluster
Attn: Jeanette Daymode
10227 Wincopin Cir Ste 500
Columbia, MD 21044-3400

Enterprise Community Loan Fund Inc         Resource Class         8,648,152.55               9.71%
Nep W 132nd Street Cluster
Attn: Jeannette Daymode
10227 Wincopin Cir Ste 500
Columbia, MD 21044-3400

First Clearing LLC                         Resource Class         5,117,470.00               5.74%
Information Systems Audit &
Control Association ISACA
3701 Algonquin Rd Ste 1010

Capital Blue Cross                         Resource Class         4,985,802.47               5.60%
Attn: Financial Reporting MD 3237
2500 Elmerton Ave
Harrisburg, PA 17110

Enterprise Community Loan Fund Inc         Resource Class         4,839,425.73               5.43%
Nep Cooper St Cluster
Attn Jeanette Daymode
10227 Wincopin Cir Ste 500
Columbia, MD 21044-3400

First Clearing Corp                       Corporate Class        11,531,794.78               7.34%
Sciele Pharma, Inc
10700 Wheat First Dr
Glen Allen, VA 23060-9243

First Clearing LLC                        Corporate Class        11,143,233.54               7.09%
Cempra Pharmaceuticals, Inc
Attn: Roger A Francis
6340 Quadrangle Drive
Ste 100

GOVERNMENT TAXADVANTAGE PORTFOLIO

First Clearing LLC                      Cash Management           1,022,564.74              79.38%
Malka Family Trust                           Class
Yarden Y Malka TTEE
P.O. Box 60967
Palo Alto, CA 94306-0967

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
UBS Financial Services Inc FBO            Cash Management           265,403.08              20.60%
Norman H Morse                                 Class
7 Blueberry Ln Unit C2
Falmouth, ME 04105-1854

UBS Financial Services Inc FBO          Institutional Class         121,771.81              37.41%
Medtech Publishing Company
71 Pineland Dr
New Gloucestr, ME 04260-5111

UBS Financial Services Inc FBO          Institutional Class         105,031.95              32.27%
CCM Co LLC
c/o Shp Mgmt
7 Thomas Dr
Cumb Foreside, ME 04110-1318

UBS Financial Services Inc FBO          Institutional Class          73,152.35              22.47%
Susannah S Macdonald
25 Blueberry Cv
Yarmouth, ME 04096-6526

First Clearing LLC                       Private Investment       1,035,365.02              19.85%
Frank Gentile                                  Class
17 Knollcrest Rd
Nesconset, NY 11767-2809

First Clearing LLC                       Private Investment       1,000,000.00              19.18%
Anna T Lane                                    Class
1924 Stony Point Rd
Charlottesvle, VA 22911-3511

First Clearing LLC                       Private Investment         854,419.45              16.38%
Victor H Kempster                              Class
12100 Wilshire Blvd Ste 1200
Los Angeles, CA 90025-7122

First Clearing LLC                       Private Investment         605,903.69              11.62%
Claire Kallen 2006 Rev Trust                   Class
23 Clover Dr
Great Neck, NV 11021-1029

First Clearing LLC                       Private Investment         429,471.07               8.24%
Ronald J Bracciante and                        Class
Angela Bracciante
28 Westview Rd
Northport, NY 11768-1039

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Clearing LLC                       Private Investment         355,975.97               6.83%
Robert P Liehmann &                            Class
Jane D Liehmann
51 N Woodhull Rd
Huntington, NY 11743-2826

First Clearing LLC                       Private Investment         304,355.71               5.84%
John W Williams                                Class
341 Magna Carta Rd
Florence, SC 29501-8711

UBS Financial Services Inc FBO           Private Investment         301,333.94               5.78%
Nancy L Monks                                  Class
43 Agamenticus Ave
Cape Neddick, ME 03902-7108

First Clearing LLC                       Private Investment         279,467.84               5.36%
Maria J Rosa                                   Class
TOD Account
400 Timothy Ter
Sewell, NJ 08080-9455

UBS Financial Services Inc FBO             Resource Class           566,749.98              97.55%
Dean A Sciaraffa
89 Pleasant Ave
S Portland, ME 04106-5616

UBS Financial Services Inc FBO            Corporate Class            14,079.55                100%
Stephen P Hilton
19 Ole Ironside Ln
Scarborough, ME 04074-9337

LIQUID ASSETS PORTFOLIO

RBC Dain Rauscher Inc FBO                 Cash Management        62,477,410.09              19.93%
Brion G Wise                                   Class
774 Mays Blvd #10-323
Incline Vlg, NV 89451-9604

Oppenheimer & Co Inc FBO                  Cash Management        35,991,013.73              11.48%
PDL Biopharma Inc                              Class
1400 Seaport Blvd
Redwood City, CA 94063-5539

Worthington Armstrong Venture             Cash Management        29,435,602.32               9.39%
9 Old Lincoln Hwy Ste 200                      Class
Malvern, PA 19355-2551

First Clearing LLC                        Cash Management        25,174,335.45               8.03%
10700 Wheat First Dr                           Class
Glen Allen, VA 23060-9243

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Clearing Corp                     Institutional Class      63,909,907.16              29.47%
Coley Pharmaceutical Security
10700 Wheat First Dr
Glen Allen, VA 23060-9243

Saxon & Co                              Institutional Class      35,964,966.00              16.59%
Eastwick Center
Attn: ACI/Reorg
c/o PNC Bank
8800 Tinicum Blvd
Philadelphia, PA191

First Clearing LLC                      Institutional Class      28,866,516.64              13.31%
Howard Cary Bissell
13860 Ballantyne Corp Place
Ste 300
Charlotte, NC 28277-3167

Openheimer & Co Inc FBO                 Institutional Class      13,861,084.23               6.39%
Oppenheimer Private Equity Fund I L
Attn: Mr. Vineet Bhalla
90 Broad St 9th Fl
New York, NY 10004-2205

GPC Securities Inc Agent for            Personal Investment      15,286,093.04              40.61%
Frost TTEE FBO The 401k Stock                  Class
Purchase Plan For EE's of Cullen
Frost Bankers & Its Affiliates
P.O.  Box 105117
Atlanta, GA 30348-5117

GPC Securities Inc as Agent for         Personal Investment      13,804,208.75              36.67%
Frost Nat'l Bank TTEE FBO                      Class
Cullen/Frost PS Plan
P.O. Box 105117
Atlanta, GA 30348-5117

Wedbush Morgan Securities               Personal Investment       5,178,650.50              13.76%
1000 Wilshire Blvd                             Class
Los Angeles, CA 90017-2457

Citistreet                               Private Investment      37,251,984.10              12.90%
3 Batterymarch Park                            Class
Quincy, MA 02169-7422

First Clearing LLC                       Private Investment      30,432,918.00              10.54%
Estate of Dwight Goldthorpe                    Class
340 Royal Poinciana Way
Palm Beach, FL 33480-4048

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Nationwide Trust Company FSB FBO         Private Investment      19,083,310.08               6.61%
Participating Ret Plans TPA-NTC                Class
c/o IPO Portfolio Accounting
P.O. Box 182029
Columbus, OH 43218-2029

John J Mazur Inc                           Reserve Class            412,545.92              18.01%
94 E Jefryn Ste K
Deer Park, NY 11729-5728

John J Mazur Inc                           Reserve Class            408,732.58              17.84%
Attn: Alice Mazur
94 E Jefryn Blvd
Deer Park, NY 11729-5728

Rume Corp                                  Reserve Class            311,891.02              13.62%
100 Carolyn Blvd
Farmingdale, NY 11735-1525

Pershing LLC                               Reserve Class            179,786.27               7.85%
P.O. Box 2052
Jersey City, NJ 07303-2052

Oppenheimer & Co Inc Cust FBO              Reserve Class            162,956.35               7.11%
John R Wallis IRA
3722 Belle Grove
Sugar land, TX 77479-3285

First Clearing LLC                         Resource Class        28,913,282.70              17.61%
Avanir Pharmaceuticals Corp
101 Enterprise Ste 300
Aliso Viejo, CA 92656-2608

First Clearing LLC                         Resource Class        12,481,304.11               7.60%
David A Dickens
TOD Registration
7405 Racing Horse Lane
Fairfax Station, VA 22039-2013

First Clearing LLC                         Resource Class        12,000,000.00               7.31%
Unipro Foodservice Inc
2500 Cumberland Pkwy SE Ste 600
Atlanta, GA 30339-3924

First Clearing Corp                       Corporate Class        22,493,792.91              46.52%
KVH Industries Inc
10700 Wheat First Dr
Glen Allen, VA 23060-9243

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
RBC Dain Rauscher Inc FBO                 Corporate Class        18,289,825.42              37.82%
Sutter Insurance Services
Corp
2200 River Plaza Drive
Sacramento, CA 95833-4134

Oppenheimer & Co Inc FBO                  Corporate Class         5,180,542.01              10.71%
John Horn &
Karen A Horn JTWROS
1153 W California St
Seymour, TX 76380-1552

STIC PRIME PORTFOLIO

Citigroup Global Markets House            Cash Management       255,082,759.55              35.17%
Attn Cindy Tempesta 7th FL                    Class
333 W 34th St
New York, NY 10001-2402

UBS Financial Services Inc FBO            Cash Management        70,488,775.42               9.72%
Charles P Gendron                              Class
Low Income Housing Corp
217 Commercial St
Ste 30
Portland, ME 04101-4679

Raymond James & Assoc Inc                 Cash Management        70,053,651.29               9.66%
FBO Preik Reinhold                             Class
880 Carillon Pkwy
St Petersburg, FL 33716-1100

Pershing LLC                            Institutional Class      23,576,565.29              53.00%
P.O. Box 2052
Jersey City, NJ 07303-2052

FFB REG FBO American Fidelity Corp      Institutional Class       4,186,415.11               9.41%
5100 North Classen Circle Ste 620
Oklahoma City, OK 73118-4417

FFB REG FBO                             Institutional Class       2,319,345.41               5.21%
FFB REG FBO Oklahoma County Board
5100 North Classen Blvd
Ste 620
Oklahoma City, OK 73118-4417

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
M&T Bank as Agent For                      Personal Class           621,507.08              65.85%
Perennial Healthcare Mgmt LLC
c/o Tad Pierce
25 S Charles St
18th Fl
Baltimore, MD 21201-3330

Pershing LLC                            Personal Investment         129,836.95              13.76%
P.O. Box 2052                                  Class
Jersey City, NJ 07303-2052

First Clearing LLC                      Personal Investment         119,029.18              12.61%
Junelle S. Hampton Dec'd TTEE                  Class
William R Hampton and
628 Robin Lane
Henderson, 89015-7411

Ferris Baker Watts Inc                  Personal Investment          52,319.43               5.54%
Wendy W Dunnan                                 Class
311 Dunbar Rd
Palm Beach, FL 33480-3716

First Clearing LLC                       Private Investment       6,758,734.76               8.99%
Hebrew Home of Greater Washington              Class
Attn: Account Department
6121 Montrose Rd

Attn Bob Johnson                         Private Investment       5,409,904.62               7.19%
First Clearing LLC                             Class
Jewish Social Services Agency
Mutual Funds/ Other
6123 Montrose Rd

Wachovia Securities                      Private Investment       4,227,026.34               5.62%
FBO California Travel &                        Class
Tourism Commission
3300 Douglas Blvd Ste 350
Roseville, CA 95661-3829

First Clearing LLC FBO                     Resource Class         6,058,969.47              16.03%
American Truetzschler Inc
10700 Wheat First Dr
Glen Allen, VA 23060-9243

Wachovia Securities                        Resource Class         5,665,189.28              14.98%
FBO Project Management Inst
4 Campus Blvd
Newtown Sq, PA 19073-3200

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
Pershing LLC                               Resource Class         5,484,508.00              14.51%
P.O. Box 2052
Jersey City, NJ 07303-2052

Oppenheimer & Co Inc FBO                   Resource Class         3,046,323.45               8.06%
Grader Street Medical Products Inc
4900 Oberlin Way
Addison, TX 75001-3511

Wachovia Securities                        Resource Class         2,777,471.59               7.35%
FBO Project Management Institute
4 Campus Blvd
Newtown Sq, PA 19073-3200

Raymond James & Assoc Inc                 Corporate Class         4,572,276.66                100%
FBO Blum Bradley
880 Carillon Pkwy
St Petersburg, FL 33716-1100

TREASURY PORTFOLIO

First Clearing LLC                        Cash Management       165,032,433.91              73.52%
NAU Country Insurance Co                       Class
Attn Judy Schneider
7333 Sunwood Dr
Ramsey, MN 55303-5119

Raymond James & Assoc Inc                 Cash Management        17,803,386.96               7.93%
FBO Common InvestME                            Class
880 Carillon Pkwy
St Petersburg, FL 33716-1100

First Clearing LLC                        Cash Management        13,706,909.57               6.11%
Ziopharm Oncology, Inc                         Class
Attn: Richard Bagley
Flagship Wharf
197 8th St Ste 300

Mac & Co                                Institutional Class      31,076,225.55              59.15%
Attn Mutual Fund Ops
P.O. Box 3198
Pittsburgh, PA 15230-3198

Nationwide Insurance Co NACO            Institutional Class       8,330,041.23              15.86%
P.O. Box 182029
Columbus, OH 43218-2029

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
First Clearing LLC                      Personal Investment       1,004,551.70              41.83%
DR N A Chetta and                              Class
Louise S Chetta Co-TTEES
7400 General Haig St
New Orleans, LA 70124-3533

First Clearing LLC                      Personal Investment         202,500.60               8.43%
Eola McConnell                                 Class
314 Papworth Ave
Metairie, LA 70005-3613

First Clearing Corporation              Personal Investment         200,733.21               8.36%
Margaret Ann Turfitt Lindsey                   Class
4 Rosa Park
New Orleans, LA 70115-5044

First Clearing LLC                      Personal Investment         198,072.81               8.25%
Karen R Kerr                                   Class
Separate Property
745 High Plains Ave
Baton Rouge, LA 70810-4346

First Clearing LLC                      Personal Investment         178,591.88               7.44%
Gravier Street Partnership                     Class
Attn Philip J Dorsey
511 Gravier Street 3rd Fl
New Orleans, LA 70130-2726

First Clearing LLC                      Private Investment       24,137,629.85              33.49%
WMT Associates LLC                             Class
10 Tarpon Isle 34th Fl
Palm Beach, FL 33480-4754

First Clearing LLC                       Private Investment      15,590,080.62              21.63%
George Suddock                                 Class
10700Wheat First Dr
Glen Allen, VA 23060-9243

First Clearing LLC                       Private Investment       4,725,970.34               6.56%
George Suddock Sep IRA                         Class
10700Wheat First Dr
Glen Allen, VA 23060-9243

Stifel Nicolaus & Co Inc                 Private Investment       4,491,794.83               6.23%
Bruce Burnam Trust of 1992                     Class
501 North Broadway
Saint Louis, MO 63102-2131

                                                                                 PERCENT OF CLASS
NAME OF FUND AND NAME AND                                     NUMBER OF SHARES         OWNED
ADDRESS OF RECORD OWNER                        CLASS           OWNED OF RECORD      OF RECORD*
-------------------------               -------------------   ----------------   ----------------
M&T Bank Escrow Agent for                  Reserve Class          1,314,693.41              36.37%
LIEI Acquisition Corp
c/o Lyn Somerville
1350 I St NW Ste 200
Washington, DC 20005-7300

M&T Bank Escrow Agent for                  Reserve Class          1,311,937.74              36.30%
Farley's and Stathers Cancy Co, Inc
c/o Lyn Somerville
1350 I St NW Ste 200
Washington, DC 20005-7300

Olivia Dixon                               Reserve Class            974,115.60              26.95%
c/o M&T Bank Attn: John Wise
1350 I Street NW-200
Washington, DC 20005

First Clearing LLC                         Resource Class        14,581,951.15               8.87%
Patient Advocate Foundation Co-Pay
Relief CPR
700 Thimble Shoals
Glenn Allen, VA 23060

GIL Investment Company LTD                 Resource Class        12,318,288.27               7.49%
10700 Wheat First Dr
Glen Allen, VA 23060-9243

First Clearing LLC FBO                     Resource Class        12,231,943.03               7.44%
Kemoy Equities Corp
10700 Wheat First Dr
Glen Allen, VA 23060-9243

Gilbert Chagoury                           Resource Class        11,348,063.00               6.90%
10700 Wheat First Dr
Glen Allen, VA 23060-9243

----------
* The Trusts have no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

                                    EXHIBIT J

                        TRUSTEE OWNERSHIP OF FUND SHARES

     Set forth below is the dollar range of equity securities beneficially owned by each trustee and nominee as of October 31, 2007 (i) in each Fund and (ii) on an aggregate basis, in all registered investment companies overseen by the trustee within the AIM Funds complex.

                                                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                               INTERESTED TRUSTEES
                                                   ------------------------------------------
                                                      MARTIN L. FLANAGAN   PHILIP A. TAYLOR
                                                   ---------------------   ------------------
AIM CORE ALLOCATION PORTFOLIO SERIES
     Series C
     Series M

AIM EQUITY FUNDS
     AIM Capital Development Fund
     AIM Charter Fund
     AIM Constellation Fund
     AIM Diversified Dividend Fund
     AIM Large Cap Basic Value Fund
     AIM Large Cap Growth Fund

AIM FUNDS GROUP
     AIM Basic Balanced Fund
     AIM European Small Company Fund
     AIM Global Value Fund
     AIM International Small Company Fund
     AIM Mid Cap Basic Value Fund
     AIM Select Equity Fund
     AIM Small Cap Equity Fund

                                                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                               INTERESTED TRUSTEES
                                                   ------------------------------------------
                                                      MARTIN L. FLANAGAN   PHILIP A. TAYLOR
                                                   ---------------------   ------------------
AIM GROWTH SERIES
     AIM Basic Value Fund
     AIM Conservative Allocation Fund
     AIM Global Equity Fund
     AIM Growth Allocation Fund
     AIM Income Allocation Fund
     AIM Independence Now Fund
     AIM Independence 2010 Fund
     AIM Independence 2020 Fund
     AIM Independence 2030 Fund
     AIM Independence 2040 Fund
     AIM Independence 2050 Fund
     AIM International Allocation Fund
     AIM Mid Cap Core Equity Fund
     AIM Moderate Allocation Fund
     AIM Moderate Growth Allocation Fund
     AIM Moderately Conservative Allocation Fund
     AIM Small Cap Growth Fund

AIM INVESTMENT FUNDS
     AIM China Fund
     AIM Developing Markets Fund
     AIM LIBOR Alpha Fund
     AIM Global Health Care Fund
     AIM International Total Return Fund
     AIM Japan Fund
     AIM Trimark Endeavor Fund
     AIM Trimark Fund
     AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS
     AIM Global Real Estate Fund
     AIM High Yield Fund
     AIM Income Fund
     AIM Intermediate Government Fund
     AIM Limited Maturity Treasury Fund
     AIM Money Market Fund
     AIM Municipal Bond Fund
     AIM Real Estate Fund
     AIM Short Term Bond Fund
     AIM Total Return Bond Fund

                                                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                               INTERESTED TRUSTEES
                                                   ------------------------------------------
                                                      MARTIN L. FLANAGAN   PHILIP A. TAYLOR
                                                   ---------------------   ------------------
AIM TAX-EXEMPT FUNDS
     AIM High Income Municipal Fund
     AIM Tax-Exempt Cash Fund
     AIM Tax-Free Intermediate Fund

SHORT-TERM INVESTMENTS TRUST
     Government & Agency Portfolio
     Government TaxAdvantage Portfolio
     Liquid Assets Portfolio
     STIC Prime Portfolio
     Treasury Portfolio

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen By Trustee in the
AIM Funds Complex

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND



                                                                INDEPENDENT TRUSTEES
                                          --------------------------------------------------------------
                                          BOB R.   FRANK S.   JAMES T.   BRUCE L.   ALBERT R.    JACK M.
                                           BAKER    BAYLEY    BUNCH(1)   CROCKETT     DOWDEN    FIELDS(1)
                                          ------   --------   --------   --------   ---------   ---------
AIM CORE ALLOCATION PORTFOLIO SERIES
   Series C
   Series M

AIM EQUITY FUNDS
   AIM Capital Development Fund
   AIM Charter Fund
   AIM Constellation Fund
   AIM Diversified Dividend Fund
   AIM Large Cap basic Value Fund
   AIM Large Cap Growth Fund

AIM FUNDS GROUP
   AIM Basic Balanced Fund
   AIM European Small Company Fund
   AIM Global Value Fund
   AIM International Small Company Fund
   AIM Mid Cap Basic Value Fund
   AIM Select Equity Fund
   AIM Small Cap Equity Fund

AIM GROWTH SERIES
   AIM Basic Value Fund
   AIM Conservative Allocation Fund
   AIM Global Equity Fund
   AIM Growth Allocation Fund
   AIM Income Allocation Fund
   AIM Independence 2010 Fund
   AIM Independence Now Fund
   AIM Independence 2020 Fund
   AIM Independence 2030 Fund
   AIM Independence 2040 Fund
   AIM Independence 2050 Fund
   AIM International Allocation Fund
   AIM Mid Cap Core Equity Fund
   AIM Moderate Allocation Fund
   AIM Moderate Growth Allocation Fund
   AIM Moderately Conservative
      Allocation Fund
   AIM Small Cap Growth Fund

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND



                                                                INDEPENDENT TRUSTEES
                                          --------------------------------------------------------------
                                          BOB R.   FRANK S.   JAMES T.   BRUCE L.   ALBERT R.    JACK M.
                                           BAKER    BAYLEY    BUNCH(1)   CROCKETT     DOWDEN    FIELDS(1)
                                          ------   --------   --------   --------   ---------   ---------
AIM INVESTMENT FUNDS
   AIM China Fund
   AIM Developing Markets Fund
   AIM LIBOR Alpha Fund
   AIM Global Health Care Fund
   AIM International Total Return Fund
   AIM Japan Fund
   AIM Trimark Endeavor Fund
   AIM Trimark Fund
   AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund
   AIM High Yield Fund
   AIM Income Fund
   AIM Intermediate Government Fund
   AIM Limited Maturity Treasury Fund
   AIM Money Market Fund
   AIM Municipal Bond Fund
   AIM Real Estate Fund
   AIM Short Term Bond Fund
   AIM Total Return Bond Fund

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund
   AIM Tax-Exempt Cash Fund
   AIM Tax-Free Intermediate Fund

SHORT-TERM INVESTMENTS TRUST
   Government & Agency Portfolio
   Government TaxAdvantage Portfolio
   Liquid Assets Portfolio
   STIC Prime Portfolio
   Treasury Portfolio

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen By Trustee in the
AIM Funds Complex

----------
(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                   DOLLAR RANGE OF EQUITY SECURITIES PER FUND



                                                                    INDEPENDENT TRUSTEES
                                          ------------------------------------------------------------------------
                                                            PREMA
                                               CARL        MATHAI    LEWIS F.   RUTH H.    LARRY        RAYMOND
                                          FRISCHLING(1)   DAVIS(1)    PENNOCK   QUIGLEY   SOLL(1)   STICKEL, JR.(1)
                                          -------------   --------   --------   -------   -------   ---------------
AIM CORE ALLOCATION PORTFOLIO SERIES
   Series C
   Series M

AIM EQUITY FUNDS
   AIM Capital Development Fund
   AIM Charter Fund
   AIM Constellation Fund
   AIM Diversified Dividend Fund
   AIM Large Cap basic Value Fund
   AIM Large Cap Growth Fund

AIM FUNDS GROUP
   AIM Basic Balanced Fund
   AIM European Small Company Fund
   AIM Global Value Fund
   AIM International Small Company Fund
   AIM Mid Cap Basic Value Fund
   AIM Select Equity Fund
   AIM Small Cap Equity Fund

AIM GROWTH SERIES
   AIM Basic Value Fund
   AIM Conservative Allocation Fund
   AIM Global Equity Fund
   AIM Growth Allocation Fund
   AIM Income Allocation Fund
   AIM Independence 2010 Fund
   AIM Independence Now Fund
   AIM Independence 2020 Fund
   AIM Independence 2030 Fund
   AIM Independence 2040 Fund
   AIM Independence 2050 Fund
   AIM International Allocation Fund
   AIM Mid Cap Core Equity Fund

----------
(1) Amounts shown include the total amount of compensation deferred by the trustee at his or her election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the AIM Funds.

                                                         DOLLAR RANGE OF EQUITY SECURITIES PER FUND
                                                                    INDEPENDENT TRUSTEES
                                          ------------------------------------------------------------------------
                                                            PREMA
                                               CARL        MATHAI    LEWIS F.   RUTH H.    LARRY        RAYMOND
                                          FRISCHLING(1)   DAVIS(1)    PENNOCK   QUIGLEY   SOLL(1)   STICKEL, JR.(1)
                                          -------------   --------   --------   -------   -------   ---------------
   AIM Moderate Allocation Fund
   AIM Moderate Growth Allocation Fund
   AIM Moderately Conservative
      Allocation Fund
   AIM Small Cap Growth Fund

AIM INVESTMENT FUNDS
   AIM China Fund
   AIM Developing Markets Fund
   AIM LIBOR Alpha Fund
   AIM Global Health Care Fund
   AIM International Total Return Fund
   AIM Japan Fund
   AIM Trimark Endeavor Fund
   AIM Trimark Fund
   AIM Trimark Small Companies Fund

AIM INVESTMENT SECURITIES FUNDS
   AIM Global Real Estate Fund
   AIM High Yield Fund
   AIM Income Fund
   AIM Intermediate Government Fund
   AIM Limited Maturity Treasury Fund
   AIM Money Market Fund
   AIM Municipal Bond Fund
   AIM Real Estate Fund
   AIM Short Term Bond Fund
   AIM Total Return Bond Fund

AIM TAX-EXEMPT FUNDS
   AIM High Income Municipal Fund
   AIM Tax-Exempt Cash Fund
   AIM Tax-Free Intermediate Fund

SHORT-TERM INVESTMENTS TRUST
   Government & Agency Portfolio
   Government TaxAdvantage Portfolio
   Liquid Assets Portfolio
   STIC Prime Portfolio
   Treasury Portfolio

Aggregate Dollar Range of Equity
Securities in All Registered Investment
Companies Overseen By Trustee in the
AIM Funds Complex

SAMPLE PROXY CARD FOR AIM CORE ALLOCATION PORTFOLIO SERIES, AIM EQUITY FUNDS, AIM FUNDS GROUP, AIM GROWTH SERIES, AIM INVESTMENT
FUNDS, AIM INVESTMENT SECURITIES FUNDS, AIM TAX-EXEMPT FUNDS AND SHORT-TERM INVESTMENTS TRUST

                                                           -------------------------------------------------------------------------
                                                                               FOUR EASY WAYS TO VOTE YOUR PROXY

                                                           INTERNET:  Go to WWW.XXXXXXXXXXXXXX.XXX and follow the online directions.
                                                           TELEPHONE: Call 1-800-XXX-XXXX and follow the simple instructions.
                                                           MAIL:      Vote, sign, date and return your proxy by mail.
                                                           IN PERSON: Vote at the Special Meeting of Shareholders.
(AIM INVESTMENTS(R) LOGO)                                  -------------------------------------------------------------------------

                   999 999 999 999 99

(FUND_NAME) (THE "FUND")                                                      PROXY SOLICITED BY THE BOARD OF TRUSTEES (THE "BOARD")
AN INVESTMENT PORTFOLIO OF (ENTITY_NAME) (THE "TRUST")                               PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                                                                                              HELD FEBRUARY 29, 2008

The undersigned hereby appoints Philip A. Taylor, John M. Zerr and Sidney M. Dilgren, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Special Meeting of Shareholders on February 29, 2008, at 3:00 p.m., Central Time, and at any adjournment or postponement thereof, all of the shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS
PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED "FOR" EACH NOMINEE AND "FOR" THE APPROVAL OF EACH
PROPOSAL.

                                                                    NOTE: IF YOU VOTE BY TELEPHONE OR ON THE INTERNET, PLEASE DO
                                                                          NOT RETURN YOUR PROXY CARD.
                                                                    (ARROW)
                                                                            PROXY MUST BE SIGNED AND DATED BELOW.

                                                                    Dated
                                                                          ---------------

                                                                    ----------------------------------------------------------------


                                                                    ----------------------------------------------------------------
                                                                    Signature(s) (if held jointly)                 (SIGN IN THE BOX)

                                                                    NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY
                                                                    CARD. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer's position with the entity.

                                                                                                 (ARROW)

     *--+

                                         (ARROW) PLEASE FILL IN BOX AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] (ARROW)
                                                 PLEASE DO NOT USE FINE POINT PENS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

                                                                                                             WITHHOLD
                                                                                                            AUTHORITY
                                                                                                      FOR    FOR ALL    FOR ALL
                                                                                                      ALL    NOMINEES   EXCEPT*

1.   To elect 13 trustees to the Board of Trustees of the Trust, each of whom will serve until his    [ ]      [ ]        [ ]     1.
     or her successor is elected and qualified:

     (01)   Bob R. Baker                            (08)   Carl Frischling
     (02)   Frank S. Bayley                         (09)   Prema Mathai-Davis
     (03)   James T. Bunch                          (10)   Lewis F. Pennock
     (04)   Bruce L. Crockett                       (11)   Larry Soll, Ph.D.
     (05)   Albert R. Dowden                        (12)   Raymond Stickel, Jr.
     (06)   Jack M. Fields                          (13)   Philip A. Taylor
     (07)   Martin L. Flanagan

     * TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "FOR ALL EXCEPT" BOX AND WRITE
       THE NOMINEE'S NUMBER(S) ON THE LINE PROVIDED.

     ----------------------------------------------------------------------------------------------

                                                                                                      FOR    AGAINST    ABSTAIN

2.   To approve a new sub-advisory agreement for the Fund and each other series portfolio of the      [ ]      [ ]        [ ]     2.
     Trust between A I M Advisors, Inc. and each of AIM Funds Management Inc.; INVESCO Asset
     Management Deutschland, GmbH; INVESCO Asset Management Ltd.; INVESCO Asset Management (Japan)
     Limited; INVESCO Australia Limited; INVESCO Global Asset Management (N.A.), Inc.; INVESCO Hong
     Kong Limited; INVESCO Institutional (N.A.), Inc.; and INVESCO Senior Secured Management, Inc.

3.   To approve an amendment to the Trust's Agreement and Declaration of Trust that would permit      [ ]      [ ]        [ ]     3.
     the Board of Trustees of the Trust to terminate the Trust, the Fund and each other series portfolio of the Trust, or a share class without a shareholder vote.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY
ADJOURNMENT OR POSTPONEMENT THEREOF.

                         PLEASE VOTE, SIGN AND DATE THIS PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

(ARROW)                                                                                                                      (ARROW)